UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Natixis Distributors, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2010

CGM Advisor Targeted Equity Fund

Capital Growth Management Limited Partnership

Harris Associates Large Cap Value Fund

Harris Associates L.P.

Natixis Income Diversified Portfolio

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Natixis U.S. Diversified Portfolio

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Value Opportunity Fund

Vaughan Nelson Investment Management, L.P.

Westpeak ActiveBeta® Equity Fund

Westpeak Global Advisors, L.P.

TABLE OF  CONTENTS

Management Discussion and Performance page 1

Portfolio of Investments page 40

Financial Statements page 87

CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Manager:

G. Kenneth Heebner, CFA

Capital Growth Management Limited Partnership

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Fund Inception:

November 27, 1968

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

Market Conditions

The economy remained unsettled throughout 2010, as bouts of optimism alternated with periods of doubt for investors. An economic rebound, albeit a fragile one, was underway early in the year and stock prices rose. However, on the heels of a sputtering recovery, stock markets around the world fell as fears of slowing economic growth worldwide and a possible double-dip recession in the United States sparked substantial selling. At midyear, we entered a time of lackluster growth and uncertainty in the financial markets. However, improving global economic data in the second half of the period helped bolster equity market returns, with U.S. stocks posting positive results for the year.

Performance Results

Boosted by strong fourth quarter performance, CGM Advisor Targeted Equity Fund delivered healthy gains for the year. For the 12 months ended December 31, 2010, Class A shares returned 17.14%, at net asset value. The fund outperformed its benchmark, the S&P 500 Index, which returned 15.06%. It also outperformed the 15.53% average return of funds in Morningstar’s Large Growth category.

Explanation of Fund Performance

The fund was positioned throughout 2010 to benefit from global economic recovery. It remained fully invested over the 12 months, with significant concentrations in automobiles, transportation, technology, banking and mining.

The top contributors to performance during the year included Ford Motor Company, Marriott International and Peabody Energy. One of the biggest gainers, Ford also remained the fund’s largest position throughout the period. The company continues to add market share because of its innovative products and consolidation by competitors. In addition, the company has posted significant and growing earnings at the bottom of the worst recession in 30 years. Hotel giant Marriott witnessed a cyclical recovery in its global hotel operations, aiding fund results. The hotel industry, which suffered

1  |

a major decline in 2009 due to the global recession, is now rebounding. Marriott is benefiting from its leadership position in this industry. Peabody Energy, a large private-sector coal company, was also a key contributor to fund performance. The company, which was added to the portfolio during the second half of the year, has a major presence in Australia, Venezuela and the United States with significant holdings in the Powder River Basin, a geologic region in southeast Montana and northeast Wyoming known for its coal deposits. Peabody Energy is benefiting from rising metallurgical and steam coal prices, which are being elevated by the strength of the global economy.

Detractors for the year included Bank of America, Goldman Sachs and Vale. Bank of America disappointed because of problems with its substantial mortgage portfolio, and we sold the stock in the third quarter. In addition, an investment in Goldman Sachs, a full-service global investment banking and securities firm, hindered performance. The company’s stock declined sharply with the announcement of Securities and Exchange Commission (SEC) fraud allegations, as well as initiation of a criminal investigation by the Department of Justice. We sold the stock because of uncertainties created by these events. Vale, the second largest mining company in the world and a leading Brazilian iron ore producer, also hampered results. The company was sold at a loss when the price of iron ore declined contrary to our expectations.

Outlook

We believe that the global economy will continue to expand in 2011, creating attractive opportunities in individual securities. Major investments include automobiles, transportation, mining and banks. As always, we will emphasize those stocks we believe offer significant potential for price appreciation.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  2

CGM ADVISOR TARGETED EQUITY FUND

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares

December 31, 2000 through December 31, 2010

Average Annual Returns — December 31, 2010

	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
Net Asset Value[1]	17.14%	5.69%	3.78%
With Maximum Sales Charge[2]	10.42	4.45	3.17

Class B (Inception 2/28/97)
Net Asset Value[1]	16.26	4.92	3.00
With CDSC[3]	11.26	4.59	3.00

Class C (Inception 9/1/98)
Net Asset Value[1]	16.22	4.92	3.00
With CDSC[3]	15.22	4.92	3.00

Class Y (Inception 6/30/99)
Net Asset Value[1]	17.39	6.00	4.15

Comparative Performance
S&P 500 Index[4]	15.06%	2.29%	1.41%
Morningstar Large Growth Fund Avg.[5]	15.53	2.77	0.30

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

3  |

Fund Composition	% of Net Assets as of 12/31/10
Common Stocks	98.3
Short-Term Investments and Other	1.7

Ten Largest Holdings	% of Net Assets as of 12/31/10
Ford Motor Co.	12.3
Freeport-McMoRan Copper & Gold, Inc.	6.7
FedEx Corp.	6.0
Deere & Co.	5.7
Peabody Energy Corp.	5.5
Marriott International, Inc., Class A	5.4
Oracle Corp.	5.0
Itau Unibanco Holding SA, Preference ADR	5.0
United Parcel Service, Inc., Class B	5.0
BHP Billiton Ltd., Sponsored ADR	4.9

Five Largest Industries	% of Net Assets as of 12/31/10
Metals & Mining	14.6
Automobiles	12.3
Air Freight & Logistics	10.9
Machinery	10.6
Commercial Banks	9.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.19%	1.19%
B	1.94	1.94
C	1.95	1.95
Y	0.94	0.94

NOTES TO CHARTS

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

4	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

5	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

|  4

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Managers:

Edward S. Loeb, CFA

Michael J. Mangan, CFA

Diane L. Mustain, CFA

Harris Associates L.P.

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Fund Inception:

May 6, 1931

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

Market Conditions

After starting 2010 with a strong first quarter, markets moved erratically for several months. Europe’s sovereign debt crisis, the Gulf oil spill and fears of a second economic downturn unsettled investors. Money flowed heavily out of stocks and into bonds despite historically low yields. But aggressive action by the Federal Reserve Board and signs of renewed economic growth helped restore confidence, propelling stocks to a vigorous second-half rally.

Performance Results

For the 12 months ended December 31, 2010, Class A shares of Harris Associates Large Cap Value Fund returned 13.08% at net asset value. The fund underperformed its benchmark, the Russell 1000 Value Index, which returned 15.51%, and the 14.01% average return of funds in its peer group, Morningstar’s Large Blend category.

Explanation of Fund Performance

Stock selection in technology and an extreme overweight in the sector, which generated sub-par returns, were the primary sources of the fund’s shortfall relative to the benchmark. Hewlett-Packard was the period’s biggest disappointment as shares fell amid turmoil in the executive suite. Microsoft lagged, while Intel and Texas Instruments were gainers. We continue to favor technology and took a position in Cisco when shares faltered.

A substantial overweight versus the benchmark made the consumer discretionary sector the fund’s performance leader for the period. Standouts included cruise line operator Carnival, hotel franchiser Marriott and Starwood Hotels. All responded to unexpected gains in business and leisure travel, which brought better occupancy rates and allowed for price increases. The hotel and cruise industries have limited plans for capacity additions, improving long-term prospects. Comcast also rose, based on the potential benefits of its pending merger with NBC Universal.

Boeing and Rockwell Automation fueled good results in the industrials sector. The commercial aircraft business

5  |

has recovered, bolstering Boeing’s outlook despite problems with its 787 jetliner. Rebounding manufacturing activity boosted demand for Rockwell’s automation and control systems, which help run major production line equipment. We trimmed holdings of Caterpillar as shares moved up sharply in response to a recovery in mining, which was fueled by rising commodity prices.

The energy sector detracted from relative results due to the sharp decline in Transocean Ltd., which owned the drilling platform at the core of the Gulf oil disaster. Gains in National Oilwell, Apache Corp. and Williams Companies were not enough to offset that impact. Transocean’s shares have rebounded considerably and we continue to favor the company's prospects.

In healthcare, we sold Abbott Labs, Johnson & Johnson and Boston Scientific, which freed assets for adding to medical device maker Medtronic and pharmaceutical company Baxter International when their stocks sank. Both bounced back from earlier lows. Disappointing earnings led us to eliminate retailer Best Buy. We sold supermarket companies Kroger and Safeway, whose subpar earnings reflect the competitive threat of grocery operations at Walmart and Target. (Neither is in the portfolio). We eliminated Lockheed Martin in favor of defense contractor Northrop Grumman and took profits in cereal maker General Mills.

Within the portfolio, we took profits and reduced positions among some more cyclical issues, such as Caterpillar and the hotel stocks, and built exposure to natural gas and finance, areas that have lagged or been beset by skepticism for various reasons.

Outlook

With better economic data quieting fears of a double-dip recession, our expectations for stocks remain positive. Corporate earnings are still growing. Investable funds continue to pile up on the sidelines as fear of rising interest rates and lower bond prices prompts fixed-income investors to seek alternatives. Overall, stock valuations are still quite attractive relative to our assessment of future values and stand at a level from which good returns should be possible.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  6

HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

December 31, 2000 through December 31, 2010

Average Annual Returns — December 31, 20106

	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
Net Asset Value[1]	13.08%	1.86%	0.60%
With Maximum Sales Charge[2]	6.56	0.67	0.00

Class B (Inception 9/13/93)
Net Asset Value[1]	12.31	1.11	-0.15
With CDSC[3]	7.31	0.72	-0.15

Class C (Inception 5/1/95)
Net Asset Value[1]	12.26	1.10	-0.15
With CDSC[3]	11.26	1.10	-0.15

Class Y (Inception 11/18/98)
Net Asset Value[1]	13.47	2.23	1.01

Comparative Performance
Russell 1000 Value Index[4]	15.51%	1.28%	3.26%
Morningstar Large Blend Fund Avg.[5]	14.01	1.98	1.64

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

7  |

Fund Composition	% of Net Assets as of 12/31/10
Common Stocks	94.1
Short-Term Investments and Other	5.9

Ten Largest Holdings	% of Net Assets as of 12/31/10
Intel Corp.	5.4
Carnival Corp.	5.3
JPMorgan Chase & Co.	4.0
Applied Materials, Inc.	3.7
Bank of New York Mellon Corp.	3.5
Baxter International, Inc.	3.5
Williams Cos., Inc. (The)	3.4
Boeing Co. (The)	3.1
Illinois Tool Works, Inc.	3.1
Franklin Resources, Inc.	3.0

Five Largest Industries	% of Net Assets as of 12/31/10
Semiconductors & Semiconductor Equipment	11.2
Hotels, Restaurants & Leisure	10.1
Oil, Gas & Consumable Fuels	9.0
Media	6.9
Capital Markets	6.5

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.50%	1.30%
B	2.25	2.05
C	2.25	2.05
Y	1.25	1.05

NOTES TO CHARTS

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

4	Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

5	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

7	Before fee waivers and/or expense reimbursements.

8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

|  8

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Management Discussion

Subadvisors:

AEW Capital Management, L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks current income with a secondary objective of capital appreciation

Strategy:

Focuses on fixed-income and equity securities through a diversified portfolio of complementary income-producing investment disciplines from specialized money managers

Inception Date:

November 17, 2005

Symbols:

Class A	IIDPX
Class C	CIDPX

Market Conditions

After a mixed first half that favored lower-risk markets, stock performance surprised many market observers with a show of strength in the face of ongoing economic weakness, most notably during the closing months of the year. In this environment, real estate investment trusts (REITs) delivered strong returns as did dividend-paying equity securities. In general, fixed-income markets, including inflation-protected securities, also turned in favorable results.

Performance Results

For the 12 months ended December 31, 2010, Class A shares of Natixis Income Diversified Portfolio returned 16.73% at net asset value. The portfolio outperformed its primary benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54%. The portfolio’s secondary benchmark returned 14.53% for the year. This benchmark is a blended, unmanaged index composed of 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index and 15% Barclays Capital U.S. TIPS Index. The fund’s Morningstar peer group, the Conservative Allocation category, had an average return of 10.03% for the year.

Explanation of Fund Performance

Natixis Income Diversified Portfolio allows investors to participate in four separate income-oriented market segments, each featuring a different income-oriented investment discipline. They are:

•

Active Dividend Equity Segment, an indexed portfolio of dividend-paying common stocks, based on the Dow Jones Select Dividend Index, and tracked by Active Investment Advisors (AIA), a division of Natixis Asset Management Advisors, L.P.

•	AEW Diversified REIT Segment, composed of REITs. The segment is managed by AEW Capital Management, L.P. (“AEW”), a specialist in this income-producing equity field.

9  |

•	Loomis Sayles Inflation Protected Securities Segment, a portfolio of Treasury Inflation-Protected Securities (TIPS). The segment is managed by Loomis Sayles and Company, L.P. (“Loomis Sayles”).

•	Loomis Sayles Multi-Sector Bond Segment, a portfolio composed of domestic and foreign bonds also managed by Loomis Sayles.

Active Dividend Equity Segment

This segment is designed to replicate the Dow Jones Select Dividend Index by holding substantially all of the securities in the index in the same proportions. The benchmark is composed of 100 of the highest dividend-paying equity securities (other than REITs) in the Dow Jones U.S. Total Market Index – a broad-based index designed to represent the total market for U.S. equity securities.

The Active Dividend Equity segment delivered a solid return for 2010. Performance was led by industrials, which represented just under 15% of the segment at the end of the year, and by utilities and financials.

Healthcare, consumer staples and utilities, which accounted for approximately 52% of the segment at the end of the year, lagged the index average but still made a positive contribution to performance.

In May, Zenith National Insurance was acquired by Fairfax Financial and was replaced in the index and the portfolio with H.J. Heinz. Five other changes occurred during the annual rebalance of the index in December.

AEW Diversified REIT Segment

REITs were strong performers for the second year in a row, in part because interest rates remained low, which drew in yield-hungry investors and those anticipating a recovery in the real estate market. Good security selection in the office, storage and hotel sectors drove this segment’s performance. Among the strongest contributors were apartment REITs Equity Residential and AvalonBay Communities as well as regional mall REIT Simon Property Group. Coresite Realty and Hudson Pacific Properties detracted from performance.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  10

AEW believes expectations for the REITs market should be tempered for the near term. These securities have been performing well despite the ailing economy and a climate of discouragingly slow job growth. Broader macroeconomic developments are likely to continue to play a role in the market’s direction, which could result in additional bouts of volatility, particularly if economic indicators remain mixed. However, as long as interest rates remain low and the economy continues to improve, REITs have the potential to continue to attract investors with a combination of generous income and relative cash flow stability.

Loomis Sayles Inflation Protected Securities Segment

Interest rates generally oscillated throughout the year. Midway through the year, an increasing perception that economic recovery was proceeding more slowly than expected aided longer-duration TIPS, which contributed the most to the segment’s performance during the period. However, during the second half of the year, TIPS with shorter durations were the performance leaders, as nominal interest rates (rates not adjusted for inflation) began to rise.

A small position in assets held in Temporary Liquidity Guarantee Program (TLGP) bonds and mortgage-backed securities was a minor detractor from performance. (TLGP bonds were created in 2008 when the FDIC increased its insurance coverage for depository accounts held at certain financial institutions and also lent its guarantee to bonds issued by financial institutions of no more than three years.)

Loomis Sayles Multi-Sector Bond Segment

When global markets began to rally on optimism over economic prospects, strong security selection within corporate bonds aided performance. The best performers included high-yielding bonds with Moody’s ratings between BB and B – notably those in the transportation, consumer cyclical, technology and communications industries. Foreign non-dollar-denominated bonds met with some headwinds during the year, but the issues Loomis Sayles selected held up well because they emphasized countries with economies linked to commodities.

In general, the segment featured investment grade bonds, which offer better quality than lower-rated bonds and higher yields than Treasuries and other top-grade securities.

Allocations to commercial mortgage-backed securities and equity-sensitive convertible bonds also added to performance. A near zero allocation to mortgage-backed securities detracted from performance toward the end of the year.

11  |

NATIXIS INCOME DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A shares7

November 17, 2005 (inception) to December 31, 2010

Average Annual Total Returns — December 31, 20107

	1 Year	5 Year	Since Inception[8]

Class A (Inception 11/17/05)
Net Asset Value[1]	16.73%	5.25%	5.36%
With Maximum Sales Charge[2]	11.53	4.30	4.42

Class C (Inception 11/17/05)
Net Asset Value[1]	15.90	4.46	4.58
With CDSC[3]	14.90	4.46	4.58

Comparative Performance
Barclays Capital U.S. Aggregate Bond Index[4]	6.54%	5.80%	5.90%
Blended Index[5]	14.53	5.12	5.13
Morningstar Conservative Allocation Fund Avg.[6]	10.03	3.88	4.07

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit ga.natixis.com. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

|  12

Fund Composition	% of Net Assets as of 12/31/10
Bonds and Notes	48.1
Common Stocks	44.7
Preferred Stocks	0.5
Short-Term Investments and Other	6.7

Largest Holdings	% of Net Assets as of 12/31/10
Equities
Simon Property Group, Inc.	2.6
Equity Residential	1.8
AvalonBay Communities, Inc.	1.2
Public Storage	1.2
Boston Properties, Inc.	1.2
Fixed-Income
UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1.5
U.S. Treasury Bond, 3.375%, 4/15/2032	1.3
U.S. Treasury Note, 1.625%, 1/15/2015	1.3
Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1.2
Toys R Us, Inc., 7.375%, 10/15/2018	1.1

Five Largest Industries	% of Net Assets as of 12/31/10
Treasuries	14.3
REITs—Apartments	4.2
REITs—Regional Malls	3.6
Technology	3.3
REITs—Diversified	3.0

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[9]	Net Expense Ratio[10]
A	1.21%	1.21%
C	1.96	1.96

NOTES TO CHARTS

1	Does not include a sales charge.

2	Includes the maximum sales charge of 4.50%.

3	Class C share performance assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

4	Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Blended Index is an unmanaged, blended index composed of the following weights: 40% Barclays Capital U.S. Aggregate Bond Index, 25% MSCI US REIT Index, 20% Dow Jones Select Dividend Index, and 15% Barclays Capital U.S. TIPS Index. The four indices composing the Blended Index measure, respectively, the performance of investment-grade fixed-income securities, equity REIT securities, dividend-yielding equity securities, and Treasury inflation-protected securities. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancings of the fund’s investment portfolio, and the relative weightings of the asset classes in the fund will generally differ to some extent from the weightings in the Blended Index.

6	Morningstar Conservative Allocation Fund Average is the average performance without sales charges of funds with similar current investment objectives, as calculated by Morningstar, Inc.

7	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

8	The since-inception comparative performance figures shown were calculated from 12/1/05.

9	Before fee waivers and/or expense reimbursements.

10	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

13  |

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion

Subadvisors:

BlackRock Investment     Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

Market Conditions

A recovery in U.S. equity prices that began in March of 2009 continued through the first part of 2010, although the market struggled in the summer months on concerns of a double-dip recession in the United States. However, September brought a market rally that continued into the end of the year, driven by improving economic data and several market-friendly developments, including a commitment by the Federal Reserve Board to further loosen monetary policy and a bi-partisan tax agreement reached in December. The equity market rally was led by small-cap stocks.

Performance Results

For the 12 months ended December 31, 2010, Class A shares of Natixis U.S. Diversified Portfolio returned 21.90% at net asset value. For the same period, the S&P 500 Index returned 15.06%, the S&P MidCap 400 Index returned 26.64% and the Wilshire 4500 Index returned 28.43%. The portfolio outperformed the 15.53% average return of funds in Morningstar’s Large Growth category.

Explanation of Performance

Each of the portfolio’s four segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks and strategies:

•	BlackRock Segment seeks long-term growth of capital from companies of any size, with an emphasis on those with capitalizations greater than $2 billion.

•	Harris Associates Segment invests primarily in common stocks of large- and mid-cap companies that they believe are trading at a substantial discount to their “true business value.”

•	Loomis Sayles manages two segments. One invests in mid-cap growth stocks and the other focuses on small/mid-cap core stocks.

BlackRock Segment

Throughout 2010, BlackRock maintained an emphasis on capital growth from the information technology, industrials and consumer discretionary sectors. Among

|  14

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

consumer discretionary stocks, Las Vegas Sands was one of the segment’s top performers as the company opened successful new gaming properties in Macau and Singapore. Within industrials, China’s dominant search engine provider, Baidu, also appreciated sharply as its competitive position improved in the rapidly growing Chinese market. Salesforce.com, a pioneer in cloud computing, also surged higher on rising demand.

Mobile phone chipmaker QUALCOMM traded lower following a disappointing earnings release late in January. BlackRock sold the stock but added it back later in the year when the company appeared to have resolved some short-term issues. Palm fell sharply on poor sales expectations for its new smartphones and the stock was sold. Healthcare provider Covance was the most notable detractor after it missed analyst earnings estimates in July, although it remains in the portfolio because BlackRock believes the company is taking appropriate strategic actions to generate future growth.

Harris Associates Segment

Most of the segment’s technology holdings and several consumer discretionary and industrial stocks performed well. Standouts included cruise-ship operator Carnival, which continues to exceed analyst earnings expectations. Industrial equipment manufacturer Caterpillar benefited from strong demand, reporting better-than-expected cash generation, balance sheet improvement and good expense controls. Hotel giant Marriott International also displayed strong operating momentum. Harris Associates expects further benefits from its wide range of brands.

An exception to solid performance in the technology sector was Hewlett-Packard, which declined primarily in the second quarter over investor concerns about growth in the global technology market and a changeover in the firm’s top management. Transocean also fell in the second quarter on mounting liabilities pertaining to the oil spill associated with its Deepwater Horizon rig. Harris Associates continues to monitor the situation closely and are encouraged by strength the company exhibited in the latter half of the year, particularly

15  |

in international areas. Medtronic’s stock lagged for the year on weaker-than-expected third-quarter results. However, unlike other medical and pharmaceutical firms, Medtronic has a diverse product base with no competition from generics, and Harris Associates expects the company to continue to lead in cardiovascular technology.

Loomis Sayles Mid Cap Growth Segment

Strong stock selection and an emphasis on technology (communications equipment, software and services) and consumer cyclicals (e-commerce and specialty retail) aided the Mid Cap Growth segment’s performance in 2010. In technology, Loomis Sayles focused on leading franchises in areas of secular growth, such as cloud computing, virtualization, e-commerce, mobility and software. Top consumer cyclical performers included online movie company Netflix, clothing companies Lululemon Athletica and Fossil and Chipotle Mexican Grill restaurants. Several machinery stocks with exposure to faster growing, emerging markets also forged ahead, including Cummins, a power equipment company, and mining equipment manufacturer Joy Global, as well as Stericycle, an international medical waste treatment company.

Materials, consumer staples and financial services detracted from performance on a sector basis. Stock-specific disappointments for the fund included Brigham Exploration, Varian Semiconductor and Alpha Natural Resources. Oil explorer Brigham was hurt by a correction in oil prices in the spring, and Loomis Sayles’ stop-loss discipline forced the sale of the stock. Varian was sold early in the year when this semiconductor processing equipment maker’s bookings decelerated. One of the largest producers of thermal coal in the United States, Alpha Natural Resources stock was sold in May on lower commodity prices.

Derivatives were employed to hedge several large positions that had experienced significant price gains. In most cases, these stocks continued to appreciate. As a result, the hedges were a drag on performance during the period.

Loomis Sayles Small/Mid Cap Core Segment

The Small/Mid Cap Core segment delivered a positive return for the period. The consumer discretionary, utilities and producer durables sectors were the best contributors. Top individual stocks included clothing designer and manufacturer Fossil, hotel franchisor and time-share operator Wyndham Worldwide and hair-care products retailer Sally Beauty Holdings. Each of these companies benefited from strong earnings growth as company-specific improvements more than offset a weak overall consumer environment for most of the year. U.S.-based electric motor manufacturer Baldor Electric received an acquisition offer from ABB and was a stand out performer. The stock was sold before the end of the period.

Weak sectors included technology and financial services, both of which were hurt by poor stock selection. Disappointments included SuperMedia, which provides advertising services to small businesses through online and yellow page directories. The stock declined despite strong results that followed its recent emergence from a major debt restructuring. Lender Processing Services, which provides technology and outsourced services to the mortgage industry, succumbed to pressure caused by concerns over its role in the mortgage foreclosure crisis. Forestar Group also proved disappointing. The stock was strong in the second half of 2009, but flat for most of 2010 due to weakness in the new home market. Lender Processing Services and Forestar were sold.

|  16

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares8

December 31, 2000 through December 31, 2010

Average Annual Returns — December 31, 20108

	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
Net Asset Value[1]	21.90%	5.20%	4.01%
With Maximum Sales Charge[2]	14.90	3.96	3.39

Class B (Inception 7/7/94)
Net Asset Value[1]	21.01	4.42	3.22
With CDSC[3]	16.01	4.08	3.22

Class C (Inception 7/7/94)
Net Asset Value[1]	21.00	4.41	3.22
With CDSC[3]	20.00	4.41	3.22

Class Y (Inception 11/15/94)
Net Asset Value[1]	22.21	5.51	4.45

Comparative Performance
S&P 500 Index[4]	15.06%	2.29%	1.41%
S&P MidCap 400 Index[5]	26.64	5.74	7.16
Wilshire 4500 Index[6]	28.43	5.44	6.14
Morningstar Large Growth Fund Avg.[7]	15.53	2.77	0.30

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

17  |

Fund Composition	% of Net Assets as of 12/31/10
Common Stocks	97.2
Short-Term Investments and Other	2.8

Ten Largest Holdings	% of Net Assets as of 12/31/10
Intel Corp.	1.6
Carnival Corp.	1.5
Discover Financial Services	1.2
JPMorgan Chase & Co.	1.2
Boeing Co. (The)	1.1
Applied Materials, Inc.	1.1
Bank of New York Mellon Corp.	1.0
Williams Cos., Inc. (The)	1.0
Apple, Inc.	1.0
Baxter International, Inc.	1.0

Five Largest Industries	% of Net Assets as of 12/31/10
Machinery	6.7
Hotels, Restaurants & Leisure	5.9
Oil, Gas & Consumable Fuels	5.6
Semiconductors & Semiconductor Equipment	5.5
Software	4.7

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[9]	Net Expense Ratio[10]
A	1.56%	1.40%
B	2.31	2.15
C	2.31	2.15
Y	1.22	1.15

NOTES TO CHARTS

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

4	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

5	S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.

6	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.

7	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

8	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

9	Before fee waivers and/or expense reimbursements.

10	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

|  18

VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Managers:

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment Management, L.P.

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process

Fund Inception

December 31, 1996

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

Market Conditions

After a healthy first quarter, stocks retreated in the spring of 2010 as an oil spill in the Gulf of Mexico and a euro zone debt crisis put investors in risk-avoidance mode. Confidence sank further over the summer when the economy appeared to be weakening, bringing fears of a “double-dip” recession. The Federal Reserve Board intervened by injecting huge amounts of liquidity into the monetary system, boosting investor confidence. More positive data eventually confirmed that the economy was regaining its footing, setting up a significant stock market rally later in the year.

Performance Results

For the 12 months ended December 31, 2010, Class A shares of Vaughan Nelson Small Cap Value Fund returned 23.67% at net asset value. The fund’s return was modestly lower than the 24.50% return of its benchmark, the Russell 2000 Value Index, and the 25.61% average return of the funds in its peer group, the Morningstar Small Blend category.

Explanation of Fund Performance

All sectors of the portfolio except healthcare delivered positive absolute returns, with overweight positions and strong selection among energy, industrials and materials issues aiding performance. However, the fund’s emphasis on better quality companies detracted from performance early in the year when lower quality issues drew more attention. On a sector basis, stock selection in the financials sector, combined with an underrepresentation among real estate investment trusts (REITs), held back relative performance. The fund did not participate fully when REITs rallied early in the year because we were still cautious about business conditions in the industry. We expanded holdings during the period, but the portfolio weight is still below that of the benchmark. Also in financials, we took losses in credit guarantee company Assured Guaranty amid disappointing earnings and rising credit costs. Kansas-based thrift Capitol Federal Financial also pressured performance while in the process of converting from mutual to public ownership. We eliminated this holding

19  |

when the conversion was postponed amid deteriorating valuation and narrowing margins. Gleacher, a small investment bank, did not achieve the expected benefits of new management and consolidating and rebranding of affiliated companies. Revenues fell as costs were rising, and we moved out of the position. In healthcare, Mednax, a multi-state network of pediatric practices, held back results as new health care legislation raised questions about possible pricing pressure. We sold this holding, realizing gains over the period.

On the positive side, Wesco International, a major distributor of industrial parts and supplies, rose as sales and market share grew despite the weak economy. In energy, Brigham Exploration moved higher as it added to proven reserves in the Bakken shale oil field in the Rocky Mountains. In telecommunication services, Syniverse Technologies, whose services to telecom companies allow cell phone users to connect across networks, benefited from strong growth in mobile communications and an agreement to be purchased by private investors. The acquisition of fund holding Sybase by SAP, a leader in business management software, also boosted returns.

Outlook

Historically, investors have been willing to pay more for growth when it is hard to come by, as in the current slow recovery. Such an environment should reward strong stock selection. We continue to seek companies with solid balance sheets, the ability to raise prices and capture market share and managements that deploy capital effectively. The portfolio is slightly more biased toward cyclical trends than it was a year ago, with greater weights in industrial, materials and energy shares, both through added investment and price appreciation. After the sharp rises we have seen, stretches of volatility next year would not be surprising. Although major concerns remain unresolved, we do not expect severe pullbacks, barring unforeseeable developments.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

Effective July 31, 2009, the Fund was closed to new investors.

|  20

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

December 31, 2000 through December 31, 2010

Average Annual Returns — December 31, 20106

	1 Year	5 Years	10 Years	Since Inception[7]

Class A (Inception 12/31/96)
Net Asset Value[1]	23.67%	9.37%	5.30%	—
With Maximum Sales Charge[2]	16.57	8.08	4.68	—
Class B (Inception 12/31/96)
Net Asset Value[1]	22.78	8.56	4.52	—
With CDSC[3]	17.87	8.27	4.52	—
Class C (Inception 12/31/96)
Net Asset Value[1]	22.78	8.56	4.52	—
With CDSC[3]	21.80	8.56	4.52	—
Class Y (Inception 8/31/06)
Net Asset Value[1]	24.00	—	—	9.36%
Comparative Performance
Russell 2000 Value Index[4]	24.50%	3.52%	8.42%	1.35%
Morningstar Small Blend Fund Avg.[5]	25.61	3.86	7.18	3.30

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

21  |

Fund Composition	% of Net Assets as of 12/31/10
Common Stocks	95.0
Exchange Traded Funds	2.8
Short-Term Investments and Other	2.2

Ten Largest Holdings	% of Net Assets as of 12/31/10
iShares Russell 2000 Value Index Fund	2.8
WESCO International, Inc.	2.7
Oil States International, Inc.	2.4
Unit Corp.	2.3
Brigham Exploration Co.	2.3
Silgan Holdings, Inc.	2.2
Scotts Miracle-Gro Co. (The), Class A	2.2
Actuant Corp., Class A	2.1
Hanover Insurance Group, Inc. (The)	2.1
HCC Insurance Holdings, Inc.	2.0

Five Largest Industries	% of Net Assets as of 12/31/10
Insurance	8.3
Capital Markets	7.6
Commercial Banks	5.7
Oil, Gas & Consumable Fuels	5.2
Machinery	5.2

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.51%	1.47%
B	2.26	2.22
C	2.26	2.22
Y	1.20	1.20

NOTES TO CHARTS

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

4	Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

5	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

7	The since-inception comparative performance figures shown are calculated from 9/1/06.

8	Before fee waivers and/or expense reimbursements.

9	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

|  22

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Managers:

Dennis G. Alff, CFA

Chris D. Wallis, CFA

Scott J. Weber, CFA

Vaughan Nelson Investment

Management, L.P.

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Fund Inception:

October 31, 2008

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

Market Conditions

Equity markets began the year by extending 2009’s gains. However, by late spring 2010, a debt crisis in the euro zone, the Gulf oil spill and China’s efforts to restrain its growth had sent stocks lower. Anxiety grew further over the summer when the economy appeared to weaken, bringing fears of a double-dip recession. The Federal Reserve Board intervened by injecting liquidity into the economy, boosting investor confidence. When economic data began to brighten, a vigorous rally carried the stock market into the new year.

Performance Results

For the 12 months ended December 31, 2010, Class A shares of Vaughan Nelson Value Opportunity Fund returned 19.64% at net asset value. The fund underperformed both its benchmark, the Russell Midcap Value Index, which returned 24.75%, and the 22.52% average return of funds in its peer group, Morningstar’s Mid-Cap Blend category.

Explanation of Fund Performance

Disappointing stock selection in the financial sector held back results compared to the benchmark, as did the fund’s emphasis on higher quality issues when lower quality companies were market leaders early in the year. In financials, our cautious approach to real estate investment trusts (REITs) hurt comparative results. The portfolio was underexposed when REITs rallied early in 2010. We are now more comfortable with the industry’s financial outlook and have increased the fund’s weight in the group, although it remains below that of the index. We eliminated Assured Guaranty based on continuing losses and failure to gain share from weakened competitors in the municipal bond insurance market. We also sold Capitol Federal Financial, a Kansas thrift, when results were pressured by weak pricing and the company postponed its conversion from mutual to shareholder ownership. Two brokerages, MF Global and TD Ameritrade, declined with disappointing trading volumes. Both felt pressure from low rates on their net interest income, a significant revenue source. Both issues were sold. On the positive

23  |

side, our purchase of Fifth Third Bancorp at a depressed valuation during 2009 was rewarded when we took substantial profits early this year.

Within the technology sector, Seagate Technology disappointed as excess inventories of disk drives put pressure on prices. We sold Seagate in favor of other opportunities. Similarly, we sold shares of Bally Technologies, choosing not to await a much-delayed replacement cycle for casino gaming machines and systems. Within the energy sector, we sold Range Resources, another exploration and production firm, whose recent acquisitions and projected increases in capital outlays were not additive to shareholder value.

With the exception of healthcare, all portfolio sectors delivered positive absolute returns. The fund benefited from owning Syniverse Holdings, which provides wireless communications services. Shares reached our target price in anticipation of the company being taken private, and we sold the stock. Industrial parts distributor Wesco International rose, thanks to growing sales and expanded market share. We added Massey Energy, the nation’s largest coal exporter, following significant price weakness over the summer. The stock rebounded with growing demand for coal. Concho Resources benefited from new production in the Permian Basin and from strategic acquisitions that appear likely to add to earnings.

Outlook

Historically, investors have been willing to pay more for growth when it is hard to come by, as in the current slow recovery. Such an environment should favor strong stock selection. We continue to seek companies with solid balance sheets, the ability to raise prices and capture market share and managements that deploy capital effectively. The portfolio is now slightly more biased toward cyclical trends, with greater weights in industrial and energy shares, both through added investment and price appreciation. After the sharp price rises we have seen, stretches of volatility next year would not be surprising. Although major concerns remain unresolved, we do not expect severe pullbacks, barring unforeseeable developments.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  24

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

October 31, 2008 (inception) through December 31, 2010

Average Annual Returns — December 31, 20106

	1 Year	Since Inception[7]

Class A (Inception 10/31/08)
Net Asset Value[1]	19.64%	20.88%
With Maximum Sales Charge[2]	12.76	17.62

Class C (Inception 10/31/08)
Net Asset Value[1]	18.85	20.01
With CDSC[3]	17.85	20.01

Class Y (Inception 10/31/08)
Net Asset Value[1]	19.96	21.20

Comparative Performance
Russell Midcap Value Index[4]	24.75%	23.44%
Morningstar Mid-Cap Blend Fund Avg.[5]	22.52	23.69

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

25  |

Fund Composition	% of Net Assets as of 12/31/10
Common Stocks	92.3
Exchange Traded Funds	2.4
Short-Term Investment and Other	5.3

Ten Largest Holdings	% of Net Assets as of 12/31/10
Valeant Pharmaceuticals International, Inc.	2.5
iShares Russell Midcap Value Index Fund	2.4
Pioneer Natural Resources Co.	2.1
Reinsurance Group of America, Inc., Class A	2.1
WESCO International, Inc.	2.1
Crown Holdings, Inc.	2.1
CBS Corp., Class B	2.1
XL Group PLC	2.0
Celanese Corp., Series A	2.0
Fluor Corp.	2.0

Five Largest Industries	% of Net Assets as of 12/31/10
Oil, Gas & Consumable Fuels	9.3
Machinery	8.1
Insurance	7.3
Capital Markets	6.4
Chemicals	4.7

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	4.69%	1.40%
C	5.44	2.15
Y	4.44	1.15

NOTES TO CHARTS

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

4	Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

5	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

7	The since-inception comparative performance figures shown are calculated from 11/1/08.

8	Before fee waivers and/or expense reimbursements.

9	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

|  26

WESTPEAK ACTIVEBETA® EQUITY FUND

Management Discussion

Manager:

Khalid Ghayur, CFA

Stephen C. Platt, CFA

Stephen A. Komon*

Westpeak Global Advisors, L.P.

Objective:

Seeks long-term growth of capital.

Strategy:

Invests primarily in equity securities of large- and mid-cap U.S. companies.

Fund Inception:

July 30, 2010

Symbols:

Class A WABAX

Class C WABCX

Class Y WABYX

*	As of January 1, 2011 Stephen A. Komon is no longer a manager of the fund.

Market Conditions

After generally breaking even during the first seven months of 2010, the U.S. stock market staged a significant rally beginning in September. The market’s strong performance was aided by a number of favorable macroeconomic factors. The Federal Reserve Board’s large-scale purchase of Treasury bonds, its so-called “quantitative easing program,” fueled the economy with liquidity, helping to produce better-than-expected results in corporate earnings. Consumer spending was robust, considering the prevailing high levels of unemployment, and retailers enjoyed strong sales volume during the holiday season. Throughout the year, investor fears of a double dip in housing prices and an upward move in inflation were unrealized.

Performance Results

For the period from the fund’s inception on July 30, 2010 through December 31, 2010, Class A shares of Westpeak ActiveBeta® Equity Fund returned 14.28% at net asset value. The fund underperformed both its benchmark, the S&P 500 Index, which returned 15.19%, and the 14.97% return of the average fund in its peer group, the Morningstar Large Blend category.

Explanation of Fund Performance

The fund is equally divided between a value-based portfolio and a momentum-based portfolio. As a result, performance for any given period depends on the relative contributions of these two market segments. Shortly after the fund was launched, both the value and momentum portfolios underperformed. In the months that followed, momentum outperformed value. Although the value component finished the year on a positive note, it could not make up the ground it lost earlier in the period.

The fund’s overweight in technology made a positive contribution to performance. Individual stock weights within the technology sector were especially helpful. For example, the fund was overweight relative to its benchmark in LSI Corporation, which outperformed. It was underweight in Cisco and Hewlett-Packard,

27  |

both of which experienced earnings difficulties. The fund also benefited from its underweight position in health care stocks.

The biggest detractor from performance came from the fund’s overweight position in financial stocks. These stocks were well-represented in the value portfolio because of their inexpensive valuations relative to revenues, cash flow and book value. However, as a group, they underperformed the market during the period. The fund was also hurt by an underweight in energy stocks, especially within the momentum portfolio. Energy stocks had performed poorly during the first half of 2010, but they outperformed the broader market during the second half of the year as oil prices surged higher.

Outlook

We remain cautiously optimistic that the economy’s positive momentum will carry over into 2011. However, we are also mindful of the risks that could potentially disrupt the economic recovery. Commodity prices have already started to rise, a reminder that the liquidity that helped fuel the market’s advance in 2010 could eventually add to core inflation. Should signs of inflation cause interest rates to move higher, the housing market could be adversely affected and the stock market could come under some selling pressure. In addition, the government’s efforts to jump-start the economy have produced record levels of debt, a circumstance that now weighs on the minds of investors and legislators alike. Finally, although unemployment figures came down slightly toward the end of 2010, true progress has been elusive, and the unemployment outlook continues to present a cloudy picture for the year ahead.

Independent of the precise trajectory of the economy, the fund’s strategy will be to add incremental returns through a balance of value and momentum strategies. Both strategies are capable of providing superior returns over the long-term, but, because value and momentum stocks tend to be negatively correlated, we believe that a 50-50 combination provides the investor with diversification and a cushion of protection should either strategy fall out of investor favor in the short term.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  28

WESTPEAK ACTIVEBETA® EQUITY FUND

Investment Results through December 31, 2010

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — December 31, 20106

Since Inception[7]

Class A (Inception 7/30/10)
Net Asset Value[1]	14.28%
With Maximum Sales Charge[2]	7.71

Class C (Inception 7/30/10)
Net Asset Value[1]	13.94
With CDSC[3]	12.94

Class Y (Inception 7/30/10)
Net Asset Value[1]	14.39

Comparative Performance
S&P 500 Index[4]	15.19%
Morningstar Large Blend Fund Avg.[5]	14.97

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

29  |

Fund Composition	% of Net Assets as of 12/31/10
Common Stocks	100.3
Short-Term Investments and Other	(0.3)

Ten Largest Holdings	% of Net Assets as of 12/31/10
Exxon Mobil Corp	2.8
Apple, Inc.	2.4
General Electric Co.	1.7
Chevron Corp.	1.5
Microsoft Corp.	1.4
International Business Machines Corp.	1.3
JPMorgan Chase & Co.	1.2
AT&T, Inc.	1.1
Wells Fargo & Co.	1.0
ConocoPhillips	1.0

Five Largest Industries	% of Net Assets as of 12/31/10
Oil, Gas & Consumable Fuels	8.3
Computers & Peripherals	5.6
Software	4.9
Media	3.7
IT Services	3.4

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	2.86%	1.20%
C	3.61	1.95
Y	2.61	0.95

NOTES TO CHARTS

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

4	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

5	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
7	The since-inception comparative performance figures shown are calculated from 8/1/10.

8	Before fee waivers and/or expense reimbursements.

9	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  30

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and other expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2010 through December 31, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During the Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  32

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,308.50	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96
Class B
Actual	$1,000.00	$1,303.40	$11.15
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75
Class C
Actual	$1,000.00	$1,303.70	$11.15
Hypothetical (5% return before expenses)	$1,000.00	$1,015.53	$9.75
Class Y
Actual	$1,000.00	$1,310.50	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio: 1.17%, 1.92%, 1.92% and 0.92% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,233.70	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Class B
Actual	$1,000.00	$1,229.50	$11.52
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class C
Actual	$1,000.00	$1,228.30	$11.51
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41
Class Y
Actual	$1,000.00	$1,236.40	$5.92
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

33  |

NATIXIS INCOME DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,117.50	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$1,113.60	$10.44
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.96

*	Expenses are equal to the Portfolio’s annualized expense ratio: 1.20% and 1.96% for Class A and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

NATIXIS U.S. DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,290.10	$8.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Class B
Actual	$1,000.00	$1,284.90	$12.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
Class C
Actual	$1,000.00	$1,284.80	$12.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
Class Y
Actual	$1,000.00	$1,291.70	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Portfolio’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15%, 2.15% and 1.15% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  34

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,268.20	$8.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27
Class B
Actual	$1,000.00	$1,264.00	$12.44
Hypothetical (5% return before expenses)	$1,000.00	$1,014.22	$11.07
Class C
Actual	$1,000.00	$1,264.00	$12.44
Hypothetical (5% return before expenses)	$1,000.00	$1,014.22	$11.07
Class Y
Actual	$1,000.00	$1,270.30	$6.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio: 1.43%, 2.18%, 2.18% and 1.18% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,288.30	$8.07
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12
Class C
Actual	$1,000.00	$1,283.80	$12.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92
Class Y
Actual	$1,000.00	$1,289.30	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15% and 1.15%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

35  |

WESTPEAK ACTIVEBETA® EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2010[1]	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD 7/1/2010[1] – 12/31/2010
Class A
Actual	$1,000.00	$1,142.80	$5.42	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	*
Class C
Actual	$1,000.00	$1,139.40	$8.80	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91	*
Class Y
Actual	$1,000.00	$1,143.90	$4.30	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on July 30, 2010. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (154), divided by 365 (to reflect the partial period).

|  36

BOARD APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS FOR WESTPEAK ACTIVEBETA® EQUITY FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including a newly formed fund such as the Westpeak ActiveBeta® Equity Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements (together, the “Agreements”) for the Fund at an in-person meeting held on June 4, 2010.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), and the Fund’s subadviser, Westpeak Global Advisors, L.P. (“Westpeak” and, together with Natixis Advisors, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory and sub-advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by Westpeak and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Advisers’ investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Advisers’ performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Fund, and the resources to be dedicated to the Fund by the Advisers and their respective affiliates. The Trustees considered the fact that both Advisers at the time were affiliates of Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Fund, but also the

37  |

monitoring and administrative services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Fund under the Agreements seemed consistent with the Fund’s operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Fund and the Advisers. Because the Fund had not yet commenced operations, performance information for the Fund was not considered, although the Board considered the performance of other funds and accounts managed by the Advisers, and also reviewed simulated performance of an account managed in accordance with the Fund’s proposed strategies. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance record and/or other relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers and information about the advisory fees charged by Westpeak to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In evaluating the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Advisers’ affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund was subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and sub-advisory

|  38

fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means. The Trustees noted that the Fund was subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, including but not limited to the compliance-related resources the Advisers and their respective affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Fund and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

Board Approval of Subsequent Sub-Advisory Agreement With Westpeak

Effective on January 1, 2011, a group of executives from Westpeak purchased a controlling interest in Westpeak from Natixis US (the “Transaction”). Upon completion of the Transaction and as a result of the change of control of Westpeak, the Sub-Advisory Agreement discussed above for the Fund (the “Original Sub-Advisory Agreement”) terminated. The Trustees, including the Independent Trustees, unanimously approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Fund at an in-person meeting held on November 19, 2010. The New Sub-Advisory Agreement was also approved by the Fund’s sole shareholder. The New Sub-Advisory Agreement became effective upon finalization of the Transaction.

The parties and terms of the New Sub-Advisory Agreement, including the fees to be paid to Westpeak, are identical to those of the Original Sub-Advisory Agreement. The Fund’s investment objective and strategies did not change as a result of the Transaction. In approving the New Sub-Advisory Agreement, the Trustees undertook an analysis substantially similar to the analysis described above in connection with the approval of the Original Sub-Advisory Agreement and considered both the information that had been provided to them in connection with that approval as well as certain updated information. Based on their evaluation of all factors that they deemed to be material, including the factors described above in connection with the approval of the Original Sub-Advisory Agreement, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the New Sub-Advisory Agreement should be approved.

39  |

Portfolio of Investments – as of December 31, 2010

CGM Advisor Targeted Equity Fund

Shares	Description	Value (†)

Common Stocks — 98.3% of Net Assets
	Air Freight & Logistics — 10.9%
630,000	FedEx Corp.	$58,596,300
675,000	United Parcel Service, Inc., Class B	48,991,500

		107,587,800

	Automobiles — 12.3%
7,200,000	Ford Motor Co.(b)	120,888,000

	Chemicals — 4.8%
305,000	Potash Corp. of Saskatchewan, Inc.	47,223,150

	Commercial Banks — 9.3%
2,068,768	Banco Bradesco SA, Sponsored Preference ADR	41,975,302
2,056,705	Itau Unibanco Holding SA, Preference ADR	49,381,487

		91,356,789

	Computers & Peripherals — 2.0%
60,000	Apple, Inc.(b)	19,353,600

	Energy Equipment & Services — 4.6%
540,000	Schlumberger Ltd.	45,090,000

	Hotels, Restaurants & Leisure — 5.4%
1,268,110	Marriott International, Inc., Class A	52,677,289

	Machinery — 10.6%
680,000	Deere & Co.	56,474,000
1,635,000	Tata Motors Ltd., Sponsored ADR	47,970,900

		104,444,900

	Media — 3.6%
1,850,000	CBS Corp., Class B	35,242,500

	Metals & Mining — 14.6%
520,000	BHP Billiton Ltd., Sponsored ADR	48,318,400
550,000	Freeport-McMoRan Copper & Gold, Inc.	66,049,500
400,000	Rio Tinto PLC, Sponsored ADR	28,664,000

		143,031,900

	Oil, Gas & Consumable Fuels — 8.9%
760,000	BP PLC, Sponsored ADR	33,569,200
840,000	Peabody Energy Corp.	53,743,200

		87,312,400

	Road & Rail — 2.9%
450,000	CSX Corp.	29,074,500

	Software — 5.0%
1,580,000	Oracle Corp.	49,454,000

	Textiles, Apparel & Luxury Goods — 3.4%
390,000	NIKE, Inc., Class B	33,313,800

	Total Common Stocks (Identified Cost $707,708,987)	966,050,628

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2010

CGM Advisor Targeted Equity Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 1.8%
$16,500,000	American Express Credit Corp., Commercial Paper, 0.030%, 1/03/2011	$16,500,000
731,083	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $731,083 on 1/03/2011 collateralized by $695,000 Federal Home Loan Bank, 4.625% due 8/15/2012 valued at $748,863 including accrued interest (Note 2 of Notes to Financial Statements)	731,083

	Total Short-Term Investments (Identified Cost $17,231,083)	17,231,083

	Total Investments — 100.1% (Identified Cost $724,940,070)(a)	983,281,711
	Other assets less liabilities — (0.1)%	(908,551)

	Net Assets — 100.0%	$982,373,160

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $725,440,018 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$259,950,284
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,108,591)

	Net unrealized appreciation	$257,841,693

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2010

CGM Advisor Targeted Equity Fund – (continued)

Industry Summary at December 31, 2010 (Unaudited)

Metals & Mining	14.6%
Automobiles	12.3
Air Freight & Logistics	10.9
Machinery	10.6
Commercial Banks	9.3
Oil, Gas & Consumable Fuels	8.9
Hotels, Restaurants & Leisure	5.4
Software	5.0
Chemicals	4.8
Energy Equipment & Services	4.6
Media	3.6
Textiles, Apparel & Luxury Goods	3.4
Road & Rail	2.9
Computers & Peripherals	2.0
Short-Term Investments	1.8

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2010

Harris Associates Large Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 94.1% of Net Assets
	Aerospace & Defense — 4.9%
67,200	Boeing Co. (The)	$4,385,472
16,500	General Dynamics Corp.	1,170,840
22,000	Northrop Grumman Corp.	1,425,160

		6,981,472

	Air Freight & Logistics — 0.8%
11,700	FedEx Corp.	1,088,217

	Capital Markets — 6.5%
163,900	Bank of New York Mellon Corp.	4,949,780
38,400	Franklin Resources, Inc.	4,270,464

		9,220,244

	Commercial Banks — 1.6%
73,500	Wells Fargo & Co.	2,277,765

	Commercial Services & Supplies — 1.0%
46,700	Republic Services, Inc.	1,394,462

	Communications Equipment — 1.0%
72,000	Cisco Systems, Inc.(b)	1,456,560

	Computers & Peripherals — 2.9%
96,300	Hewlett-Packard Co.	4,054,230

	Consumer Finance — 2.3%
178,850	Discover Financial Services	3,314,090

	Diversified Financial Services — 5.6%
6,800	CME Group, Inc., Class A	2,187,900
134,400	JPMorgan Chase & Co.	5,701,248

		7,889,148

	Electrical Equipment — 2.0%
38,700	Rockwell Automation, Inc.	2,775,177

	Energy Equipment & Services — 4.9%
55,900	National-Oilwell Varco, Inc.	3,759,275
45,200	Transocean Ltd.(b)	3,141,852

		6,901,127

	Food & Staples Retailing — 1.5%
54,700	Walgreen Co.	2,131,112

	Health Care Equipment & Supplies — 5.9%
96,800	Baxter International, Inc.	4,900,016
92,000	Medtronic, Inc.	3,412,280

		8,312,296

	Hotels, Restaurants & Leisure — 10.1%
161,800	Carnival Corp.	7,460,598
76,300	Marriott International, Inc., Class A	3,169,502
19,300	McDonald’s Corp.	1,481,468

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2010

Harris Associates Large Cap Value Fund – (continued)

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — continued
35,100	Starwood Hotels & Resorts Worldwide, Inc.	$2,133,378

		14,244,946

	Household Products — 1.6%
27,900	Colgate-Palmolive Co.	2,242,323

	Independent Power Producers & Energy Traders — 0.7%
75,500	Calpine Corp.(b)	1,007,170

	Insurance — 2.6%
113,500	Allstate Corp. (The)	3,618,380

	IT Services — 2.7%
17,100	MasterCard, Inc., Class A	3,832,281

	Machinery — 5.7%
40,500	Caterpillar, Inc.	3,793,230
80,900	Illinois Tool Works, Inc.	4,320,060

		8,113,290

	Media — 6.9%
200,800	Comcast Corp., Special Class A	4,178,648
90,000	Omnicom Group, Inc.	4,122,000
38,900	Walt Disney Co. (The)	1,459,139

		9,759,787

	Oil, Gas & Consumable Fuels — 9.0%
33,400	Apache Corp.	3,982,282
16,500	Range Resources Corp.	742,170
67,200	Ultra Petroleum Corp.(b)	3,210,144
197,200	Williams Cos., Inc. (The)	4,874,784

		12,809,380

	Semiconductors & Semiconductor Equipment — 11.2%
376,800	Applied Materials, Inc.	5,294,040
363,100	Intel Corp.	7,635,993
89,200	Texas Instruments, Inc.	2,899,000

		15,829,033

	Software — 1.9%
98,900	Microsoft Corp.	2,761,288

	Textiles, Apparel & Luxury Goods — 0.8%
13,500	NIKE, Inc., Class B	1,153,170

	Total Common Stocks (Identified Cost $122,530,262)	133,166,948

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2010

Harris Associates Large Cap Value Fund – (continued)

Principal Amount	Description	Value (†)

Short-Term Investments — 6.6%
$9,372,781	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $9,372,781 on 1/03/2011, collateralized by $8,775,000 Federal National Mortgage Association, 5.250% due 8/01/2012 valued at $9,564,750 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,372,781)	$9,372,781

	Total Investments — 100.7% (Identified Cost $131,903,043)(a)	142,539,729
	Other assets less liabilities — (0.7)%	(1,002,376)

	Net Assets — 100.0%	$141,537,353

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $133,087,342 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,070,428
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,618,041)

	Net unrealized appreciation	$9,452,387

(b)	Non-income producing security.

Industry Summary at December 31, 2010 (Unaudited)

Semiconductors & Semiconductor Equipment	11.2%
Hotels, Restaurants & Leisure	10.1
Oil, Gas & Consumable Fuels	9.0
Media	6.9
Capital Markets	6.5
Health Care Equipment & Supplies	5.9
Machinery	5.7
Diversified Financial Services	5.6
Aerospace & Defense	4.9
Energy Equipment & Services	4.9
Computers & Peripherals	2.9
IT Services	2.7
Insurance	2.6
Consumer Finance	2.3
Electrical Equipment	2.0
Other Investments, less than 2% each	10.9
Short-Term Investments	6.6

Total Investments	100.7
Other assets less liabilities	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 48.1% of Net Assets
Non-Convertible Bonds — 46.9%
	ABS Home Equity — 0.2%
$25,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	$20,819
50,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.731%, 6/25/2035(b)	34,730
25,000	Merrill Lynch Mortgage Investors, Inc., Series 2005-HE1, Class M1, 0.691%, 2/25/2036(b)	19,015
50,000	Option One Mortgage Loan Trust, Series 2004-3, Class M2, 0.831%, 11/25/2034(b)	38,860

		113,424

	ABS Other — 0.1%
38,191	Sierra Receivables Funding Co., Series 2009-3A, Class A1, 7.620%, 7/20/2026, 144A	39,318

	Airlines — 1.6%
34,519	American Airlines Pass Through Trust, Series 2009-1A, 10.375%, 1/02/2021	40,732
41,517	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	46,915
14,469	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	15,265
916,632	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	918,923

		1,021,835

	Automotive — 1.1%
115,000	Cummins, Inc., 7.125%, 3/01/2028	125,485
40,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	37,800
480,000	Harley-Davidson Funding Corp., 6.800%, 6/15/2018, 144A	505,614

		668,899

	Banking — 2.7%
325,000	Bank of America Corp., 5.420%, 3/15/2017	322,059
200,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	173,280
105,000	Citigroup, Inc., 5.875%, 2/22/2033	97,609
25,000	Citigroup, Inc., 6.000%, 10/31/2033	23,404
20,000	Citigroup, Inc., 6.125%, 8/25/2036	19,164
437,254	HSBC Bank USA, Zero Coupon, 11/28/2011, 144A	413,336
3,339,258,780	JPMorgan Chase & Co., Zero Coupon, 4/12/2012, 144A, (IDR)	347,231
100,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	90,267
100,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	93,323
110,000	Morgan Stanley, 5.500%, 7/24/2020	111,130
25,000	National Australia Bank Ltd., 6.500%, 11/05/2015, (AUD)	25,059

		1,715,862

	Building Materials — 1.0%
170,000	Masco Corp., 5.850%, 3/15/2017	169,414
525,000	USG Corp., 6.300%, 11/15/2016	459,375
10,000	USG Corp., 9.750%, 1/15/2018	9,700

		638,489

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Principal Amount (‡)	Description	Value (†)

	Chemicals — 0.3%
$200,000	Hercules, Inc., 6.500%, 6/30/2029	$155,000
55,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	52,920

		207,920

	Collateralized Mortgage Obligations — 0.3%
46,944	Banc of America Funding Corp., Series 2005-5, Class 1A11, 5.500%, 9/25/2035	43,589
90,030	Master Adjustable Rate Mortgages Trust, Series 2004-15, Class 4A1, 2.971%, 12/25/2034(b)	79,753
47,679	Master Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.696%, 3/25/2035(b)	41,848
20,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	19,445

		184,635

	Commercial Mortgage-Backed Securities — 1.7%
265,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	272,079
200,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	208,664
115,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.745%, 2/12/2049(b)	122,174
225,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	234,014
115,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.866%, 9/15/2045	121,006
100,000	Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.808%, 8/12/2045, 144A(b)	99,369

		1,057,306

	Construction Machinery — 0.6%
400,000	Joy Global, Inc., 6.625%, 11/15/2036	394,842

	Consumer Products — 0.1%
75,000	Fortune Brands, Inc., 5.875%, 1/15/2036	65,737
20,000	Hasbro, Inc., 6.600%, 7/15/2028	20,502

		86,239

	Electric — 0.4%
120,000	Calpine Corp., 7.500%, 2/15/2021, 144A	118,200
100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	85,244
20,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)	8,000
135,000	TXU Corp., Series Q, 6.500%, 11/15/2024	49,950

		261,394

	Government Guaranteed — 0.3%
170,000	Citigroup Funding, Inc., (FDIC insured), 1.875%, 10/22/2012	173,405

	Government Owned — No Guarantee — 0.5%
320,000	DP World Ltd., 6.850%, 7/02/2037, 144A	294,254

	Healthcare — 2.1%
25,000	HCA, Inc., 7.050%, 12/01/2027	21,812
5,000	HCA, Inc., 7.500%, 12/15/2023	4,588
460,000	HCA, Inc., 7.500%, 11/06/2033	423,200

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$310,000	HCA, Inc., 7.690%, 6/15/2025	$297,600
20,000	HCA, Inc., 8.360%, 4/15/2024	19,650
135,000	HCA, Inc., MTN, 7.580%, 9/15/2025	123,862
30,000	HCA, Inc., MTN, 7.750%, 7/15/2036	27,675
345,000	Owens & Minor, Inc., 6.350%, 4/15/2016(c)	351,241
60,000	Quintiles Transnational Corp., 9.500%, 12/30/2014, 144A(d)	61,500

		1,331,128

	Home Construction — 1.0%
125,000	KB Home, 6.250%, 6/15/2015	123,750
105,000	KB Home, 7.250%, 6/15/2018	99,750
80,000	Pulte Group, Inc., 6.000%, 2/15/2035	59,200
470,000	Pulte Group, Inc., 6.375%, 5/15/2033	354,850

		637,550

	Independent Energy — 0.4%
142,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	148,391
75,000	SandRidge Energy, Inc., 8.000%, 6/01/2018, 144A	76,125

		224,516

	Life Insurance — 0.1%
65,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	69,213

	Local Authorities — 1.8%
30,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	30,700
235,000	New South Wales Treasury Corp., 6.000%, 5/01/2012, (AUD)	242,757
205,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	206,333
375,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	396,875
140,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	115,314
165,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	137,339

		1,129,318

	Lodging — 0.3%
35,000	Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027	34,344
25,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	25,421
60,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	62,786
50,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	54,967

		177,518

	Non-Captive Consumer — 1.1%
505,000	American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017	407,787
90,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	86,702
25,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	21,249
87,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	68,265
115,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	119,527

		703,530

	Non-Captive Diversified — 1.3%
64,000	Ally Financial, Inc., 8.000%, 11/01/2031	68,960
45,000	CIT Group, Inc., 7.000%, 5/01/2017	45,113

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
800,000	General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012, (SGD)	$633,171
15,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	12,438
45,000	International Lease Finance Corp., 8.250%, 12/15/2020	46,350

		806,032

	Paper — 0.3%
205,000	Weyerhaeuser Co., 6.875%, 12/15/2033	192,342
5,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,910
5,000	Weyerhaeuser Co., 7.375%, 3/15/2032	5,054

		202,306

	Property & Casualty Insurance — 0.8%
520,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	504,983

	REITs — Warehouse/Industrials — 0.1%
20,000	ProLogis, 6.625%, 5/15/2018	21,236
30,000	ProLogis, 6.875%, 3/15/2020	31,852

		53,088

	Retailers — 2.9%
226,380	CVS Pass-Through Trust, 7.507%, 1/10/2032, 144A	257,222
400,000	Dillard’s, Inc., 6.625%, 1/15/2018	390,000
205,000	Dillard’s, Inc., 7.000%, 12/01/2028	177,325
10,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	9,800
100,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	95,000
225,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	221,063
725,000	Toys R Us, Inc., 7.375%, 10/15/2018	710,500

		1,860,910

	Sovereigns — 1.0%
6,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	52,013
500,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	312,801
400,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	279,036

		643,850

	Supermarket — 0.4%
320,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	224,000

	Supranational — 1.3%
921,000,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	89,340
23,000,000	Inter-American Development Bank, EMTN, 2.500%, 3/11/2013, (INR)	484,998
300,000,000	International Bank for Reconstruction & Development, EMTN, 2.300%, 2/26/2013, (KRW)	268,676

		843,014

	Technology — 2.2%
920,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	726,800
390,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	310,050
115,000	BMC Software, Inc., 7.250%, 6/01/2018(c)	133,045
155,000	Corning, Inc., 5.750%, 8/15/2040	155,428
35,000	Motorola, Inc., 6.500%, 11/15/2028	34,449

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$24,000	Motorola, Inc., 6.625%, 11/15/2037	$23,771
40,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	27,200
25,000	Nortel Networks Ltd., 6.875%, 9/01/2023(e)	5,500

		1,416,243

	Transportation Services — 0.5%
10,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	10,362
275,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	296,127

		306,489

	Treasuries — 14.3%
600,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	619,612
180,000	Canadian Government, 3.500%, 6/01/2013, (CAD)(f)	188,224
25,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	25,194
25,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	23,591
220,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	176,817
446,270	U.S. Treasury Inflation Indexed Bond, 2.000%, 1/15/2026(g)	473,848
177,076	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040(g)	187,423
545,313	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2025(g)	606,831
260,278	U.S. Treasury Inflation Indexed Bond, 2.375%, 1/15/2027(g)	289,254
653,029	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(g)	843,989
225,637	U.S. Treasury Inflation Indexed Note, 1.250%, 7/15/2020(g)	231,031
778,852	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2015(g)	830,511
344,500	U.S. Treasury Inflation Indexed Note, 1.625%, 1/15/2018(g)	368,642
285,785	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2013(g)	304,740
472,240	U.S. Treasury Inflation Indexed Note, 1.875%, 7/15/2015(g)	511,568
497,120	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2014(g)	533,705
377,078	U.S. Treasury Inflation Indexed Note, 2.000%, 7/15/2014(g)	407,568
292,004	U.S. Treasury Inflation Indexed Note, 2.000%, 1/15/2016(g)	317,964
477,176	U.S. Treasury Inflation Indexed Note, 2.375%, 1/15/2017(g)	531,753
617,276	U.S. Treasury Inflation Indexed Note, 2.500%, 7/15/2016(g)	692,796
474,854	U.S. Treasury Inflation Indexed Note, 2.625%, 7/15/2017(g)	540,406
237,190	U.S. Treasury Inflation Indexed Note, 3.000%, 7/15/2012(g)	251,941
230,000	U.S. Treasury STRIPS, Zero Coupon, 5/15/2040	59,664

		9,017,072

	Wireless — 1.6%
4,000,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	298,551
368,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	361,560
75,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	75,094
195,000	Sprint Capital Corp., 6.875%, 11/15/2028	170,625
78,000	Sprint Nextel Corp., 6.000%, 12/01/2016	75,367

		981,197

	Wirelines — 2.5%
40,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	38,541
95,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	95,750
300,000	Embarq Corp., 7.995%, 6/01/2036	327,564
225,000	Frontier Communications Corp., 7.125%, 3/15/2019	231,188

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$135,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	$124,200
70,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	69,475
160,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	149,600
15,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	14,850
315,000	Qwest Corp., 7.250%, 10/15/2035	308,700
59,000	Telecom Italia Capital SA, 6.000%, 9/30/2034	48,959
172,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	147,627
30,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	28,172
25,000	Telecom Italia Capital SA, 7.721%, 6/04/2038	24,773

		1,609,399

	Total Non-Convertible Bonds (Identified Cost $28,473,022)	29,599,178

Convertible Bonds — 1.1%
	Technology — 1.1%
20,000	Ciena Corp., 0.875%, 6/15/2017	16,400
40,000	Ciena Corp., 3.750%, 10/15/2018, 144A	49,900
555,000	Intel Corp., 2.950%, 12/15/2035	552,919
10,000,000	Toshiba Corp., Zero Coupon, 7/21/2011, (JPY)	122,477

	Total Convertible Bonds (Identified Cost $715,937)	741,696

Municipals — 0.1%
	Michigan — 0.1%
50,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(c) (Identified Cost $49,997)	35,593

	Total Bonds and Notes (Identified Cost $29,238,956)	30,376,467

Shares
Common Stocks — 44.7%
	Aerospace & Defense — 0.7%
2,132	General Dynamics Corp.	151,287
2,072	Honeywell International, Inc.	110,148
2,589	Northrop Grumman Corp.	167,715

		429,150

	Beverages — 0.2%
2,378	Coca-Cola Co. (The)	156,401

	Building Products — 0.0%
1,966	Masco Corp.	24,890

	Chemicals — 1.0%
1,890	Eastman Chemical Co.	158,911
1,723	International Flavors & Fragrances, Inc.	95,782
2,402	PPG Industries, Inc.	201,936

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Chemicals — continued
3,573	RPM International, Inc.	$78,963
1,978	Sensient Technologies Corp.	72,652

		608,244

	Commercial Banks — 1.0%
5,246	BancorpSouth, Inc.	83,674
3,392	Bank of Hawaii Corp.	160,136
1,946	BB&T Corp.	51,160
4,321	F.N.B. Corp.	42,432
2,979	FirstMerit Corp.	58,955
3,332	Trustmark Corp.	82,767
3,804	United Bankshares, Inc.	111,077
4,580	Valley National Bancorp	65,494

		655,695

	Commercial Services & Supplies — 0.9%
1,696	Avery Dennison Corp.	71,809
3,942	Deluxe Corp.	90,745
5,517	Pitney Bowes, Inc.	133,401
5,237	R. R. Donnelley & Sons Co.	91,490
2,374	Republic Services, Inc.	70,888
3,134	Waste Management, Inc.	115,550

		573,883

	Containers & Packaging — 0.2%
2,981	Sonoco Products Co.	100,370

	Distributors — 0.2%
2,846	Genuine Parts Co.	146,114

	Diversified Telecommunication Services — 0.7%
5,108	AT&T, Inc.	150,073
5,779	CenturyLink, Inc.	266,816

		416,889

	Electric Utilities — 3.0%
4,533	American Electric Power Co., Inc.	163,098
2,910	Cleco Corp.	89,512
4,179	DPL, Inc.	107,442
2,922	Edison International	112,789
4,157	Entergy Corp.	294,440
4,663	Exelon Corp.	194,167
5,402	FirstEnergy Corp.	199,982
3,422	NextEra Energy, Inc.	177,910
2,867	Northeast Utilities	91,400
4,516	Pinnacle West Capital Corp.	187,188
4,888	PPL Corp.	128,652
3,797	Unisource Energy Corp.	136,085

		1,882,665

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Electrical Equipment — 0.4%
2,137	Emerson Electric Co.	$122,172
2,097	Hubbell, Inc., Class B	126,093

		248,265

	Food & Staples Retailing — 0.1%
3,106	Sysco Corp.	91,316

	Food Products — 0.6%
2,737	General Mills, Inc.	97,410
3,188	H.J. Heinz Co.	157,679
3,281	Kraft Foods, Inc., Class A	103,384
2,553	Sara Lee Corp.	44,703

		403,176

	Gas Utilities — 1.0%
4,302	AGL Resources, Inc.	154,227
2,967	New Jersey Resources Corp.	127,907
3,268	Nicor, Inc.	163,139
3,117	Oneok, Inc.	172,900

		618,173

	Hotels, Restaurants & Leisure — 0.9%
2,268	Darden Restaurants, Inc.	105,326
2,765	McDonald’s Corp.	212,241
4,000	Starwood Hotels & Resorts Worldwide, Inc.	243,120

		560,687

	Household Durables — 0.5%
4,397	Garmin Ltd.	136,263
375	KB Home	5,059
4,291	Leggett & Platt, Inc.	97,663
2,227	Tupperware Brands Corp.	106,161

		345,146

	Household Products — 0.7%
3,087	Clorox Co. (The)	195,345
3,723	Kimberly-Clark Corp.	234,698

		430,043

	Industrial Conglomerates — 0.1%
2,463	General Electric Co.	45,048

	Insurance — 0.8%
2,284	Allstate Corp. (The)	72,814
3,836	Arthur J. Gallagher & Co.	111,551
4,424	Cincinnati Financial Corp.	140,196
4,757	Mercury General Corp.	204,599

		529,160

	Leisure Equipment & Products — 0.1%
2,865	Mattel, Inc.	72,857

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Machinery — 0.7%
1,983	Briggs & Stratton Corp.	$39,045
1,726	Caterpillar, Inc.	161,657
2,053	Eaton Corp.	208,400

		409,102

	Media — 0.1%
2,276	McGraw-Hill Cos., Inc. (The)	82,869

	Metals & Mining — 0.1%
2,467	Commercial Metals Co.	40,928

	Multi Utilities — 2.9%
3,795	Alliant Energy Corp.	139,542
4,071	Black Hills Corp.	122,130
4,354	CenterPoint Energy, Inc.	68,445
3,853	Dominion Resources, Inc.	164,600
4,287	DTE Energy Co.	194,287
4,931	Integrys Energy Group, Inc.	239,203
4,691	NiSource, Inc.	82,655
2,839	OGE Energy Corp.	129,288
3,417	PG&E Corp.	163,469
3,850	Public Service Enterprise Group, Inc.	122,468
4,133	SCANA Corp.	167,800
2,672	Sempra Energy	140,227
4,231	TECO Energy, Inc.	75,312

		1,809,426

	Oil, Gas & Consumable Fuels — 0.4%
2,905	Chevron Corp.	265,081

	Paper & Forest Products — 0.1%
3,405	MeadWestvaco Corp.	89,075

	Personal Products — 0.1%
2,643	Avon Products, Inc.	76,806

	Pharmaceuticals — 0.8%
4,346	Bristol-Myers Squibb Co.	115,082
4,941	Eli Lilly & Co.	173,133
3,747	Merck & Co., Inc.	135,042
3,777	Pfizer, Inc.	66,135

		489,392

	Real Estate Operations/Development — 0.2%
8,800	Brookfield Properties Corp.	154,264

	REITs — Apartments — 4.2%
2,200	American Campus Communities, Inc.	69,872
6,700	AvalonBay Communities, Inc.	754,085
8,000	Camden Property Trust	431,840
6,200	Campus Crest Communities, Inc.	86,924
22,200	Equity Residential	1,153,290
1,200	Essex Property Trust, Inc.	137,064

		2,633,075

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Shares	Description	Value (†)

	REITs — Diversified — 3.0%
3,600	Coresite Realty Corp.	$49,104
3,000	Digital Realty Trust, Inc.	154,620
13,700	DuPont Fabros Technology, Inc.	291,399
6,100	Entertainment Properties Trust	282,125
13,500	Liberty Property Trust	430,920
8,500	Vornado Realty Trust	708,305

		1,916,473

	REITs — Healthcare — 2.7%
18,700	HCP, Inc.	687,973
2,800	Health Care REIT, Inc.	133,392
14,600	Nationwide Health Properties, Inc.	531,148
14,400	Omega Healthcare Investors, Inc.	323,136

		1,675,649

	REITs — Hotels — 1.2%
33,300	Host Hotels & Resorts, Inc.	595,071
7,600	Pebblebrook Hotel Trust	154,432

		749,503

	REITs — Manufactured Homes — 0.3%
3,000	Equity Lifestyle Properties, Inc.	167,790

	REITs — Office Property — 3.0%
2,900	Alexandria Real Estate Equities, Inc.	212,454
14,600	BioMed Realty Trust, Inc.	272,290
8,700	Boston Properties, Inc.	749,070
1,500	Corporate Office Properties Trust	52,425
2,800	Hudson Pacific Properties, Inc.	42,140
11,200	Kilroy Realty Corp.	408,464
6,600	Piedmont Office Realty Trust, Inc., Class A	132,924

		1,869,767

	REITs — Regional Malls — 3.6%
1,100	General Growth Properties, Inc.	17,028
11,700	Macerich Co. (The)	554,229
16,600	Simon Property Group, Inc.	1,651,534
1,200	Taubman Centers, Inc.	60,576

		2,283,367

	REITs — Shopping Centers — 2.4%
17,200	Developers Diversified Realty Corp.	242,348
3,000	Excel Trust, Inc.	36,300
5,900	Federal Realty Investment Trust	459,787
23,900	Kite Realty Group Trust	129,299
9,400	Ramco-Gershenson Properties Trust	117,030
10,300	Regency Centers Corp.	435,072
11,800	Retail Opportunity Investments Corp.	116,938

		1,536,774

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Shares	Description	Value (†)

	REITs — Single Tenant — 0.4%
6,600	National Retail Properties, Inc.	$174,900
1,600	Realty Income Corp.	54,720

		229,620

	REITs — Storage — 1.8%
23,000	Extra Space Storage, Inc.	400,200
7,400	Public Storage	750,508

		1,150,708

	REITs — Warehouse/Industrials — 1.2%
10,100	AMB Property Corp.	320,271
34,600	DCT Industrial Trust, Inc.	183,726
14,700	First Potomac Realty Trust	247,254

		751,251

	Specialty Retail — 0.1%
2,421	Home Depot, Inc. (The)	84,880

	Textiles, Apparel & Luxury Goods — 0.4%
2,573	VF Corp.	221,741

	Thrifts & Mortgage Finance — 0.5%
3,322	Astoria Financial Corp.	46,209
3,985	First Niagara Financial Group, Inc.	55,710
4,269	Hudson City Bancorp, Inc.	54,387
4,985	New York Community Bancorp, Inc.	93,967
4,068	People’s United Financial, Inc.	56,993

		307,266

	Tobacco — 1.1%
5,404	Altria Group, Inc.	133,046
4,860	Lorillard, Inc.	398,812
4,248	Universal Corp.	172,894

		704,752

	Trading Companies & Distributors — 0.3%
2,913	Watsco, Inc.	183,752

	Total Common Stocks (Identified Cost $29,074,504)	28,221,483

Preferred Stocks — 0.5%
Non-Convertible Preferred Stocks — 0.4%
	Banking — 0.2%
129	Ally Financial, Inc., Series G, 7.000%, 144A	121,917

	Thrifts & Mortgage Finance — 0.2%
4,125	Countrywide Capital IV, 6.750%	97,763

	Total Non-Convertible Preferred Stocks (Identified Cost $105,662)	219,680

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

Shares	Description	Value (†)
Convertible Preferred Stocks — 0.1%

	Automotive — 0.1%
750	General Motors Co., Series B, 4.750%	$40,582

	Capital Markets — 0.0%
625	Newell Financial Trust I, 5.250%	26,250

	Diversified Financial Services — 0.0%
275	Sovereign Capital Trust IV, 4.375%	11,275

	Total Convertible Preferred Stocks (Identified Cost $72,899)	78,107

	Total Preferred Stocks (Identified Cost $178,561)	297,787

Principal Amount (‡)
Short-Term Investments — 5.7%
$3,608,249	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $3,608,249 on 1/03/2011 collateralized by $3,705,000 Federal National Mortgage Association, 2.000% due 9/21/2015 valued at $3,686,475 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,608,249)	3,608,249

	Total Investments — 99.0% (Identified Cost $62,100,270)(a)	62,503,986
	Other assets less liabilities — 1.0%	637,936

	Net Assets — 100.0%	$63,141,922

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $62,421,696 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$4,314,080
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,231,790)

	Net unrealized appreciation	$82,290

(b)	Variable rate security. Rate as of December 31, 2010 is disclosed.
(c)	Illiquid security. At December 31, 2010, the value of these securities amounted to $527,879 or 0.8% of net assets.
(d)	All or a portion of interest payment is paid-in-kind.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio – (continued)

(f)	All or a portion of this security is held as collateral for forward foreign currency contracts.
(g)	Treasury Inflation Protected Security (TIPS).

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $3,716,045 or 5.9% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FDIC	Federal Deposit Insurance Corporation
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
STRIPS	Separate Trading of Registered Interest and Principal of Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar

At December 31, 2010, the Portfolio had the following open forward foreign currency contracts:

Contract to Buy/Sell(1)	Delivery Date	Currency	Units	Notional Value	Unrealized Depreciation
Sell	01/11/2011	Japanese Yen	8,000,000	$98,541	$(2,059)

(1) Counterparty is Barclays Bank PLC.

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2010

Natixis Income Diversified Portfolio –(continued)

Industry Summary at December 31, 2010 (Unaudited)

Treasuries	14.3%
REITs - Apartments	4.2
REITs - Regional Malls	3.6
Technology	3.3
REITs - Diversified	3.0
Electric Utilities	3.0
REITs - Office Property	3.0
Retailers	2.9
Banking	2.9
Multi Utilities	2.9
REITs - Healthcare	2.7
Wirelines	2.5
REITs - Shopping Centers	2.4
Healthcare	2.1
Other Investments, less than 2% each	40.5
Short-Term Investments	5.7

Total Investments	99.0
Other assets less liabilities (including open forward foreign currency contracts)	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio

Shares	Description	Value (†)

Common Stocks — 97.2% of Net Assets
	Aerospace & Defense — 2.2%
63,040	Boeing Co. (The)	$4,113,991
24,640	General Dynamics Corp.	1,748,454
33,190	GeoEye, Inc.(b)	1,406,924
17,000	Northrop Grumman Corp.	1,101,260

		8,370,629

	Air Freight & Logistics — 0.6%
9,000	FedEx Corp.	837,090
19,180	United Parcel Service, Inc., Class B	1,392,084

		2,229,174

	Airlines — 0.5%
98,110	Delta Air Lines, Inc.(b)	1,236,186
20,130	United Continental Holdings, Inc.(b)	479,497

		1,715,683

	Auto Components — 1.3%
26,427	BorgWarner, Inc.(b)	1,912,258
10,680	Johnson Controls, Inc.	407,976
27,602	Lear Corp.(b)	2,724,593

		5,044,827

	Automobiles — 0.4%
39,660	Ford Motor Co.(b)	665,891
18,780	General Motors Co.(b)	692,231

		1,358,122

	Beverages — 0.7%
23,890	Coca-Cola Co. (The)	1,571,245
43,561	Coca-Cola Enterprises, Inc.	1,090,332

		2,661,577

	Biotechnology — 0.7%
26,206	Alexion Pharmaceuticals, Inc.(b)	2,110,893
16,000	Dendreon Corp.(b)	558,720

		2,669,613

	Building Products — 0.3%
22,585	Armstrong World Industries, Inc.	971,155

	Capital Markets — 4.4%
97,406	Ares Capital Corp.	1,605,251
126,000	Bank of New York Mellon Corp.	3,805,200
29,400	Franklin Resources, Inc.	3,269,574
15,388	Greenhill & Co., Inc.	1,256,892
20,260	Jefferies Group, Inc.	539,524
38,707	Legg Mason, Inc.	1,403,903
58,023	Raymond James Financial, Inc.	1,897,352
27,159	T. Rowe Price Group, Inc.	1,752,842

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Capital Markets — continued
18,709	Virtus Investment Partners, Inc.(b)	$848,827

		16,379,365

	Chemicals — 1.2%
13,251	CF Industries Holdings, Inc.	1,790,873
73,677	Chemtura Corp.(b)	1,177,358
9,345	Ecolab, Inc.	471,175
10,280	Monsanto Co.	715,899
8,442	Quaker Chemical Corp.	351,778

		4,507,083

	Commercial Banks — 0.9%
152,493	First Horizon National Corp.(b)	1,796,371
56,600	Wells Fargo & Co.	1,754,034

		3,550,405

	Commercial Services & Supplies — 0.9%
36,300	Republic Services, Inc.	1,083,918
35,476	Rollins, Inc.	700,651
17,945	Stericycle, Inc.(b)	1,452,109

		3,236,678

	Communications Equipment — 2.6%
24,938	Acme Packet, Inc.(b)	1,325,704
55,900	Cisco Systems, Inc.(b)	1,130,857
22,906	F5 Networks, Inc.(b)	2,981,445
10,090	Juniper Networks, Inc.(b)	372,523
9,857	Motorola Mobility Holdings, Inc.(b)	286,839
44,720	QUALCOMM, Inc.	2,213,193
37,207	Riverbed Technology, Inc.(b)	1,308,570

		9,619,131

	Computers & Peripherals — 2.9%
11,780	Apple, Inc.(b)	3,799,757
74,200	Hewlett-Packard Co.	3,123,820
49,159	NetApp, Inc.(b)	2,701,779
38,996	Western Digital Corp.(b)	1,321,964

		10,947,320

	Construction & Engineering — 0.2%
9,080	Fluor Corp.	601,641

	Consumer Finance — 1.2%
245,109	Discover Financial Services	4,541,870

	Containers & Packaging — 0.4%
73,854	Temple-Inland, Inc.	1,568,659

	Diversified Financial Services — 3.1%
5,200	CME Group, Inc., Class A	1,673,100
10,510	IntercontinentalExchange, Inc.(b)	1,252,266
103,300	JPMorgan Chase & Co.	4,381,986
31,705	Moody’s Corp.	841,451

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Diversified Financial Services — continued
81,608	NASDAQ OMX Group, Inc. (The)(b)	$1,934,926
65,285	PHH Corp.(b)	1,511,348

		11,595,077

	Diversified Telecommunication Services — 0.2%
19,140	Verizon Communications, Inc.	684,829

	Electrical Equipment — 1.2%
49,542	Babcock & Wilcox Co.(b)	1,267,780
47,969	Rockwell Automation, Inc.	3,439,857

		4,707,637

	Electronic Equipment, Instruments & Components — 0.6%
37,661	Amphenol Corp., Class A	1,987,748
21,806	Daktronics, Inc.	347,151

		2,334,899

	Energy Equipment & Services — 3.3%
49,807	Complete Production Services, Inc.(b)	1,471,797
16,044	Dril-Quip, Inc.(b)	1,246,940
13,970	Halliburton Co.	570,395
100,940	McDermott International, Inc.(b)	2,088,448
43,000	National-Oilwell Varco, Inc.	2,891,750
19,100	Schlumberger Ltd.	1,594,850
34,800	Transocean Ltd.(b)	2,418,948

		12,283,128

	Food & Staples Retailing — 0.8%
11,559	BJ’s Wholesale Club, Inc.(b)	553,676
42,000	Walgreen Co.	1,636,320
17,480	Whole Foods Market, Inc.(b)	884,313

		3,074,309

	Food Products — 1.9%
39,172	Corn Products International, Inc.	1,801,912
21,191	Diamond Foods, Inc.	1,126,937
16,569	J.M. Smucker Co. (The)	1,087,755
38,903	Mead Johnson Nutrition Co.	2,421,712
23,143	Snyders-Lance, Inc.	542,472

		6,980,788

	Gas Utilities — 1.1%
65,147	Questar Corp.	1,134,209
97,324	UGI Corp.	3,073,492

		4,207,701

	Health Care Equipment & Supplies — 3.5%
13,846	Alere, Inc.(b)	506,764
74,500	Baxter International, Inc.	3,771,190
76,265	CareFusion Corp.(b)	1,960,011
32,879	DENTSPLY International, Inc.	1,123,475
15,461	Edwards Lifesciences Corp.(b)	1,249,867

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Health Care Equipment & Supplies — continued
13,368	Haemonetics Corp.(b)	$844,590
70,900	Medtronic, Inc.	2,629,681
44,459	NxStage Medical, Inc.(b)	1,106,140

		13,191,718

	Health Care Providers & Services — 1.5%
20,860	Express Scripts, Inc.(b)	1,127,483
17,662	HMS Holdings Corp.(b)	1,143,968
25,882	Lincare Holdings, Inc.	694,414
15,364	MEDNAX, Inc.(b)	1,033,844
58,848	WellCare Health Plans, Inc.(b)	1,778,386

		5,778,095

	Health Care Technology — 0.5%
8,445	Cerner Corp.(b)	800,079
26,726	SXC Health Solutions Corp.(b)	1,145,477

		1,945,556

	Hotels, Restaurants & Leisure — 5.9%
125,500	Carnival Corp.	5,786,805
48,408	Ctrip.com International Ltd., ADR(b)	1,958,104
60,822	Interval Leisure Group, Inc.(b)	981,667
21,275	Las Vegas Sands Corp.(b)	977,586
58,466	Marriott International, Inc., Class A	2,428,678
14,900	McDonald’s Corp.	1,143,724
106,596	O’Charleys, Inc.(b)	767,491
25,930	Starbucks Corp.	833,131
57,748	Starwood Hotels & Resorts Worldwide, Inc.	3,509,923
71,969	Wyndham Worldwide Corp.	2,156,191
14,495	Wynn Resorts Ltd.	1,505,161

		22,048,461

	Household Durables — 0.3%
30,000	Leggett & Platt, Inc.	682,800
8,190	Stanley Black & Decker, Inc.	547,665

		1,230,465

	Household Products — 1.0%
21,500	Colgate-Palmolive Co.	1,727,955
31,485	Procter & Gamble Co. (The)	2,025,430

		3,753,385

	Independent Power Producers & Energy Traders — 0.2%
57,700	Calpine Corp.(b)	769,718

	Insurance — 1.1%
86,900	Allstate Corp. (The)	2,770,372
92,797	Old Republic International Corp.	1,264,823

		4,035,195

	Internet & Catalog Retail — 2.4%
9,155	Amazon.com, Inc.(b)	1,647,900

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Internet & Catalog Retail — continued
24,837	HSN, Inc.(b)	$761,006
171,062	Liberty Media Corp. - Interactive, Class A(b)	2,697,648
12,925	NetFlix, Inc.(b)	2,270,922
4,251	Priceline.com, Inc.(b)	1,698,487

		9,075,963

	Internet Software & Services — 2.3%
34,448	Akamai Technologies, Inc.(b)	1,620,779
23,040	AOL, Inc.(b)	546,278
5,985	Baidu, Inc., Sponsored ADR(b)	577,732
4,090	Google, Inc., Class A(b)	2,429,337
72,605	IAC/InterActiveCorp(b)	2,083,764
18,694	OpenTable, Inc.(b)	1,317,553

		8,575,443

	IT Services — 2.9%
7,100	Accenture PLC, Class A	344,279
21,791	Alliance Data Systems Corp.(b)	1,547,815
11,210	Cognizant Technology Solutions Corp., Class A(b)	821,581
30,847	Fidelity National Information Services, Inc.	844,899
13,100	MasterCard, Inc., Class A	2,935,841
36,158	Teradata Corp.(b)	1,488,263
32,882	VeriFone Systems, Inc.(b)	1,267,930
39,465	Wright Express Corp.(b)	1,815,390

		11,065,998

	Life Sciences Tools & Services — 1.3%
13,860	Covance, Inc.(b)	712,543
15,520	Illumina, Inc.(b)	983,037
10,939	Mettler-Toledo International, Inc.(b)	1,654,086
54,554	Pharmaceutical Product Development, Inc.	1,480,595

		4,830,261

	Machinery — 6.7%
70,781	Actuant Corp., Class A	1,884,190
35,340	Caterpillar, Inc.	3,309,945
17,519	Cummins, Inc.	1,927,265
36,660	Danaher Corp.	1,729,252
62,200	Illinois Tool Works, Inc.	3,321,480
67,053	John Bean Technologies Corp.	1,349,777
37,237	Joy Global, Inc.	3,230,310
29,641	Kadant, Inc.(b)	698,638
13,343	Middleby Corp. (The)(b)	1,126,416
23,640	PACCAR, Inc.	1,357,409
14,851	Parker Hannifin Corp.	1,281,641
24,682	SPX Corp.	1,764,516
10,300	Terex Corp.(b)	319,712
11,457	TriMas Corp.(b)	234,410
24,004	WABCO Holdings, Inc.(b)	1,462,564

		24,997,525

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Marine — 0.3%
27,524	Kirby Corp.(b)	$1,212,432

	Media — 3.7%
36,820	Ballantyne Strong, Inc.(b)	286,091
154,800	Comcast Corp., Special Class A	3,221,388
68,678	E.W. Scripps Co. (The), Class A(b)	697,082
70,279	Harte-Hanks, Inc.	897,463
29,958	Liberty Media-Starz, Series A(b)	1,991,608
56,191	Madison Square Garden, Inc., Class A(b)	1,448,604
69,200	Omnicom Group, Inc.	3,169,360
3,721	SuperMedia, Inc.(b)	32,410
53,990	Walt Disney Co. (The)	2,025,165

		13,769,171

	Metals & Mining — 3.1%
3,780	Agnico-Eagle Mines Ltd.	289,926
17,825	Cliffs Natural Resources, Inc.	1,390,528
9,395	Freeport-McMoRan Copper & Gold, Inc.	1,128,246
54,041	Ivanhoe Mines Ltd.(b)	1,238,620
54,041	Ivanhoe Mines Ltd., (Rights)(b)	75,657
46,485	Reliance Steel & Aluminum Co.	2,375,383
60,111	Stillwater Mining Co.(b)	1,283,370
25,902	Teck Resources Ltd., Class B	1,601,521
16,952	Walter Energy, Inc.	2,167,144

		11,550,395

	Multi Utilities — 0.1%
22,777	MDU Resources Group, Inc.	461,690

	Multiline Retail — 1.9%
53,422	Big Lots, Inc.(b)	1,627,234
36,948	Dollar Tree, Inc.(b)	2,072,044
30,072	Family Dollar Stores, Inc.	1,494,879
15,630	Kohl’s Corp.(b)	849,334
19,830	Target Corp.	1,192,378

		7,235,869

	Oil, Gas & Consumable Fuels — 5.6%
20,840	Anadarko Petroleum Corp.	1,587,174
25,700	Apache Corp.	3,064,211
31,698	Brigham Exploration Co.(b)	863,454
67,803	Cloud Peak Energy, Inc.(b)	1,575,064
28,761	Concho Resources, Inc.(b)	2,521,477
42,962	Massey Energy Co.	2,304,911
63,196	QEP Resources, Inc.	2,294,647
14,000	Range Resources Corp.	629,720
51,700	Ultra Petroleum Corp.(b)	2,469,709
153,900	Williams Cos., Inc. (The)	3,804,408

		21,114,775

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Paper & Forest Products — 0.1%
50,730	Wausau Paper Corp.	$436,785

	Personal Products — 0.2%
72,095	Prestige Brands Holdings, Inc.(b)	861,535

	Pharmaceuticals — 0.7%
10,560	Allergan, Inc.	725,155
29,358	Perrigo Co.	1,859,242

		2,584,397

	Professional Services — 0.6%
13,695	Manpower, Inc.	859,498
36,841	Verisk Analytics, Inc., Class A(b)	1,255,542

		2,115,040

	Real Estate Management/Services — 0.4%
68,936	CB Richard Ellis Group, Inc., Class A(b)	1,411,809

	REITs — 0.8%
52,115	Potlatch Corp.	1,696,343
64,094	Weyerhaeuser Co.	1,213,300

		2,909,643

	Road & Rail — 0.8%
100,529	Avis Budget Group, Inc.(b)	1,564,231
91,990	Celadon Group, Inc.(b)	1,360,532

		2,924,763

	Semiconductors & Semiconductor Equipment — 5.5%
292,300	Applied Materials, Inc.	4,106,815
68,538	ARM Holdings PLC, Sponsored ADR	1,422,164
45,654	Atheros Communications, Inc.(b)	1,639,892
17,570	Broadcom Corp., Class A	765,174
32,014	Cree, Inc.(b)	2,109,402
281,700	Intel Corp.	5,924,151
12,380	Lam Research Corp.(b)	641,036
71,715	Micron Technology, Inc.(b)	575,154
68,800	Texas Instruments, Inc.	2,236,000
36,893	Varian Semiconductor Equipment Associates, Inc.(b)	1,363,934

		20,783,722

	Software — 4.7%
33,136	Autodesk, Inc.(b)	1,265,795
26,126	Blackboard, Inc.(b)	1,079,004
27,060	Check Point Software Technologies Ltd.(b)	1,251,795
29,424	Informatica Corp.(b)	1,295,539
23,400	MICROS Systems, Inc.(b)	1,026,324
120,550	Microsoft Corp.	3,365,756
34,100	Oracle Corp.	1,067,330
22,140	Red Hat, Inc.(b)	1,010,691
22,624	Rovi Corp.(b)	1,402,914
25,827	Salesforce.com, Inc.(b)	3,409,164

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

Shares	Description	Value (†)

	Software — continued
24,957	Synopsys, Inc.(b)	$671,593
8,270	VMware, Inc., Class A(b)	735,286

		17,581,191

	Specialty Retail — 1.8%
22,591	Abercrombie & Fitch Co., Class A	1,301,920
6,314	AutoZone, Inc.(b)	1,721,133
23,020	Home Depot, Inc. (The)	807,081
24,937	RadioShack Corp.	461,085
110,949	Sally Beauty Holdings, Inc.(b)	1,612,089
56,312	Stein Mart, Inc.	520,886
10,630	Urban Outfitters, Inc.(b)	380,660

		6,804,854

	Textiles, Apparel & Luxury Goods — 1.9%
25,756	Coach, Inc.	1,424,564
42,276	Fossil, Inc.(b)	2,979,613
23,463	Lululemon Athletica, Inc.(b)	1,605,339
10,400	NIKE, Inc., Class B	888,368
7,965	Unifi, Inc.(b)	134,847

		7,032,731

	Thrifts & Mortgage Finance — 0.7%
100,542	MGIC Investment Corp.(b)	1,024,523
125,703	People’s United Financial, Inc.	1,761,099

		2,785,622

	Water Utilities — 0.8%
114,341	American Water Works Co., Inc.	2,891,684

	Wireless Telecommunication Services — 0.3%
10,425	NII Holdings, Inc.(b)	465,580
43,412	NTELOS Holdings Corp.	826,999

		1,292,579

	Total Common Stocks (Identified Cost $273,955,881)	364,899,770

Principal Amount
Short-Term Investments — 3.5%
$13,139,372	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $13,139,372 on 1/03/2011 collateralized by $9,490,000 Federal Farm Credit Bank, 1.875% due 9/14/2015 valued at $9,537,450; $505,000 Federal National Mortgage Association, 2.000% due 9/21/2015 valued at $502,475; $3,355,000 Federal National Mortgage Association, 1.250% due 8/16/2013 valued at $3,371,775 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,139,372)	13,139,372

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2010

Natixis U.S. Diversified Portfolio – (continued)

	Description	Value (†)

	Total Investments — 100.7% (Identified Cost $287,095,253)(a)	$378,039,142
	Other assets less liabilities — (0.7)%	(2,639,149)

	Net Assets — 100.0%	$375,399,993

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $289,286,648 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$90,891,107
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(2,138,613)

	Net unrealized appreciation	$88,752,494

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2010 (Unaudited)

Machinery	6.7%
Hotels, Restaurants & Leisure	5.9
Oil, Gas & Consumable Fuels	5.6
Semiconductors & Semiconductor Equipment	5.5
Software	4.7
Capital Markets	4.4
Media	3.7
Health Care Equipment & Supplies	3.5
Energy Equipment & Services	3.3
Diversified Financial Services	3.1
Metals & Mining	3.1
IT Services	2.9
Computers & Peripherals	2.9
Communications Equipment	2.6
Internet & Catalog Retail	2.4
Internet Software & Services	2.3
Aerospace & Defense	2.2
Other Investments, less than 2% each	32.4
Short-Term Investments	3.5

Total Investments	100.7
Other assets less liabilities	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks — 95.0% of Net Assets
	Aerospace & Defense — 0.6%
187,050	Hexcel Corp.(b)	$3,383,735

	Auto Components — 1.6%
200,775	Tenneco, Inc.(b)	8,263,899

	Building Products — 1.5%
107,987	A.O. Smith Corp.	4,112,145
83,425	Lennox International, Inc.	3,945,168

		8,057,313

	Capital Markets — 7.6%
796,100	Apollo Investment Corp.	8,812,827
607,800	Ares Capital Corp.	10,016,544
418,150	Fifth Street Finance Corp.	5,076,341
112,875	KBW, Inc.	3,151,470
652,975	MF Global Holdings Ltd.(b)	5,458,871
219,000	Waddell & Reed Financial, Inc., Class A	7,728,510

		40,244,563

	Chemicals — 4.8%
128,600	Kraton Performance Polymers, Inc.(b)	3,980,170
229,250	Scotts Miracle-Gro Co. (The), Class A	11,639,022
263,900	Sensient Technologies Corp.	9,693,047

		25,312,239

	Commercial Banks — 5.7%
570,925	Associated Banc-Corp	8,649,514
106,800	Bank of Hawaii Corp.	5,042,028
383,505	FirstMerit Corp.	7,589,564
230,375	Prosperity Bancshares, Inc.	9,049,130

		30,330,236

	Commercial Services & Supplies — 4.2%
93,125	Consolidated Graphics, Inc.(b)	4,510,044
351,075	Corrections Corp. of America(b)	8,797,939
99,175	McGrath Rentcorp	2,600,369
225,778	Waste Connections, Inc.	6,215,668

		22,124,020

	Computers & Peripherals — 1.2%
374,375	QLogic Corp.(b)	6,371,863

	Construction & Engineering — 0.9%
236,125	MYR Group, Inc.(b)	4,958,625

	Consumer Finance — 1.3%
230,975	First Cash Financial Services, Inc.(b)	7,157,915

	Containers & Packaging — 4.2%
417,625	Packaging Corp. of America	10,791,430
326,950	Silgan Holdings, Inc.	11,708,079

		22,499,509

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Electric Utilities — 3.6%
281,725	Cleco Corp.	$8,665,861
378,925	El Paso Electric Co.(b)	10,431,805

		19,097,666

	Electrical Equipment — 2.4%
181,600	EnerSys(b)	5,832,992
363,575	GrafTech International Ltd.(b)	7,213,328

		13,046,320

	Energy Equipment & Services — 4.7%
197,050	Oil States International, Inc.(b)	12,628,934
263,625	Unit Corp.(b)	12,253,290

		24,882,224

	Health Care Equipment & Supplies — 2.4%
150,400	Teleflex, Inc.	8,093,024
117,500	West Pharmaceutical Services, Inc.	4,841,000

		12,934,024

	Insurance — 8.3%
159,250	Aspen Insurance Holdings Ltd.	4,557,735
1,439,100	CNO Financial Group, Inc.(b)	9,757,098
240,950	Hanover Insurance Group, Inc. (The)	11,257,184
376,337	HCC Insurance Holdings, Inc.	10,891,193
295,625	Tower Group, Inc.	7,562,087

		44,025,297

	IT Services — 3.2%
174,375	CACI International, Inc., Class A(b)	9,311,625
364,750	SRA International, Inc., Class A(b)	7,459,138

		16,770,763

	Machinery — 5.2%
422,875	Actuant Corp., Class A	11,256,932
92,550	Lincoln Electric Holdings, Inc.	6,040,739
114,500	Valmont Industries, Inc.	10,159,585

		27,457,256

	Media — 2.8%
171,400	John Wiley & Sons, Inc., Class A	7,754,136
223,675	Valassis Communications, Inc.(b)	7,235,886

		14,990,022

	Metals & Mining — 1.7%
625,775	Thompson Creek Metals Co., Inc.(b)	9,211,408

	Multi-Utilities — 1.2%
227,925	NorthWestern Corp.	6,571,078

	Oil, Gas & Consumable Fuels — 5.2%
442,800	Brigham Exploration Co.(b)	12,061,872
362,289	Oasis Petroleum, Inc.(b)	9,825,278
400,800	Resolute Energy Corp.(b)	5,915,808

		27,802,958

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Small Cap Value Fund – (continued)

Shares	Description	Value (†)

	Paper & Forest Products — 0.7%
398,550	Louisiana-Pacific Corp.(b)	$3,770,283

	Professional Services — 2.0%
207,200	Towers Watson & Co., Class A	10,786,832

	REITs — Apartments — 0.8%
64,775	Mid-America Apartment Communities, Inc.	4,112,565

	REITs — Hotels — 2.6%
576,058	DiamondRock Hospitality Co.(b)	6,912,696
254,525	LaSalle Hotel Properties	6,719,460

		13,632,156

	REITs — Office Property — 2.4%
278,750	Government Properties Income Trust	7,467,712
145,350	Kilroy Realty Corp.	5,300,915

		12,768,627

	Semiconductors & Semiconductor Equipment — 2.5%
111,650	Silicon Laboratories, Inc.(b)	5,138,133
145,100	Skyworks Solutions, Inc.(b)	4,154,213
328,550	TriQuint Semiconductor, Inc.(b)	3,840,750

		13,133,096

	Software — 0.8%
199,300	Tyler Technologies, Inc.(b)	4,137,468

	Specialty Retail — 1.0%
251,947	Aaron’s, Inc.	5,137,199

	Textiles, Apparel & Luxury Goods — 3.4%
155,900	Phillips-Van Heusen Corp.	9,823,259
255,425	Wolverine World Wide, Inc.	8,142,949

		17,966,208

	Thrifts & Mortgage Finance — 1.8%
556,175	Washington Federal, Inc.	9,410,481

	Trading Companies & Distributors — 2.7%
271,100	WESCO International, Inc.(b)	14,314,080

	Total Common Stocks (Identified Cost $401,172,053)	504,661,928

Exchange Traded Funds — 2.8%
208,225	iShares Russell 2000 Value Index Fund (Identified Cost $13,027,599)	14,802,715

Principal Amount
Short-Term Investments — 1.9%
$10,484,963	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $10,484,963 on 1/03/2011 collateralized by $9,815,000 Federal National Mortgage Association, 5.250% due 8/1/2012 valued at $10,698,350 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $10,484,963)	10,484,963

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Small Cap Value Fund – (continued)

	Description	Value (†)
	Total Investments — 99.7% (Identified Cost $424,684,615)(a)	$529,949,606
	Other assets less liabilities — 0.3%	1,397,786

	Net Assets — 100.0%	$531,347,392

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $428,552,032 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$101,821,210
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(423,636)

	Net unrealized appreciation	$101,397,574

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2010 (Unaudited)

Insurance	8.3%
Capital Markets	7.6
Commercial Banks	5.7
Oil, Gas & Consumable Fuels	5.2
Machinery	5.2
Chemicals	4.8
Energy Equipment & Services	4.7
Containers & Packaging	4.2
Commercial Services & Supplies	4.2
Electric Utilities	3.6
Textiles, Apparel & Luxury Goods	3.4
IT Services	3.2
Media	2.8
Exchange Traded Funds	2.8
Trading Companies & Distributors	2.7
REITs-Hotels	2.6
Semiconductors & Semiconductor Equipment	2.5
Electrical Equipment	2.4
Health Care Equipment & Supplies	2.4
REITs-Office Property	2.4
Professional Services	2.0
Other Investments, less than 2% each	15.1
Short-Term Investments	1.9

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Value Opportunity Fund

Shares	Description	Value (†)

Common Stocks — 92.3% of Net Assets
	Auto Components — 2.0%
6,600	Autoliv, Inc.	$521,004
12,750	Tenneco, Inc.(b)	524,790

		1,045,794

	Beverages — 1.3%
12,750	Hansen Natural Corp.(b)	666,570

	Capital Markets — 6.4%
9,225	Affiliated Managers Group, Inc.(b)	915,304
67,300	Apollo Investment Corp.	745,011
51,450	Ares Capital Corp.	847,896
35,650	Invesco Ltd.	857,739

		3,365,950

	Chemicals — 4.7%
25,575	Celanese Corp., Series A	1,052,923
6,050	FMC Corp.	483,334
16,675	International Flavors & Fragrances, Inc.	926,963

		2,463,220

	Commercial Banks — 2.1%
36,575	Associated Banc-Corp	554,111
37,300	Fifth Third Bancorp	547,564

		1,101,675

	Communications Equipment — 0.7%
9,975	Polycom, Inc.(b)	388,826

	Construction & Engineering — 2.0%
15,650	Fluor Corp.	1,036,969

	Containers & Packaging — 3.9%
33,475	Crown Holdings, Inc.(b)	1,117,396
37,575	Packaging Corp. of America	970,938

		2,088,334

	Electrical Equipment — 3.3%
15,075	Cooper Industries PLC	878,722
25,575	GrafTech International Ltd.(b)	507,408
6,225	Hubbell, Inc., Class B	374,309

		1,760,439

	Energy Equipment & Services — 3.4%
19,725	Dresser-Rand Group, Inc.(b)	840,088
27,075	Superior Energy Services, Inc.(b)	947,354

		1,787,442

	Food Products — 2.7%
11,725	J.M. Smucker Co. (The)	769,746
10,500	Ralcorp Holdings, Inc.(b)	682,605

		1,452,351

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	Household Durables — 1.3%
22,525	Jarden Corp.	$695,347

	Insurance — 7.3%
24,300	Allstate Corp. (The)	774,684
20,950	Reinsurance Group of America, Inc., Class A	1,125,224
25,300	Willis Group Holdings PLC	876,139
48,575	XL Group PLC	1,059,907

		3,835,954

	Life Sciences Tools & Services — 1.1%
13,775	Agilent Technologies, Inc.(b)	570,698

	Machinery — 8.1%
4,300	Eaton Corp.	436,493
8,475	Flowserve Corp.	1,010,389
21,975	Ingersoll-Rand PLC	1,034,803
13,375	Kennametal, Inc.	527,778
10,225	SPX Corp.	730,985
8,475	WABCO Holdings, Inc.(b)	516,382

		4,256,830

	Media — 3.4%
57,325	CBS Corp., Class B	1,092,041
15,650	Omnicom Group, Inc.	716,770

		1,808,811

	Metals & Mining — 1.3%
5,300	Walter Energy, Inc.	677,552

	Multi Utilities — 4.3%
41,975	CMS Energy Corp.	780,735
13,300	PG&E Corp.	636,272
14,325	Wisconsin Energy Corp.	843,170

		2,260,177

	Multiline Retail — 2.0%
22,250	Big Lots, Inc.(b)	677,735
12,275	Dollar General Corp.(b)	376,474

		1,054,209

	Oil, Gas & Consumable Fuels — 9.3%
11,525	Cimarex Energy Co.	1,020,308
4,375	Concho Resources, Inc.(b)	383,556
56,025	El Paso Corp.	770,904
12,000	Massey Energy Co.	643,800
11,250	Noble Energy, Inc.	968,400
13,025	Pioneer Natural Resources Co.	1,130,831

		4,917,799

	Pharmaceuticals — 2.5%
46,911	Valeant Pharmaceuticals International, Inc.	1,327,112

	Professional Services — 1.3%
12,850	Towers Watson & Co., Class A	668,971

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Value Opportunity Fund – (continued)

Shares	Description	Value (†)

	REITs — Apartments — 2.9%
26,900	Apartment Investment & Management Co., Class A	$695,096
15,350	Camden Property Trust	828,593

		1,523,689

	REITs — Hotels — 1.9%
55,923	Host Hotels & Resorts, Inc.	999,344

	REITs — Office Property — 1.4%
21,500	Corporate Office Properties Trust	751,425

	Semiconductors & Semiconductor Equipment — 2.7%
22,800	Altera Corp.	811,224
21,500	Skyworks Solutions, Inc.(b)	615,545

		1,426,769

	Software — 3.4%
13,775	Adobe Systems, Inc.(b)	423,995
7,925	Intuit, Inc.(b)	390,703
55,275	Nuance Communications, Inc.(b)	1,004,899

		1,819,597

	Specialty Retail — 0.9%
23,000	Collective Brands, Inc.(b)	485,300

	Textiles, Apparel & Luxury Goods — 2.6%
11,725	Phillips-Van Heusen Corp.	738,792
7,450	VF Corp.	642,041

		1,380,833

	Trading Companies & Distributors — 2.1%
21,225	WESCO International, Inc.(b)	1,120,680

	Total Common Stocks (Identified Cost $40,884,506)	48,738,667

Exchange Traded Funds — 2.4%
28,375	iShares Russell Midcap Value Index Fund (Identified Cost $1,148,421)	1,277,159

Principal Amount
Short-Term Investments — 3.5%
$1,818,995	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $1,818,995 on 1/03/2011 collateralized by $1,860,000 Federal Home Loan Bank Discount Note due 7/15/2011 valued at $1,857,675 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,818,995)	1,818,995

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of December 31, 2010

Vaughan Nelson Value Opportunity Fund – (continued)

	Description

	Total Investments — 98.2% (Identified Cost $43,851,922)(a)	$51,834,821
	Other assets less liabilities — 1.8%	971,948

	Net Assets — 100.0%	$52,806,769

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $43,926,429 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,093,615
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(185,223)

	Net unrealized appreciation	$7,908,392

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2010 (Unaudited)

Oil, Gas & Consumable Fuels	9.3%
Machinery	8.1
Insurance	7.3
Capital Markets	6.4
Chemicals	4.7
Multi Utilities	4.3
Containers & Packaging	3.9
Software	3.4
Media	3.4
Energy Equipment & Services	3.4
Electrical Equipment	3.3
REITs - Apartments	2.9
Food Products	2.7
Semiconductors & Semiconductor Equipment	2.7
Textiles, Apparel & Luxury Goods	2.6
Pharmaceuticals	2.5
Exchange Traded Funds	2.4
Trading Companies & Distributors	2.1
Commercial Banks	2.1
Multiline Retail	2.0
Auto Components	2.0
Construction & Engineering	2.0
Other Investments, less than 2% each	11.2
Short-Term Investments	3.5

Total Investments	98.2
Other assets less liabilities	1.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  76

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund

Shares	Description	Value (†)

Common Stocks — 100.3% of Net Assets
	Aerospace & Defense — 2.5%
309	Boeing Co. (The)	$20,165
237	General Dynamics Corp.	16,818
143	Goodrich Corp.	12,594
295	Honeywell International, Inc.	15,682
306	L-3 Communications Holdings, Inc.	21,570
125	Northrop Grumman Corp.	8,097
81	Precision Castparts Corp.	11,276
323	Raytheon Co.	14,968
255	United Technologies Corp.	20,074

		141,244

	Air Freight & Logistics — 0.7%
411	Expeditors International of Washington, Inc.	22,440
286	United Parcel Service, Inc., Class B	20,758

		43,198

	Airlines — 0.6%
2,674	Southwest Airlines Co.	34,709

	Auto Components — 0.5%
866	Goodyear Tire & Rubber Co. (The)(b)	10,262
467	Johnson Controls, Inc.	17,839

		28,101

	Automobiles — 1.3%
3,082	Ford Motor Co.(b)	51,747
599	Harley-Davidson, Inc.	20,767

		72,514

	Beverages — 2.1%
50	Brown-Forman Corp., Class B	3,481
528	Coca-Cola Co. (The)	34,727
1,277	Coca-Cola Enterprises, Inc.	31,963
831	Constellation Brands, Inc., Class A(b)	18,407
426	Dr Pepper Snapple Group, Inc.	14,978
265	PepsiCo, Inc.	17,312

		120,868

	Biotechnology — 0.7%
198	Amgen, Inc.(b)	10,870
149	Biogen Idec, Inc.(b)	9,991
289	Cephalon, Inc.(b)	17,837

		38,698

	Building Products — 0.4%
1,873	Masco Corp.	23,712

	Capital Markets — 1.5%
356	Ameriprise Financial, Inc.	20,488
219	Goldman Sachs Group, Inc. (The)	36,827
963	Morgan Stanley	26,203

See accompanying notes to financial statements.

77  |

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Capital Markets — continued
102	State Street Corp.	$4,727

		88,245

	Chemicals — 1.3%
294	Dow Chemical Co. (The)	10,037
541	E.I. Du Pont de Nemours & Co.	26,985
159	Eastman Chemical Co.	13,369
81	FMC Corp.	6,471
105	International Flavors & Fragrances, Inc.	5,837
173	PPG Industries, Inc.	14,544

		77,243

	Commercial Banks — 2.7%
164	Comerica, Inc.	6,927
808	Fifth Third Bancorp	11,861
2,750	Huntington Bancshares, Inc.	18,893
940	KeyCorp	8,319
45	M&T Bank Corp.	3,917
478	PNC Financial Services Group, Inc.	29,024
139	SunTrust Banks, Inc.	4,102
1,932	Wells Fargo & Co.	59,873
594	Zions Bancorporation	14,393

		157,309

	Commercial Services & Supplies — 0.9%
319	Avery Dennison Corp.	13,506
188	Cintas Corp.	5,257
1,255	R. R. Donnelley & Sons Co.	21,925
103	Stericycle, Inc.(b)	8,335

		49,023

	Communications Equipment — 1.2%
1,107	Cisco Systems, Inc.(b)	22,395
66	Harris Corp.	2,990
1,755	JDS Uniphase Corp.(b)	25,412
1,878	Motorola, Inc.(b)	17,033

		67,830

	Computers & Peripherals — 5.6%
422	Apple, Inc.(b)	136,120
664	Dell, Inc.(b)	8,997
575	EMC Corp.(b)	13,168
585	Hewlett-Packard Co.	24,629
955	Lexmark International, Inc., Class A(b)	33,253
515	NetApp, Inc.(b)	28,304
942	SanDisk Corp.(b)	46,968
805	Western Digital Corp.(b)	27,290

		318,729

See accompanying notes to financial statements.

|  78

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Construction & Engineering — 0.2%
119	Fluor Corp.	$7,885
105	Jacobs Engineering Group, Inc.(b)	4,814

		12,699

	Consumer Finance — 0.8%
609	Capital One Financial Corp.	25,919
170	Discover Financial Services	3,150
1,232	SLM Corp.(b)	15,511

		44,580

	Containers & Packaging — 0.7%
190	Ball Corp.	12,930
182	Bemis Co., Inc.	5,944
734	Sealed Air Corp.	18,680

		37,554

	Distributors — 0.1%
71	Genuine Parts Co.	3,645

	Diversified Consumer Services — 0.8%
592	Apollo Group, Inc., Class A(b)	23,378
90	DeVry, Inc.	4,318
1,737	H&R Block, Inc.	20,688

		48,384

	Diversified Financial Services — 2.3%
2,734	Bank of America Corp.	36,472
4,377	Citigroup, Inc.(b)	20,703
1,612	JPMorgan Chase & Co.	68,381
150	NYSE Euronext	4,497

		130,053

	Diversified Telecommunication Services — 2.7%
2,167	AT&T, Inc.	63,667
3,512	Qwest Communications International, Inc.	26,726
1,528	Verizon Communications, Inc.	54,672
727	Windstream Corp.	10,134

		155,199

	Electric Utilities — 0.3%
173	FirstEnergy Corp.	6,404
178	Northeast Utilities	5,675
205	Pepco Holdings, Inc.	3,741

		15,820

	Electrical Equipment — 0.8%
351	Emerson Electric Co.	20,067
253	Rockwell Automation, Inc.	18,143
85	Roper Industries, Inc.	6,496

		44,706

See accompanying notes to financial statements.

79  |

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Energy Equipment & Services — 1.8%
175	FMC Technologies, Inc.(b)	$15,559
188	Halliburton Co.	7,676
798	Nabors Industries Ltd.(b)	18,721
431	National-Oilwell Varco, Inc.	28,985
378	Schlumberger Ltd.	31,563

		102,504

	Food & Staples Retailing — 1.4%
601	Safeway, Inc.	13,517
2,235	SUPERVALU, Inc.	21,523
274	Wal-Mart Stores, Inc.	14,777
119	Walgreen Co.	4,636
468	Whole Foods Market, Inc.(b)	23,676

		78,129

	Food Products — 1.5%
99	Archer-Daniels-Midland Co.	2,978
281	ConAgra Foods, Inc.	6,345
2,429	Dean Foods Co.(b)	21,472
241	Kraft Foods, Inc., Class A	7,594
174	Mead Johnson Nutrition Co.	10,832
708	Sara Lee Corp.	12,397
1,332	Tyson Foods, Inc., Class A	22,937

		84,555

	Gas Utilities — 0.3%
335	Oneok, Inc.	18,582

	Health Care Equipment & Supplies — 0.3%
234	Varian Medical Systems, Inc.(b)	16,212

	Health Care Providers & Services — 2.8%
626	Aetna, Inc.	19,099
349	AmerisourceBergen Corp.	11,908
504	Cardinal Health, Inc.	19,308
420	CIGNA Corp.	15,397
226	Coventry Health Care, Inc.(b)	5,967
678	Humana, Inc.(b)	37,114
115	McKesson Corp.	8,094
60	Quest Diagnostics, Inc.	3,238
1,075	UnitedHealth Group, Inc.	38,818

		158,943

	Hotels, Restaurants & Leisure — 3.4%
290	Carnival Corp.	13,372
446	Darden Restaurants, Inc.	20,712
525	Marriott International, Inc., Class A	21,809
326	McDonald’s Corp.	25,024
420	Starbucks Corp.	13,495
462	Starwood Hotels & Resorts Worldwide, Inc.	28,080
1,064	Wyndham Worldwide Corp.	31,877

See accompanying notes to financial statements.

|  80

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Hotels, Restaurants & Leisure — continued
223	Wynn Resorts Ltd.	$23,156
351	Yum! Brands, Inc.	17,217

		194,742

	Household Durables — 1.3%
1,228	D.R. Horton, Inc.	14,650
272	Fortune Brands, Inc.	16,388
328	Newell Rubbermaid, Inc.	5,963
2,681	Pulte Group, Inc.(b)	20,161
202	Whirlpool Corp.	17,944

		75,106

	Household Products — 0.9%
833	Procter & Gamble Co. (The)	53,587

	Independent Power Producers & Energy Traders — 0.6%
1,526	AES Corp. (The)(b)	18,587
965	NRG Energy, Inc.(b)	18,856

		37,443

	Industrial Conglomerates — 2.5%
100	3M Co.	8,630
5,467	General Electric Co.	99,991
817	Textron, Inc.	19,314
356	Tyco International Ltd.	14,753

		142,688

	Insurance — 2.6%
184	ACE Ltd.	11,454
569	Assurant, Inc.	21,918
473	Berkshire Hathaway, Inc., Class B(b)	37,892
423	Lincoln National Corp.	11,764
443	Prudential Financial, Inc.	26,008
75	Torchmark Corp.	4,480
315	Travelers Cos., Inc. (The)	17,549
728	Unum Group	17,632

		148,697

	Internet & Catalog Retail — 1.0%
110	Amazon.com, Inc.(b)	19,800
91	Priceline.com, Inc.(b)	36,359

		56,159

	Internet Software & Services — 1.6%
527	Akamai Technologies, Inc.(b)	24,795
292	eBay, Inc.(b)	8,126
53	Google, Inc., Class A(b)	31,481
490	Monster Worldwide, Inc.(b)	11,579
427	VeriSign, Inc.	13,950

		89,931

See accompanying notes to financial statements.

81  |

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	IT Services — 3.4%
372	Cognizant Technology Solutions Corp., Class A(b)	$27,264
484	Computer Sciences Corp.	24,006
601	Fidelity National Information Services, Inc.	16,461
248	Fiserv, Inc.(b)	14,523
496	International Business Machines Corp.	72,793
835	SAIC, Inc.(b)	13,243
293	Teradata Corp.(b)	12,060
1,107	Total System Services, Inc.	17,026

		197,376

	Leisure Equipment & Products — 0.4%
383	Hasbro, Inc.	18,070
138	Mattel, Inc.	3,509

		21,579

	Life Sciences Tools & Services — 0.2%
215	Thermo Fisher Scientific, Inc.(b)	11,902

	Machinery — 3.2%
353	Caterpillar, Inc.	33,062
295	Cummins, Inc.	32,453
327	Deere & Co.	27,157
221	Dover Corp.	12,917
199	Eaton Corp.	20,200
263	PACCAR, Inc.	15,101
182	Pall Corp.	9,024
285	Parker Hannifin Corp.	24,596
201	Snap-on, Inc.	11,373

		185,883

	Media — 3.7%
1,265	CBS Corp., Class B	24,098
1,420	Comcast Corp., Class A	31,197
350	DIRECTV, Class A(b)	13,976
160	Discovery Communications, Inc., Class A(b)	6,672
1,699	Gannett Co., Inc.	25,638
2,353	Interpublic Group of Cos., Inc. (The)(b)	24,989
1,524	New York Times Co. (The), Class A(b)	14,935
347	News Corp., Class A	5,052
307	Time Warner Cable, Inc.	20,271
328	Viacom, Inc., Class B	12,992
472	Walt Disney Co. (The)	17,705
31	Washington Post Co. (The), Class B	13,625

		211,150

	Metals & Mining — 2.1%
1,505	Alcoa, Inc.	23,162
327	Allegheny Technologies, Inc.	18,044
455	Cliffs Natural Resources, Inc.	35,495
222	Freeport-McMoRan Copper & Gold, Inc.	26,660
1,141	Titanium Metals Corp.(b)	19,602

		122,963

See accompanying notes to financial statements.

|  82

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Multi Utilities — 1.2%
214	Ameren Corp.	$6,033
875	CMS Energy Corp.	16,275
73	Dominion Resources, Inc.	3,119
353	DTE Energy Co.	15,998
518	Integrys Energy Group, Inc.	25,128
170	NiSource, Inc.	2,995

		69,548

	Multiline Retail — 1.5%
314	Big Lots, Inc.(b)	9,565
359	Family Dollar Stores, Inc.	17,846
1,690	Macy’s, Inc.	42,757
311	Target Corp.	18,700

		88,868

	Office Electronics — 0.7%
3,476	Xerox Corp.	40,044

	Oil, Gas & Consumable Fuels — 8.3%
965	Chevron Corp.	88,056
875	ConocoPhillips	59,588
245	Denbury Resources, Inc.(b)	4,677
498	El Paso Corp.	6,853
2,188	Exxon Mobil Corp.	159,987
171	Hess Corp.	13,088
266	Murphy Oil Corp.	19,830
161	Occidental Petroleum Corp.	15,794
138	Peabody Energy Corp.	8,829
381	Pioneer Natural Resources Co.	33,078
1,010	Sunoco, Inc.	40,713
954	Valero Energy Corp.	22,057

		472,550

	Paper & Forest Products — 0.8%
951	International Paper Co.	25,905
785	MeadWestvaco Corp.	20,536

		46,441

	Personal Products — 0.4%
306	Estee Lauder Cos., Inc. (The), Class A	24,694

	Pharmaceuticals — 2.5%
73	Abbott Laboratories	3,497
413	Eli Lilly & Co.	14,472
446	Forest Laboratories, Inc.(b)	14,263
847	Johnson & Johnson	52,387
332	Merck & Co., Inc.	11,965
774	Mylan, Inc.(b)	16,355
1,577	Pfizer, Inc.	27,613

		140,552

See accompanying notes to financial statements.

83  |

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Real Estate Management/Services — 0.3%
978	CB Richard Ellis Group, Inc., Class A(b)	$20,029

	REITs — 0.7%
438	Plum Creek Timber Co., Inc.	16,403
1,156	Weyerhaeuser Co.	21,883

		38,286

	REITs — Apartments — 1.3%
978	Apartment Investment & Management Co., Class A	25,272
197	AvalonBay Communities, Inc.	22,172
514	Equity Residential	26,702

		74,146

	REITs — Diversified — 0.1%
80	Vornado Realty Trust	6,666

	REITs — Hotels — 0.3%
1,126	Host Hotels & Resorts, Inc.	20,122

	REITs — Office Property — 0.1%
80	Boston Properties, Inc.	6,888

	REITs — Regional Malls — 0.4%
217	Simon Property Group, Inc.	21,589

	REITs — Shopping Centers — 0.5%
1,700	Kimco Realty Corp.	30,668

	REITs — Storage — 0.4%
225	Public Storage	22,819

	Road & Rail — 1.0%
315	CSX Corp.	20,352
217	Norfolk Southern Corp.	13,632
252	Union Pacific Corp.	23,350

		57,334

	Semiconductors & Semiconductor Equipment — 3.0%
1,305	Advanced Micro Devices, Inc.(b)	10,675
591	Altera Corp.	21,028
431	Broadcom Corp., Class A	18,770
1,803	Intel Corp.	37,917
2,503	LSI Corp.(b)	14,993
117	Microchip Technology, Inc.	4,003
2,799	Micron Technology, Inc.(b)	22,448
682	Novellus Systems, Inc.(b)	22,042
1,305	Teradyne, Inc.(b)	18,322

		170,198

	Software — 4.9%
330	Autodesk, Inc.(b)	12,606
487	CA, Inc.	11,902
336	Citrix Systems, Inc.(b)	22,986
1,808	Compuware Corp.(b)	21,100
370	Intuit, Inc.(b)	18,241

See accompanying notes to financial statements.

|  84

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

Shares	Description	Value (†)

	Software — continued
2,848	Microsoft Corp.	$79,516
1,367	Oracle Corp.	42,787
403	Red Hat, Inc.(b)	18,397
235	Salesforce.com, Inc.(b)	31,020
1,214	Symantec Corp.(b)	20,322

		278,877

	Specialty Retail — 3.0%
435	AutoNation, Inc.(b)	12,267
81	AutoZone, Inc.(b)	22,080
179	Best Buy Co., Inc.	6,138
610	CarMax, Inc.(b)	19,447
934	GameStop Corp., Class A(b)	21,370
232	Home Depot, Inc. (The)	8,134
861	Limited Brands, Inc.	26,458
363	Lowe’s Cos., Inc.	9,104
250	O’Reilly Automotive, Inc.(b)	15,105
663	RadioShack Corp.	12,259
164	Ross Stores, Inc.	10,373
169	Tiffany & Co.	10,523

		173,258

	Textiles, Apparel & Luxury Goods — 0.7%
379	Coach, Inc.	20,963
143	NIKE, Inc., Class B	12,215
47	Polo Ralph Lauren Corp.	5,213

		38,391

	Thrifts & Mortgage Finance — 0.3%
1,148	Hudson City Bancorp, Inc.	14,626

	Tobacco — 0.9%
898	Altria Group, Inc.	22,109
344	Philip Morris International, Inc.	20,134
250	Reynolds American, Inc.	8,155

		50,398

	Trading Companies & Distributors — 0.4%
211	Fastenal Co.	12,641
56	W.W. Grainger, Inc.	7,734

		20,375

	Wireless Telecommunication Services — 0.9%
100	American Tower Corp., Class A(b)	5,164
1,795	MetroPCS Communications, Inc.(b)	22,671
5,830	Sprint Nextel Corp.(b)	24,661

		52,496

	Total Common Stocks (Identified Cost $5,083,013)	5,742,057

See accompanying notes to financial statements.

85  |

Portfolio of Investments – as of December 31, 2010

Westpeak ActiveBeta® Equity Fund – (continued)

	Description	Value (†)
	Total Investments — 100.3% (Identified Cost $5,083,013)(a)	$5,742,057
	Other assets less liabilities — (0.3)%	(19,595)

	Net Assets — 100.0%	$5,722,462

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $5,086,385 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$694,036
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(38,364)

	Net unrealized appreciation	$655,672

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2010 (Unaudited)

Oil, Gas & Consumable Fuels	8.3%
Computers & Peripherals	5.6
Software	4.9
Media	3.7
IT Services	3.4
Hotels, Restaurants & Leisure	3.4
Machinery	3.2
Specialty Retail	3.0
Semiconductors & Semiconductor Equipment	3.0
Health Care Providers & Services	2.8
Commercial Banks	2.7
Diversified Telecommunication Services	2.7
Insurance	2.6
Industrial Conglomerates	2.5
Aerospace & Defense	2.5
Pharmaceuticals	2.5
Diversified Financial Services	2.3
Metals & Mining	2.1
Beverages	2.1
Other Investments, less than 2% each	37.0

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  86

Statements of Assets and Liabilities

December 31, 2010

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Income Diversified Portfolio
ASSETS
Investments at cost	$724,940,070	$131,903,043	$62,100,270
Net unrealized appreciation	258,341,641	10,636,686	403,716

Investments at value	983,281,711	142,539,729	62,503,986
Cash	—	—	50,058
Foreign currency at value (identified cost $0, $0, and $31,217)	—	—	27,285
Receivable for Fund shares sold	1,413,360	3,739	289,980
Receivable for securities sold	20,029,064	—	10,964
Dividends and interest receivable	1,258,590	143,205	486,144
Tax reclaims receivable	—	—	733

TOTAL ASSETS	1,005,982,725	142,686,673	63,369,150

LIABILITIES
Payable for securities purchased	21,137,065	325,518	57,171
Payable for Fund shares redeemed	871,312	284,975	28,794
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	2,059
Management fees payable (Note 6)	565,685	59,435	28,526
Deferred Trustees’ fees (Note 6)	680,129	353,430	46,494
Administrative fees payable (Note 6)	38,594	5,595	2,428
Other accounts payable and accrued expenses	316,780	120,367	61,756

TOTAL LIABILITIES	23,609,565	1,149,320	227,228

NET ASSETS	$982,373,160	$141,537,353	$63,141,922

NET ASSETS CONSIST OF:
Paid-in capital	$852,612,511	$152,982,023	$83,858,388
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(680,128)	(316,203)	95,062
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(127,900,864)	(21,765,153)	(21,211,142)
Net unrealized appreciation on investments and foreign currency translations	258,341,641	10,636,686	399,614

NET ASSETS	$982,373,160	$141,537,353	$63,141,922

See accompanying notes to financial statements.

87  |

	Natixis U.S. Diversified Portfolio	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
ASSETS
Investments at cost	$287,095,253	$424,684,615	$43,851,922	$5,083,013
Net unrealized appreciation	90,943,889	105,264,991	7,982,899	659,044

Investments at value	378,039,142	529,949,606	51,834,821	5,742,057
Cash	—	—	—	8,207
Receivable for Fund shares sold	164,387	1,506,150	988,476	—
Receivable from investment adviser (Note 6)	—	—	—	18,393
Receivable for securities sold	643,244	1,238,653	—	—
Dividends and interest receivable	226,945	688,860	88,637	5,311
Tax reclaims receivable	—	—	—	11

TOTAL ASSETS	379,073,718	533,383,269	52,911,934	5,773,979

LIABILITIES
Payable for securities purchased	2,440,699	—	—	—
Payable for Fund shares redeemed	324,495	1,258,609	13,805	—
Management fees payable (Note 6)	251,189	418,635	23,584	—
Deferred Trustees’ fees (Note 6)	394,862	142,130	21,416	4,236
Administrative fees payable (Note 6)	14,821	21,772	2,008	8,493
Other accounts payable and accrued expenses	247,659	194,731	44,352	38,788

TOTAL LIABILITIES	3,673,725	2,035,877	105,165	51,517

NET ASSETS	$375,399,993	$531,347,392	$52,806,769	$5,722,462

NET ASSETS CONSIST OF:
Paid-in capital	$323,421,765	$407,863,003	$45,198,879	$5,028,338
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(396,189)	(142,132)	(21,416)	(2,678)
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(38,569,571)	18,361,530	(353,593)	37,758
Net unrealized appreciation on investments and foreign currency translations	90,943,988	105,264,991	7,982,899	659,044

NET ASSETS	$375,399,993	$531,347,392	$52,806,769	$5,722,462

See accompanying notes to financial statements.

|  88

Statements of Assets and Liabilities (continued)

December 31, 2010

	CGM Advisor Targeted Equity Fund	Harris Associates Large Cap Value Fund	Natixis Income Diversified Portfolio
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$753,517,828	$118,938,273	$35,786,977

Shares of beneficial interest	67,732,044	8,393,635	3,436,431

Net asset value and redemption price per share	$11.12	$14.17	$10.41

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.80	$15.03	$10.90

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$9,933,544	$5,614,448	$—

Shares of beneficial interest	992,428	429,539	—

Net asset value and offering price per share	$10.01	$13.07	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$81,290,578	$7,398,633	$27,354,945

Shares of beneficial interest	8,161,603	568,039	2,632,906

Net asset value and offering price per share	$9.96	$13.02	$10.39

Class Y shares:
Net assets	$137,631,210	$9,585,999	$—

Shares of beneficial interest	12,073,697	654,556	—

Net asset value, offering and redemption price per share	$11.40	$14.65	$—

See accompanying notes to financial statements.

89  |

	Natixis U.S. Diversified Portfolio	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$314,383,756	$267,191,892	$11,268,167	$1,138

Shares of beneficial interest	12,489,866	11,774,459	763,700	100

Net asset value and redemption price per share	$25.17	$22.69	$14.75	$11.38

Offering price per share (100/[100- maximum sales charge] of net asset value) (Note 1)	$26.71	$24.07	$15.65	$12.07

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$28,787,022	$7,995,649	$—	$—

Shares of beneficial interest	1,332,495	405,243	—	—

Net asset value and offering price per share	$21.60	$19.73	$—	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$30,911,988	$38,854,850	$823,536	$1,138

Shares of beneficial interest	1,430,299	1,968,818	56,303	100

Net asset value and offering price per share	$21.61	$19.74	$14.63	$11.38

Class Y shares:
Net assets	$1,317,227	$217,305,001	$40,715,066	$5,720,186

Shares of beneficial interest	48,567	9,465,870	2,751,004	502,601

Net asset value, offering and redemption price per share	$27.12	$22.96	$14.80	$11.38

See accompanying notes to financial statements.

|  90

Statements of Operations

For the Year Ended December 31, 2010

	CGM Advisor Targeted Equity Fund		Harris Associates Large Cap Value Fund	Natixis Income Diversified Portfolio
INVESTMENT INCOME
Dividends	$15,928,639	(b)	$2,244,995	$852,026
Interest	15,034		—	1,938,745
Less net foreign taxes withheld	(224,966)		—	(135)

	15,718,707		2,244,995	2,790,636

Expenses
Management fees (Note 6)	6,486,746		948,166	326,508
Service and distribution fees (Note 6)	2,573,596		420,756	333,098
Administrative fees (Note 6)	445,886		63,306	27,906
Trustees’ fees and expenses (Note 6)	127,374		68,077	23,723
Transfer agent fees and expenses (Note 6)	1,027,690		268,399	36,439
Audit and tax services fees	45,451		42,544	46,665
Custodian fees and expenses	40,396		21,816	30,336
Legal fees	15,971		2,315	1,035
Registration fees	65,641		61,564	34,965
Shareholder reporting expenses	319,412		50,859	22,016
Miscellaneous expenses	28,448		11,256	9,887

Total expenses	11,176,611		1,959,058	892,578
Less waiver and/or expense reimbursement (Note 6)	—		(116,053)	—

Net expenses	11,176,611		1,843,005	892,578

Net investment income	4,542,096		401,990	1,898,058

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	145,665,093		(1,313,526)	958,750
Foreign currency transactions	—		—	7,776
Net change in unrealized appreciation (depreciation) on:
Investments	3,002,654		17,456,589	6,185,039
Foreign currency translations	—		—	(1,820)

Net realized and unrealized gain on investments and foreign currency transactions	148,667,747		16,143,063	7,149,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,209,843		$16,545,053	$9,047,803

See accompanying notes to financial statements.

91  |

	Natixis U.S. Diversified Portfolio	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Westpeak ActiveBeta® Equity Fund (a)
INVESTMENT INCOME
Dividends	$5,257,461 (b)	$7,667,368	$729,139 (b)	$46,296
Less net foreign taxes withheld	(1,205)	—	(6,662)	(9)

	5,256,256	7,667,368	722,477	46,287

Expenses
Management fees (Note 6)	3,092,377	4,954,501	281,290	13,329
Service and distribution fees (Note 6)	1,299,252	1,170,601	24,157	5
Administrative fees (Note 6)	161,894	260,668	16,677	42,095
Trustees’ fees and expenses (Note 6)	77,292	45,494	19,707	6,758
Transfer agent fees and expenses (Note 6)	657,158	777,643	35,373	76
Audit and tax services fees	60,769	40,826	40,008	40,336
Custodian fees and expenses	53,393	38,931	30,205	8,350
Legal fees	5,966	9,591	558	27
Registration fees	55,212	82,885	59,061	5,210
Shareholder reporting expenses	111,024	168,736	10,624	35
Miscellaneous expenses	19,813	26,187	9,564	2,484

Total expenses	5,594,150	7,576,063	527,224	118,705
Less waiver and/or expense reimbursement (Note 6)	(342,883)	—	(98,711)	(97,596)

Net expenses	5,251,267	7,576,063	428,513	21,109

Net investment income	4,989	91,305	293,964	25,178

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	40,179,176	119,759,809	(366,346)	36,238
Options written	178,283	—	—	—
Foreign currency transactions	74	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	28,141,885	(2,048,591)	7,380,666	659,044
Options written	(11,203)	—	—	—
Foreign currency translations	99	—	—	—

Net realized and unrealized gain on investments, options written and foreign currency transactions	68,488,314	117,711,218	7,014,320	695,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,493,303	$117,802,523	$7,308,284	$720,460

(a)	From commencement of operations on July 30, 2010 through December 31, 2010.
(b)	Includes non-recurring dividends of $2,550,000, $1,122,737 and $201,823 for CGM Advisor Targeted Equity Fund, Natixis U.S. Diversified Portfolio and Vaughan Nelson Value Opportunity Fund, respectively.

See accompanying notes to financial statements.

|  92

Statements of Changes in Net Assets

	CGM Advisor Targeted Equity Fund		Harris Associates Large Cap Value Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$4,542,096	$5,551,317	$401,990	$516,160
Net realized gain (loss) on investments	145,665,093	(131,349,648)	(1,313,526)	(6,269,463)
Net change in unrealized appreciation (depreciation) on investments	3,002,654	340,263,229	17,456,589	48,393,988

Net increase in net assets resulting from operations	153,209,843	214,464,898	16,545,053	42,640,685

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,682,006)	(3,442,148)	(471,512)	(440,347)
Class B	(375)	—	(7,875)	(5,383)
Class C	(2,612)	(24,644)	(8,448)	(4,285)
Class Y	(963,306)	(2,130,058)	(58,296)	(42,386)

Total distributions	(4,648,299)	(5,596,850)	(546,131)	(492,401)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(212,514,662)	(76,443,252)	(10,294,109)	(12,340,877)
Increase from regulatory settlements (Note 7)	—	—	—	8,806

Net increase (decrease) in net assets	(63,953,118)	132,424,796	5,704,813	29,816,213
NET ASSETS
Beginning of the year	1,046,326,278	913,901,482	135,832,540	106,016,327

End of the year	$982,373,160	$1,046,326,278	$141,537,353	$135,832,540

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(680,128)	$(583,320)	$(316,203)	$(175,584)

See accompanying notes to financial statements.

93  |

	Natixis Income Diversified Portfolio		Natixis U.S. Diversified Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$1,898,058	$2,401,267	$4,989	$(606,271)
Net realized gain (loss) on investments, options written and foreign currency transactions	966,526	(12,604,938)	40,357,533	(41,536,585)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	6,183,219	25,354,525	28,130,781	138,842,435

Net increase in net assets resulting from operations	9,047,803	15,150,854	68,493,303	96,699,579

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,156,917)	(1,136,519)	(487,074)	—
Class B	—	—	—	—
Class C	(644,276)	(785,959)	—	—
Class Y	—	—	(4,611)	—

Total distributions	(1,801,193)	(1,922,478)	(491,685)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(3,201,800)	(16,176,461)	(44,819,314)	(43,650,516)
Increase from regulatory settlements (Note 7)	—	—	61,116	—

Net increase (decrease) in net assets	4,044,810	(2,948,085)	23,243,420	53,049,063
NET ASSETS
Beginning of the year	59,097,112	62,045,197	352,156,573	299,107,510

End of the year	$63,141,922	$59,097,112	$375,399,993	$352,156,573

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$95,062	$(35,912)	$(396,189)	$(352,300)

See accompanying notes to financial statements.

|  94

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$91,305	$1,443,633	$293,964	$30,415
Net realized gain (loss) on investments	119,759,809	24,060,952	(366,346)	128,499
Net change in unrealized appreciation (depreciation) on investments	(2,048,591)	121,362,923	7,380,666	630,349

Net increase in net assets resulting from operations	117,802,523	146,867,508	7,308,284	789,263

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(570,459)	(53,709)	(9,290)
Class B	—	—	—	—
Class C	—	—	(2,143)	(7)
Class Y	—	(994,314)	(226,813)	(27,753)
Net realized capital gains
Class A	(49,985,276)	—	(13,079)	(19,482)
Class B	(1,639,642)	—	—	—
Class C	(7,933,438)	—	(823)	(1,919)
Class Y	(40,435,533)	—	(51,747)	(47,246)
Distributions from paid-in capital
Class A	—	—	(44,021)	—
Class C	—	—	(1,747)	—
Class Y	—	—	(186,046)	—

Total distributions	(99,993,889)	(1,564,773)	(580,128)	(105,697)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(92,687,439)	183,337,945	33,438,367	10,938,928

Increase from regulatory settlements (Note 7)	493,744	—	—	—

Net increase (decrease) in net assets	(74,385,061)	328,640,680	40,166,523	11,622,494
NET ASSETS
Beginning of the year	605,732,453	277,091,773	12,640,246	1,017,752

End of the year	$531,347,392	$605,732,453	$52,806,769	$12,640,246

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(142,132)	$(118,321)	$(21,416)	$(6,384)

See accompanying notes to financial statements.

95  |

Westpeak ActiveBeta® Equity Fund
Period Ended December 31, 2010 (a)
FROM OPERATIONS:
Net investment income (loss)	$25,178
Net realized gain (loss) on investments	36,238
Net change in unrealized appreciation (depreciation) on investments	659,044

Net increase in net assets resulting from operations	720,460

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(5)
Class C	(1)
Class Y	(29,250)

Total distributions	(29,256)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	5,031,258

Increase from regulatory settlements (Note 7)	—

Net increase (decrease) in net assets	5,722,462
NET ASSETS
Beginning of the year	—

End of the year	$5,722,462

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(2,678)

(a)	From commencement of operations on July 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

|  96

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
CGM ADVISOR TARGETED EQUITY FUND
Class A
12/31/2010	$9.54	$0.05	(g)	$1.58	$1.63	$(0.05)	$—	$(0.05)
12/31/2009	7.66	0.05		1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09		(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
12/31/2007	10.70	0.05		3.54	3.59	(0.13)	(1.15)	(1.28)
12/31/2006	10.22	0.08		0.78	0.86	(0.07)	(0.31)	(0.38)
Class B
12/31/2010	8.61	(0.02	)(g)	1.42	1.40	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)		1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)		(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
12/31/2007	9.84	(0.04)		3.24	3.20	(0.08)	(1.15)	(1.23)
12/31/2006	9.48	0.00		0.74	0.74	(0.07)	(0.31)	(0.38)
Class C
12/31/2010	8.57	(0.02	)(g)	1.41	1.39	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)		1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02		(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
12/31/2007	9.84	(0.03)		3.22	3.19	(0.09)	(1.15)	(1.24)
12/31/2006	9.48	0.00		0.74	0.74	(0.07)	(0.31)	(0.38)
Class Y
12/31/2010	9.78	0.07	(g)	1.63	1.70	(0.08)	—	(0.08)
12/31/2009	7.84	0.06		1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13		(5.09)	(4.96)	(0.08)	(0.44)	(0.52)
12/31/2007	10.93	0.09		3.61	3.70	(0.16)	(1.15)	(1.31)
12/31/2006	10.42	0.11		0.82	0.93	(0.11)	(0.31)	(0.42)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

97  |

					Ratios to Average Net Assets:

Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—		$11.12	17.14	$753,518	1.16	1.16	0.52	(g)	146
—		9.54	25.19	693,386	1.19	1.19	0.69		170
0.00	(h)	7.66	(38.36)	796,146	1.10	1.10	0.83		211
0.00		13.01	34.42	826,867	1.17	1.17	0.45		179
0.00		10.70	8.52	679,897	1.16	1.16	0.76		171

—		10.01	16.26	9,934	1.91	1.91	(0.28	)(g)	146
—		8.61	24.42	12,401	1.94	1.94	(0.11)		170
0.00	(h)	6.92	(38.90)	13,971	1.85	1.85	(0.03)		211
0.00		11.81	33.41	32,297	1.92	1.92	(0.34)		179
0.00		9.84	7.83	43,032	1.91	1.91	0.02		171

—		9.96	16.22	81,291	1.91	1.91	(0.23	)(g)	146
—		8.57	24.42	75,098	1.95	1.95	(0.14)		170
0.00	(h)	6.89	(38.85)	59,544	1.85	1.85	0.17		211
0.00		11.79	33.47	19,753	1.93	1.93	(0.24)		179
0.00		9.84	7.72	8,688	1.90	1.90	0.04		171

—		11.40	17.39	137,631	0.91	0.91	0.69	(g)	146
—		9.78	25.75	265,441	0.94	0.94	0.64		170
0.00	(h)	7.84	(38.28)	44,240	0.85	0.85	1.21		211
0.00		13.32	34.75	17,520	0.90	0.90	0.74		179
0.00		10.93	8.99	11,714	0.87	0.87	1.05		171

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.02, $(0.05), $(0.05) and $0.05 for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.23%, (0.53)%, (0.52)% and 0.48% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Effective June 2, 2008, redemption fees were eliminated.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
12/31/2010	$12.58	$0.05		$1.60		$1.65	$(0.06)	$—	$(0.06)
12/31/2009	8.77	0.05	(g)	3.81		3.86	(0.05)	—	(0.05)
12/31/2008	14.97	0.13		(6.20)		(6.07)	(0.13)	—	(0.13)
12/31/2007	15.49	0.05		(0.48	)(h)	(0.43)	(0.09)	—	(0.09)
12/31/2006	13.33	0.06		2.13		2.19	(0.03)	—	(0.03)
Class B
12/31/2010	11.65	(0.05)		1.48		1.43	(0.01)	—	(0.01)
12/31/2009	8.16	(0.02	)(g)	3.52		3.50	(0.01)	—	(0.01)
12/31/2008	13.84	0.03		(5.70)		(5.67)	(0.01)	—	(0.01)
12/31/2007	14.39	(0.06)		(0.45	)(h)	(0.51)	(0.04)	—	(0.04)
12/31/2006	12.48	(0.04)		1.98		1.94	(0.03)	—	(0.03)
Class C
12/31/2010	11.61	(0.05)		1.47		1.42	(0.01)	—	(0.01)
12/31/2009	8.13	(0.02	)(g)	3.51		3.49	(0.01)	—	(0.01)
12/31/2008	13.82	0.03		(5.69)		(5.66)	(0.03)	—	(0.03)
12/31/2007	14.37	(0.06)		(0.45	)(h)	(0.51)	(0.04)	—	(0.04)
12/31/2006	12.46	(0.04)		1.98		1.94	(0.03)	—	(0.03)
Class Y
12/31/2010	12.99	0.08		1.67		1.75	(0.09)	—	(0.09)
12/31/2009	9.05	0.08	(g)	3.93		4.01	(0.07)	—	(0.07)
12/31/2008	15.47	0.19		(6.42)		(6.23)	(0.19)	—	(0.19)
12/31/2007	16.01	0.12		(0.51	)(h)	(0.39)	(0.15)	—	(0.15)
12/31/2006	13.72	0.12		2.20		2.32	(0.03)	—	(0.03)
NATIXIS INCOME DIVERSIFIED PORTFOLIO
Class A
12/31/2010	$9.22	$0.34		$1.18		$1.52	$(0.33)	$—	$(0.33)
12/31/2009	7.18	0.36		1.97		2.33	(0.29)	—	(0.29)
12/31/2008	10.26	0.47		(2.96)		(2.49)	(0.49)	(0.10)	(0.59)
12/31/2007	11.15	0.41		(0.71)		(0.30)	(0.45)	(0.14)	(0.59)
12/31/2006	10.07	0.29		1.12		1.41	(0.32)	(0.01)	(0.33)
Class C
12/31/2010	9.20	0.27		1.17		1.44	(0.25)	—	(0.25)
12/31/2009	7.17	0.30		1.97		2.27	(0.24)	—	(0.24)
12/31/2008	10.24	0.40		(2.95)		(2.55)	(0.42)	(0.10)	(0.52)
12/31/2007	11.12	0.33		(0.70)		(0.37)	(0.37)	(0.14)	(0.51)
12/31/2006	10.07	0.22		1.09		1.31	(0.25)	(0.01)	(0.26)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to financial statements.

99  |

				Ratios to Average Net Assets:

Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—	$14.17	13.08	$118,938	1.30		1.39		0.36	32
0.00	12.58	44.03	113,309	1.30		1.50		0.53	131
—	8.77	(40.45)	85,761	1.28		1.28		1.04	38
—	14.97	(2.94)	172,468	1.28	(i)(j)	1.28	(i)	0.35	30
—	15.49	16.50	195,714	1.30		1.30		0.44	23

—	13.07	12.31	5,614	2.05		2.13		(0.40)	32
0.00	11.65	42.88	7,864	2.05		2.25		(0.22)	131
—	8.16	(40.87)	8,191	2.03		2.04		0.25	38
—	13.84	(3.68)	23,916	2.04	(i)(j)	2.04	(i)	(0.44)	30
—	14.39	15.61	42,894	2.05		2.07		(0.33)	23

—	13.02	12.26	7,399	2.05		2.14		(0.39)	32
0.00	11.61	42.91	7,208	2.05		2.25		(0.22)	131
—	8.13	(40.90)	6,222	2.03		2.03		0.26	38
—	13.82	(3.69)	15,616	2.04	(i)(j)	2.04	(i)	(0.41)	30
—	14.37	15.64	18,089	2.05		2.06		(0.32)	23

—	14.65	13.47	9,586	1.05		1.14		0.61	32
0.00	12.99	44.39	7,450	1.05		1.12		0.77	131
—	9.05	(40.18)	5,842	0.84		0.84		1.47	38
—	15.47	(2.59)	11,840	0.91	(j)	0.91		0.72	30
—	16.01	16.97	14,057	0.91	(i)	0.91	(i)	0.82	23

$—	$10.41	16.73	$35,787	1.19		1.19		3.51	28
—	9.22	33.32	33,796	1.21		1.21		4.67	22
—	7.18	(25.26)	31,709	1.09		1.10		5.10	23
—	10.26	(2.80)	54,733	1.08	(k)	1.09	(k)	3.76	50
—	11.15	14.24	37,117	1.25		1.30		2.72	52

—	10.39	15.90	27,355	1.94		1.94		2.76	28
—	9.20	32.24	25,301	1.96		1.96		3.90	22
—	7.17	(25.78)	30,336	1.84		1.84		4.30	23
—	10.24	(3.52)	70,179	1.83	(k)	1.84	(k)	3.00	50
—	11.12	13.33	49,027	2.00		2.05		2.02	52

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend of $0.01 per share.
(h)	Includes a litigation payment of $0.02 per share.
(i)	Includes fee/expense recovery of 0.00%, 0.02%, 0.01% and 0.04% for Class A, B, C and Y, respectively.
(j)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.
(k)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class A
12/31/2010	$20.68	$0.03	(g)	$4.50	$4.53	$(0.04)	$—	$(0.04)
12/31/2009	15.16	(0.01)		5.53	5.52	—	—	—
12/31/2008	25.76	0.02	(h)	(10.20)	(10.18)	—	(0.42)	(0.42)
12/31/2007	22.94	(0.06)		3.19	3.13	—	(0.31)	(0.31)
12/31/2006	20.17	0.04		2.73	2.77	—	—	—
Class B
12/31/2010	17.85	(0.12	)(g)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.78	4.66	—	—	—
12/31/2008	22.63	(0.13	)(h)	(8.89)	(9.02)	—	(0.42)	(0.42)
12/31/2007	20.33	(0.22)		2.83	2.61	—	(0.31)	(0.31)
12/31/2006	18.01	(0.11)		2.43	2.32	—	—	—
Class C
12/31/2010	17.86	(0.12	)(g)	3.87	3.75	—	—	—
12/31/2009	13.19	(0.12)		4.79	4.67	—	—	—
12/31/2008	22.65	(0.13	)(h)	(8.91)	(9.04)	—	(0.42)	(0.42)
12/31/2007	20.36	(0.22)		2.82	2.60	—	(0.31)	(0.31)
12/31/2006	18.03	(0.11)		2.44	2.33	—	—	—
Class Y
12/31/2010	22.27	0.05	(g)	4.90	4.95	(0.10)	—	(0.10)
12/31/2009	16.29	0.04		5.94	5.98	—	—	—
12/31/2008	27.58	0.07	(h)	(10.94)	(10.87)	—	(0.42)	(0.42)
12/31/2007	24.45	0.03		3.41	3.44	—	(0.31)	(0.31)
12/31/2006	21.41	0.14		2.90	3.04	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

101  |

				Ratios to Average Net Assets:

Increase from regulatory settlements (b)	Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)		Portfolio turnover rate (%)

$0.00	$25.17	21.90	$314,384	1.40	1.50	0.14	(g)	79
—	20.68	36.41	280,846	1.40	1.56	(0.05)		115
—	15.16	(40.05)	228,549	1.43	1.43	0.08		110
—	25.76	13.69	407,228	1.47	1.47	(0.24)		82
—	22.94	13.68	393,430	1.46	1.46	0.17		83

0.00	21.60	21.01	28,787	2.15	2.25	(0.66	)(g)	79
—	17.85	35.33	37,406	2.15	2.31	(0.80)		115
—	13.19	(40.47)	40,868	2.18	2.19	(0.70)		110
—	22.63	12.83	119,028	2.21	2.21	(1.00)		82
—	20.33	12.88	147,819	2.22	2.22	(0.60)		83

0.00	21.61	21.00	30,912	2.15	2.25	(0.62	)(g)	79
—	17.86	35.41	28,580	2.15	2.31	(0.80)		115
—	13.19	(40.53)	24,079	2.18	2.18	(0.68)		110
—	22.65	12.82	47,239	2.22	2.22	(0.99)		82
—	20.36	12.87	46,064	2.22	2.22	(0.59)		83

0.00	27.12	22.21	1,317	1.15	1.24	0.22	(g)	79
—	22.27	36.71	5,325	1.15	1.22	0.20		115
—	16.29	(39.89)	5,611	1.17	1.23	0.31		110
—	27.58	14.02	16,649	1.12	1.12	0.10		82
—	24.45	14.20	21,155	1.03	1.03	0.60		83

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.04), $(0.18), $(0.18) and $(0.02) for Class A, Class B, Class C and Class Y shares, respectively, and the ratio of net investment loss to average net assets would have been (0.19)%, (0.98)%, (0.94)% and (0.08)% for Class A, Class B, Class C and Class Y shares, respectively.
(h)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions
VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
12/31/2010	$22.31	$(0.01)		$5.27	$5.26	$—	$(4.90)	$—	$(4.90)
12/31/2009	17.42	0.05	(g)	4.88	4.93	(0.04)	—	—	(0.04)
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	—	(0.03)
12/31/2007	20.90	(0.02)		1.23	1.21	—	—	—	—
12/31/2006	17.69	(0.05)		3.26	3.21	—	—	—	—
Class B
12/31/2010	20.06	(0.17)		4.72	4.55	—	(4.90)	—	(4.90)
12/31/2009	15.76	(0.09	)(g)	4.39	4.30	—	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	—	(0.03)
12/31/2007	19.19	(0.17)		1.13	0.96	—	—	—	—
12/31/2006	16.36	(0.20)		3.03	2.83	—	—	—	—
Class C
12/31/2010	20.07	(0.16)		4.71	4.55	—	(4.90)	—	(4.90)
12/31/2009	15.76	(0.08	)(g)	4.39	4.31	—	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.03)	—	(0.03)
12/31/2007	19.19	(0.17)		1.14	0.97	—	—	—	—
12/31/2006	16.37	(0.19)		3.01	2.82	—	—	—	—
Class Y
12/31/2010	22.47	0.06		5.31	5.37	—	(4.90)	—	(4.90)
12/31/2009	17.55	0.12	(g)	4.90	5.02	(0.10)	—	—	(0.10)
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	—	(0.03)
12/31/2007	20.91	0.04		1.25	1.29	—	—	—	—
12/31/2006(k)	19.02	0.02		1.87	1.89	—	—	—	—
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
12/31/2010	$12.46	$0.08	(m)	$2.36	$2.44	$(0.07)	$(0.02)	$(0.06)	$(0.15)
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	—	(0.11)
12/31/2008(l)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	—	(0.02)
Class C
12/31/2010	12.39	(0.03	)(m)	2.36	2.33	(0.04)	(0.02)	(0.03)	(0.09)
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	—	(0.07)
12/31/2008(l)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	—	(0.02)
Class Y
12/31/2010	12.49	0.12	(m)	2.37	2.49	(0.09)	(0.02)	(0.07)	(0.18)
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	—	(0.11)
12/31/2008(l)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	—	(0.03)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

103  |

						Ratios to Average Net Assets:

Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$0.02	$—		$22.69	23.67	$267,192	1.41		1.41		(0.03)		80
—	—		22.31	28.30	322,961	1.45		1.49		0.27		102
—	0.00	(h)	17.42	(21.11)	171,875	1.45		1.51		0.13		124
—	0.00		22.11	5.84	103,719	1.49		1.57		(0.11)		78
—	0.00		20.90	18.09	85,285	1.59		1.59		(0.28)		88

0.02	—		19.73	22.78	7,996	2.16		2.16		(0.78)		80
—	—		20.06	27.28	10,630	2.20		2.24		(0.56)		102
—	0.00	(h)	15.76	(21.67)	11,788	2.20		2.26		(0.78)		124
—	0.00		20.15	5.06	25,076	2.24		2.31		(0.84)		78
—	0.00		19.19	17.24	32,606	2.37		2.37		(1.10)		88

0.02	—		19.74	22.78	38,855	2.16		2.16		(0.76)		80
—	—		20.07	27.35	39,238	2.20		2.24		(0.48)		102
—	0.00	(h)	15.76	(21.71)	21,861	2.20		2.26		(0.68)		124
—	0.00		20.16	5.05	21,765	2.24		2.32		(0.85)		78
—	0.00		19.19	17.23	18,186	2.35		2.35		(1.04)		88

0.02	—		22.96	24.00	217,305	1.16		1.16		0.24		80
—	—		22.47	28.61	232,903	1.18	(i)	1.18	(i)	0.60		102
—	0.00	(h)	17.55	(20.81)	71,568	1.20		1.21		0.65		124
—	0.00		22.20	6.12	1,241	1.19	(j)	1.19	(j)	0.17		78
—	0.00		20.91	9.94	427	1.35		1.90		0.35		88

$—	$—		$14.75	19.64	$11,268	1.40		1.69		0.62	(m)	143
—	—		12.46	30.98	3,645	1.40		5.24		0.79		45
—	—		9.60	(3.75)	16	1.40		39.61		1.92		12

—	—		14.63	18.85	824	2.15		2.46		(0.23	)(m)	143
—	—		12.39	30.01	370	2.15		8.54		(0.14)		45
—	—		9.59	(3.90)	41	2.15		40.36		1.62		12

—	—		14.80	19.96	40,715	1.15		1.43		0.92	(m)	143
—	—		12.49	31.37	8,626	1.15		7.22		0.90		45
—	—		9.60	(3.74)	960	1.15		38.91		1.41		12

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes a non-recurring dividend of $0.03 per share.
(h)	Effective June 2, 2008, redemption fees were eliminated.
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	Includes fee/expense recovery of 0.04%.
(k)	From commencement of Class operations on August 31, 2006 through December 31, 2006.
(l)	For the period October 31, 2008 (inception) through December 31, 2008.
(m)	Includes non-recurring dividends. Without this dividend, net investment income (loss) per share would have been $0.01, $(0.09) and $0.04 for Class A, Class C and Class Y shares, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.07%, (0.74)% and 0.34% for Class A, Class C and Class Y shares, respectively.

See accompanying notes to financial statements.

|  104

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
WESTPEAK ACTIVEBETA® EQUITY FUND
Class A
12/31/2010(f)	$10.00	$0.04	$1.39	$1.43	$(0.05)	$—	$(0.05)
Class C
12/31/2010(f)	10.00	0.01	1.38	1.39	(0.01)	—	(0.01)
Class Y
12/31/2010(f)	10.00	0.05	1.39	1.44	(0.06)	—	(0.06)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

105  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)	Gross expenses (%) (d)	Net investment income (%) (d)	Portfolio turnover rate (%)

$11.38	14.28	$1	1.20	5.55	0.90	34

11.38	13.94	1	1.95	6.31	0.14	34

11.38	14.39	5,720	0.95	5.34	1.13	34

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	For the period July 30, 2010 (inception) through December 31, 2010.

See accompanying notes to financial statements.

|  106

Notes to Financial Statements

December 31, 2010

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Natixis Income Diversified Portfolio (the “Income Diversified Portfolio”)

Natixis U.S. Diversified Portfolio (the “U.S. Diversified Portfolio”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

Westpeak ActiveBeta® Equity Fund (the “ActiveBeta Equity Fund”)

The ActiveBeta Equity Fund commenced operations on July 30, 2010 via contribution by Natixis Global Asset Management, L.P. (“Natixis US”) and its affiliates of $5,002,000.

Each Fund offers Class A and Class C shares. Targeted Equity Fund, U.S. Diversified Portfolio, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and ActiveBeta Equity Fund also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors.

Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Income Diversified Portfolio which is sold with a maximum front-end sales charge of 4.50%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

107  |

Notes to Financial Statements (continued)

December 31, 2010

Most expenses of the Trusts can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Domestic exchange-traded single equity option contracts are valued at

|  108

Notes to Financial Statements (continued)

December 31, 2010

the mean of the National Best Bid and Offer quotations. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at their net asset value each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadvisers using consistently applied procedures under the general supervision of the Board of Trustees.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

109  |

Notes to Financial Statements (continued)

December 31, 2010

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed

|  110

Notes to Financial Statements (continued)

December 31, 2010

are added to the cost or deducted from the proceeds on the underlying instrument or closing sale transaction to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. For the year ended December 31, 2010, the Funds were not party to any over-the-counter options.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United

111  |

Notes to Financial Statements (continued)

December 31, 2010

States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, ordinary loss netting to reduce short term capital gains, distribution redesignations, return of capital and capital gain distributions from REITs, foreign currency transactions, distributions in excess of current earnings, premium amortization, non-deductible expenses, and regulatory settlements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustment, straddle loss deferrals, wash sales, defaulted bond adjustments, return of capital distributions from REITs, contingent payment debt instruments, premium amortization, forward contracts mark to market and trust preferred securities. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2010 and 2009 was as follows:

	2010 Distributions Paid From:				2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
Targeted Equity Fund	$4,648,299	$—	$—	$4,648,299	$5,596,850	$—	$5,596,850
Large Cap Value Fund	546,131	—	—	546,131	492,401	—	492,401
Income Diversified Portfolio	1,801,193	—	—	1,801,193	1,922,478	—	1,922,478
U.S. Diversified Portfolio	491,685	—	—	491,685	—	—	—
Small Cap Value Fund	40,800,424	59,193,465	—	99,993,889	1,564,773	—	1,564,773
Value Opportunity Fund	332,097	16,217	231,814	580,128	105,697	—	105,697
ActiveBeta Equity Fund	29,256	—	—	29,256	—	—	—

Differences between these amounts for the year ended December 31, 2010 and those reported in the Statements of Changes in Net Assets for the same period are primarily attributable to different book and tax treatment for short-term capital gains.

|  112

Notes to Financial Statements (continued)

December 31, 2010

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Targeted Equity Fund	Large Cap Value Fund	Income Diversified Portfolio	U.S. Diversified Portfolio	Small Cap Value Fund	Value Opportunity Fund	ActiveBeta Equity Fund
Undistributed ordinary income	$—	$37,225	$166,396	$—	$5,209,851	$—	$41,523
Undistributed long-term capital gains	—	—	—	—	17,019,096	—	1,164

Total undistributed earnings	—	37,225	166,396	—	22,228,947	—	42,687

Capital loss carryforward:
Expires December 31, 2011	—	(9,965,466)	—	—	—	—	—
Expires December 31, 2016	—	—	(6,715,998)	—	—	—	—
Expires December 31, 2017	(127,400,916)	(9,206,549)	(14,198,082)	(35,486,708)	—	—	—
Expires December 31, 2018	—	(790,094)	—	—	—	(279,086)	—

Total capital loss carryforward	(127,400,916)	(19,962,109)	(20,914,080)	(35,486,708)	—	(279,086)	—
Deferred net capital losses (post-October 2010)	—	(618,746)	—	—	—	—	—
Deferred net currency losses (post-October 2010)	—	—	—	(1,327)	—	—	—
Unrealized appreciation (depreciation)	257,841,693	9,452,387	80,255	87,861,125	101,397,574	7,908,392	655,672

Total accumulated earnings (losses)	$130,440,777	$(11,091,243)	$(20,667,429)	$52,373,090	$123,626,521	$7,629,306	$698,359

Capital loss carryforward utilized in the current year	$142,012,101	$—	$121,729	$39,323,925	$—	$—	$—

Large Cap Value Fund had $24,633,843 of capital loss carryforwards expire in the current year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise

113  |

Notes to Financial Statements (continued)

December 31, 2010

tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Management is currently evaluating the complete impact of the Act on the Fund’s financial statements.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments.  The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian and/or broker in an amount at least equal to the amount of the Funds’ commitment.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in its portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending.  The Funds, except Value Opportunity Fund and ActiveBeta Equity Fund, have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the

|  114

Notes to Financial Statements (continued)

December 31, 2010

value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2010, none of the Funds had loaned securities under this agreement.

Effective January 1, 2011, Value Opportunity Fund and ActiveBeta Equity Fund became party to the securities lending agreement with State Street Bank.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

115  |

Notes to Financial Statements (continued)

December 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010, at value:

Targeted Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$966,050,628	$—	$—	$966,050,628
Short-Term Investments	—	17,231,083	—	17,231,083

Total	$966,050,628	$17,231,083	$—	$983,281,711

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Large Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$133,166,948	$—	$—	$133,166,948
Short-Term Investments	—	9,372,781	—	9,372,781

Total	$133,166,948	$9,372,781	$—	$142,539,729

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

|  116

Notes to Financial Statements (continued)

December 31, 2010

Income Diversified Portfolio

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$30,376,467	$—	$30,376,467
Common Stocks(a)	28,221,483	—	—	28,221,483
Preferred Stocks
Non-Convertible Preferred Stocks(a)	97,763	121,917	—	219,680
Convertible Preferred Stocks
Automotive	40,582	—	—	40,582
Capital Markets	—	26,250	—	26,250
Diversified Financial Services	—	11,275	—	11,275

Total Convertible Preferred Stocks	40,582	37,525	—	78,107

Total Preferred Stocks	138,345	159,442	—	297,787

Short-Term Investments	—	3,608,249	—	3,608,249

Total	$28,359,828	$34,144,158	$—	$62,503,986

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,059)	$—	$(2,059)

(a)	Major categories of the Portfolio’s investments are included in the Portfolio of Investments.

U.S. Diversified Portfolio

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$364,899,770	$—	$—	$364,899,770
Short-Term Investments	—	13,139,372	—	13,139,372

Total	$364,899,770	$13,139,372	$—	$378,039,142

(a)	Major categories of the Portfolio’s investments are included in the Portfolio of Investments.

117  |

Notes to Financial Statements (continued)

December 31, 2010

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$504,661,928	$—	$—	$504,661,928
Exchange Traded Funds	14,802,715	—	—	14,802,715
Short-Term Investments	—	10,484,963	—	10,484,963

Total	$519,464,643	$10,484,963	$—	$529,949,606

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Value Opportunity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$48,738,667	$—	$—	$48,738,667
Exchange Traded Funds	1,277,159	—	—	1,277,159
Short-Term Investments	—	1,818,995	—	1,818,995

Total	$50,015,826	$1,818,995	$—	$51,834,821

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

ActiveBeta Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$5,742,057	$—	$—	$5,742,057

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2010:

Income Diversified Portfolio

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 30, 2010
Bonds and Notes Supranational	$74,141	$—	$—	$—	$—	$—	$(74,141)	$—

|  118

Notes to Financial Statements (continued)

December 31, 2010

Debt securities valued at $74,141 were transferred from Level 3 to Level 2 during the year ended December 31, 2010. At December 31, 2009 these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund; at December 31, 2010, these securities were valued using broker-dealer bid quotations based on inputs observable to the Fund.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts and option contracts.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. Certain Funds may enter into forward foreign currency contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. Certain Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2010, Income Diversified Portfolio engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. U.S. Diversified Portfolio (the “Portfolio”) may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Portfolio may also write put options to offset the cost of option contracts used for hedging purposes. During the year ended December 31, 2010, the Portfolio engaged in written call option transactions and purchased and written put option transactions in accordance with these objectives.

Certain Funds are party to agreements with counterparties that govern transactions in forward foreign currency contracts and over-the-counter options. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of December 31, 2010, the value of Income Diversified Portfolio’s derivative positions subject to credit-risk-related contingent features that are in a net liability position is ($2,059). No collateral was pledged to the counterparty for such contracts.

Forward foreign currency contracts and over-the-counter option contracts are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. Certain Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net

119  |

Notes to Financial Statements (continued)

December 31, 2010

amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

The following is a summary of derivative instruments for Income Diversified Portfolio as of December 31, 2010:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts
Liabilities
Unrealized depreciation on forward foreign currency contracts		$(2,059)

Transactions in derivative instruments for Income Diversified Portfolio during the year ended December 31, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$760
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(2,059)

*	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

Transactions in derivative instruments for U.S. Diversified Portfolio during the year ended December 31, 2010 were as follows:

Statements of Operations Caption	Equity Contracts
Net Realized Gain (Loss) on:
Investments*	$(1,449,740)
Options written	178,283
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	(11,203)

*	Represents realized loss for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives

|  120

Notes to Financial Statements (continued)

December 31, 2010

may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards activity, as a percentage of net assets, for Income Diversified Portfolio, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2010:

Income Diversified Portfolio	Forwards
Average Notional Amount Outstanding	0.08%
Highest Notional Amount Outstanding	0.36%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2010	0.16%

Volume of options activity, as a percentage of net assets, for U.S. Diversified Portfolio, based on the month-end market values of equity securities underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2010:

U.S. Diversified Portfolio*	Call Options Written	Put Options Written	Put Options Purchased
Average Market Value of Underlying Securities	0.45%	0.76%	0.93%
Highest Market Value of Underlying Securities	1.87%	2.77%	2.77%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of December 31, 2010	0.00%	0.00%	0.00%

* Market value of underlying securities is determined by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

Market value of underlying securities and notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of U.S. Diversified Portfolio’s written option activity:

	Number of Contracts	Premiums
Outstanding at 12/31/2009	34	$16,898
Options written	6,091	1,749,464
Options terminated in closing purchase transactions	(6,125)	(1,766,362)
Options exercised	—	—
Options expired	—	—

Outstanding at 12/31/2010	—	$—

121  |

Notes to Financial Statements (continued)

December 31, 2010

5.  Purchases and Sales of Securities.  For the year ended December 31, 2010, purchases and sales of securities (excluding short-term investments and U.S. Government/agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Targeted Equity Fund	$1,338,114,133	$1,519,374,539
Large Cap Value Fund	41,522,733	48,991,492
Income Diversified Portfolio	13,507,924	18,812,225
U.S. Diversified Portfolio	262,214,267	306,647,201
Small Cap Value Fund	427,735,617	615,568,474
Value Opportunity Fund	79,116,975	47,878,615
ActiveBeta Equity Fund	6,563,071	1,516,297

For the year ended December 31, 2010, purchases and sales of U.S. Government/agency securities by the Income Diversified Portfolio were $2,554,057 and $2,352,990, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Income Diversified Portfolio	0.55%	0.55%	0.55%	0.50%	0.50%
U.S. Diversified Portfolio	0.90%	0.90%	0.90%	0.80%	0.80%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
ActiveBeta Equity Fund	0.60%	0.60%	0.60%	0.60%	0.60%

|  122

Notes to Financial Statements (continued)

December 31, 2010

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Income Diversified Portfolio	AEW Capital Management, L.P. (“AEW”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
U.S. Diversified Portfolio	Harris
Loomis Sayles
BlackRock Investment Management LLC (“BlackRock”)
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
ActiveBeta Equity Fund	Westpeak Global Advisors, L.P. (“Westpeak”)

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers.

Natixis Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2011 (April 30, 2012 for ActiveBeta Equity Fund) and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected in the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Income Diversified Portfolio	1.25%	—	2.00%	—
U.S. Diversified Portfolio	1.40%	2.15%	2.15%	1.15%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
ActiveBeta Equity Fund	1.20%	—	1.95%	0.95%

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on

123  |

Notes to Financial Statements (continued)

December 31, 2010

a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2010, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Targeted Equity Fund	$6,486,746	$—	$6,486,746	0.69%	0.69%
Large Cap Value Fund	948,166	116,053	832,113	0.70%	0.61%
Income Diversified Portfolio	326,508	—	326,508	0.55%	0.55%
U.S. Diversified Portfolio	3,092,377	342,883	2,749,494	0.90%	0.80%
Small Cap Value Fund	4,954,501	—	4,954,501	0.90%	0.90%
Value Opportunity Fund	281,290	98,711	182,579	0.80%	0.52%
ActiveBeta Equity Fund	13,329	13,329	—	0.60%	—

1 Management fee waivers are subject to possible recovery until December 31, 2011.

For the year ended December 31, 2010, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
ActiveBeta Equity Fund	84,267

2 Expense reimbursements are subject to possible recovery until December 31, 2011.

No expenses were recovered during the year ended December 31, 2010 under the terms of the expense limitation agreement.

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, AEW, CGM, Harris, Loomis Sayles, Vaughan Nelson and Westpeak are subsidiaries of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

Effective January 1, 2011, executives of Westpeak have purchased a controlling interest in Westpeak from Natixis US; therefore, Westpeak is no longer a subsidiary of Natixis US.

|  124

Notes to Financial Statements (continued)

December 31, 2010

b.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the year ended December 31, 2010, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C
Targeted Equity Fund	$1,726,537	$25,841	$185,924	$77,524	$557,770
Large Cap Value Fund	283,391	16,208	18,133	48,626	54,398
Income Diversified Portfolio	86,851	—	61,562	—	184,685
U.S. Diversified Portfolio	706,023	78,045	70,262	234,135	210,787
Small Cap Value Fund	706,623	22,295	93,699	66,886	281,098
Value Opportunity Fund	19,292	—	1,216	—	3,649
ActiveBeta Equity Fund	1	—	1	—	3

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among

125  |

Notes to Financial Statements (continued)

December 31, 2010

Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. For the period July 30, 2010 to December 31, 2010, ActiveBeta Equity Fund was subject to the new fund fee.

Prior to July 1, 2010, each Fund (except ActiveBeta Equity Fund) paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which was reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended December 31, 2010, each Fund paid the following administrative fees to Natixis Advisors:

Fund	Administrative Fees
Targeted Equity Fund	$445,886
Large Cap Value Fund	63,306
Income Diversified Portfolio	27,906
U.S. Diversified Portfolio	161,894
Small Cap Value Fund	260,668
Value Opportunity Fund	16,677
ActiveBeta Equity Fund	42,095

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the

|  126

Notes to Financial Statements (continued)

December 31, 2010

intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended December 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Targeted Equity Fund	$497,236
Large Cap Value Fund	38,848
Income Diversified Portfolio	26,827
U.S. Diversified Portfolio	97,228
Small Cap Value Fund	490,432
Value Opportunity Fund	27,496

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended December 31, 2010, were as follows:

Fund	Commissions
Targeted Equity Fund	$430,773
Large Cap Value Fund	30,597
Income Diversified Portfolio	36,109
U.S. Diversified Portfolio	191,784
Small Cap Value Fund	64,518
Value Opportunity Fund	9,738

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meet-

127  |

Notes to Financial Statements (continued)

December 31, 2010

ing that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Payments by Affiliates.  For the year ended December 31, 2010, Loomis Sayles reimbursed the U.S. Diversified Portfolio $12,330 for losses incurred in connection with a trading error.

7.  Regulatory Settlements.  During the year ended December 31, 2010, Small Cap Value Fund and U.S. Diversified Portfolio received payments of $493,744 and $61,116, respectively, relating to a regulatory settlement. The payments have been included in “Increase from Regulatory Settlements” on the Statements of Changes in Net Assets.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund (except ActiveBeta Equity Fund), together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that

|  128

Notes to Financial Statements (continued)

December 31, 2010

participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2010, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended December 31, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$442,842
Income Diversified Portfolio	543
U.S. Diversified Portfolio	36,178
Small Cap Value Fund	61,324

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of December 31, 2010, one shareholder individually owned more than 5% of the Value Opportunity Fund’s total outstanding shares, representing 9.62% of the Fund’s net assets. Such ownership may be beneficially held by individuals or entities other than the owner of record. Natixis US and its affiliates owned shares equating to 100% of ActiveBeta Equity Fund’s net assets.

129  |

Notes to Financial Statements (continued)

December 31, 2010

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
Targeted Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	7,738,827	$76,552,424	18,532,079	$148,049,113
Issued in connection with the reinvestment of distributions	311,600	3,451,189	335,999	3,222,227
Redeemed	(12,966,098)	(127,132,727)	(50,204,318)	(374,589,222)

Net change	(4,915,671)	$(47,129,114)	(31,336,240)	$(223,317,882)

Class B
Issued from the sale of shares	30,077	$270,580	45,025	$305,649
Issued in connection with the reinvestment of distributions	38	356	—	—
Redeemed	(478,236)	(4,192,463)	(623,545)	(4,417,340)

Net change	(448,121)	$(3,921,527)	(578,520)	$(4,111,691)

Class C
Issued from the sale of shares	2,115,687	$18,787,778	2,873,972	$20,208,835
Issued in connection with the reinvestment of distributions	170	1,588	1,791	15,423
Redeemed	(2,720,024)	(23,660,824)	(2,754,130)	(19,801,078)

Net change	(604,167)	$(4,871,458)	121,633	$423,180

Class Y
Issued from the sale of shares	5,946,373	$59,945,503	34,268,943	$265,786,478
Issued in connection with the reinvestment of distributions	22,586	256,277	36,234	355,815
Redeemed	(21,046,408)	(216,794,343)	(12,796,087)	(115,579,152)

Net change	(15,077,449)	$(156,592,563)	21,509,090	$150,563,141

Increase (decrease) from capital share transactions	(21,045,408)	$(212,514,662)	(10,284,037)	$(76,443,252)

|  130

Notes to Financial Statements (continued)

December 31, 2010

12.  Capital Shares (continued).

	Year Ended December 31, 2010		Year Ended December 31, 2009
Large Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	584,698	$7,591,609	623,676	$6,353,749
Issued in connection with the reinvestment of distributions	28,036	394,129	31,832	375,612
Redeemed	(1,229,322)	(15,876,577)	(1,427,850)	(13,903,194)

Net change	(616,588)	$(7,890,839)	(772,342)	$(7,173,833)

Class B
Issued from the sale of shares	13,200	$158,473	32,413	$261,331
Issued in connection with the reinvestment of distributions	582	7,425	614	5,027
Redeemed	(259,196)	(3,105,680)	(362,222)	(3,281,480)

Net change	(245,414)	$(2,939,782)	(329,195)	$(3,015,122)

Class C
Issued from the sale of shares	81,762	$989,577	65,110	$686,066
Issued in connection with the reinvestment of distributions	322	4,092	250	2,040
Redeemed	(134,778)	(1,585,523)	(210,113)	(1,879,456)

Net change	(52,694)	$(591,854)	(144,753)	$(1,191,350)

Class Y
Issued from the sale of shares	195,195	$2,647,773	156,901	$1,620,029
Issued in connection with the reinvestment of distributions	3,104	45,227	3,026	37,260
Redeemed	(117,144)	(1,564,634)	(231,953)	(2,617,861)

Net change	81,155	$1,128,366	(72,026)	$(960,572)

Increase (decrease) from capital share transactions	(833,541)	$(10,294,109)	(1,318,316)	$(12,340,877)

	Year Ended December 31, 2010		Year Ended December 31, 2009
Income Diversified Portfolio	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	676,041	$6,828,409	159,686	$1,328,758
Issued in connection with the reinvestment of distributions	100,890	990,220	126,053	945,124
Redeemed	(1,007,048)	(10,074,179)	(1,033,804)	(7,524,813)

Net change	(230,117)	$(2,255,550)	(748,065)	$(5,250,931)

Class C
Issued from the sale of shares	612,602	$6,157,456	145,474	$1,102,938
Issued in connection with the reinvestment of distributions	29,035	284,425	45,078	333,737
Redeemed	(759,919)	(7,388,131)	(1,671,912)	(12,362,205)

Net change	(118,282)	$(946,250)	(1,481,360)	$(10,925,530)

Increase (decrease) from capital share transactions	(348,399)	$(3,201,800)	(2,229,425)	$(16,176,461)

131  |

Notes to Financial Statements (continued)

December 31, 2010

12.  Capital Shares (continued).

	Year Ended December 31, 2010		Year Ended December 31, 2009
U.S. Diversified Portfolio	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	911,448	$20,451,387	954,429	$15,643,678
Issued in connection with the reinvestment of distributions	18,717	466,442	—	—
Redeemed	(2,022,798)	(44,172,568)	(2,447,076)	(40,145,823)

Net change	(1,092,633)	$(23,254,739)	(1,492,647)	$(24,502,145)

Class B
Issued from the sale of shares	28,907	$535,647	46,129	$679,074
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(791,810)	(14,786,760)	(1,050,033)	(14,851,816)

Net change	(762,903)	$(14,251,113)	(1,003,904)	$(14,172,742)

Class C
Issued from the sale of shares	85,590	$1,613,257	82,914	$1,237,018
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(255,548)	(4,769,722)	(307,653)	(4,431,727)

Net change	(169,958)	$(3,156,465)	(224,739)	$(3,194,709)

Class Y
Issued from the sale of shares	10,018	$239,190	68,960	$1,240,211
Issued in connection with the reinvestment of distributions	134	3,603	—	—
Redeemed	(200,693)	(4,399,790)	(174,356)	(3,021,131)

Net change	(190,541)	$(4,156,997)	(105,396)	$(1,780,920)

Increase (decrease) from capital share transactions	(2,216,035)	$(44,819,314)	(2,826,686)	$(43,650,516)

|  132

Notes to Financial Statements (continued)

December 31, 2010

12.  Capital Shares (continued).

	Year Ended December 31, 2010		Year Ended December 31, 2009
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,568,273	$37,116,627	13,418,177	$227,959,553
Issued in connection with the reinvestment of distributions	1,686,885	38,516,551	17,598	385,045
Redeemed	(5,956,654)	(142,473,851)	(8,824,221)	(161,488,021)

Net change	(2,701,496)	$(66,840,673)	4,611,554	$66,856,577

Class B
Issued from the sale of shares	18,984	$406,070	27,360	$440,020
Issued in connection with the reinvestment of distributions	79,966	1,589,861	—	—
Redeemed	(223,637)	(4,732,199)	(245,583)	(3,963,943)

Net change	(124,687)	$(2,736,268)	(218,223)	$(3,523,923)

Class C
Issued from the sale of shares	186,557	$3,849,819	1,072,330	$17,045,402
Issued in connection with the reinvestment of distributions	282,744	5,618,352	—	—
Redeemed	(455,474)	(9,570,079)	(504,071)	(8,535,298)

Net change	13,827	$(101,908)	568,259	$8,510,104

Class Y
Issued from the sale of shares	1,291,230	$30,400,662	8,388,651	$151,130,799
Issued in connection with the reinvestment of distributions	1,369,166	31,615,425	36,429	795,531
Redeemed	(3,559,389)	(85,024,677)	(2,138,814)	(40,431,143)

Net change	(898,993)	$(23,008,590)	6,286,266	$111,495,187

Increase (decrease) from capital share transactions	(3,711,349)	$(92,687,439)	11,247,856	$183,337,945

133  |

Notes to Financial Statements (continued)

December 31, 2010

12.  Capital Shares (continued).

	Year Ended December 31, 2010		Year Ended December 31, 2009
Value Opportunity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	845,322	$10,950,063	301,420	$3,594,480
Issued in connection with the reinvestment of distributions	7,026	102,623	2,267	27,711
Redeemed	(381,175)	(4,994,591)	(12,871)	(155,426)

Net change	471,173	$6,058,095	290,816	$3,466,765

Class C
Issued from the sale of shares	33,713	$447,990	26,838	$319,636
Issued in connection with the reinvestment of distributions	313	4,512	159	1,926
Redeemed	(7,556)	(94,316)	(1,428)	(17,122)

Net change	26,470	$358,186	25,569	$304,440

Class Y
Issued from the sale of shares	2,494,934	$32,571,037	589,511	$7,153,109
Issued in connection with the reinvestment of distributions	21,928	321,089	4,238	51,875
Redeemed	(456,608)	(5,870,040)	(3,074)	(37,261)

Net change	2,060,254	$27,022,086	590,675	$7,167,723

Increase (decrease) from capital share transactions	2,557,897	$33,438,367	907,060	$10,938,928

	Period Ended December 31, 2010*
ActiveBeta Equity Fund	Shares		Amount
Class A
Issued from the sale of shares	100		$1,001
Issued in connection with the reinvestment of distributions	—	(a)	5
Redeemed	—		—

Net change	100		$1,006

Class C
Issued from the sale of shares	100		$1,001
Issued in connection with the reinvestment of distributions	—	(a)	1
Redeemed	—		—

Net change	100		$1,002

Class Y
Issued from the sale of shares	500,000		$5,000,000
Issued in connection with the reinvestment of distributions	2,601		29,250
Redeemed	—		—

Net change	502,601		$5,029,250

Increase (decrease) from capital share transactions	502,801		$5,031,258

*	From commencement of operations on July 30, 2010 through December 31, 2010.
(a)	Amount rounds to less than one share.

|  134

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of CGM Advisor Targeted Equity Fund, Harris Associates Large Cap Value Fund, Natixis Income Diversified Portfolio, Natixis U.S. Diversified Portfolio, Vaughan Nelson Small Cap Value Fund, Vaughan Nelson Value Opportunity Fund and Westpeak ActiveBeta® Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CGM Advisor Targeted Equity Fund, Natixis Income Diversified Portfolio, Natixis U.S. Diversified Portfolio and Vaughan Nelson Small Cap Value Fund, each a series of Natixis Funds Trust I; the Harris Associates Large Cap Value Fund, Vaughan Nelson Value Opportunity Fund and Westpeak ActiveBeta® Equity Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

February 23, 2011

135  |

2010 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2010, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Income Diversified	22.23%
U.S. Diversified	100.00%
Value Opportunity	88.15%
ActiveBeta Equity	58.17%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2010.

Fund	Amount
Small Cap Value	$59,193,465
Value Opportunity	16,217

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2010 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Targeted Equity	100.00%
Large Cap Value	100.00%
Income Diversified	23.20%
U.S. Diversified	100.00%
Value Opportunity	100.00%
ActiveBeta Equity	100.00%

|  136

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors) and since 1995 for Natixis Funds Trust II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)

44

Formerly, Trustee, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Hansberger International Series (investment companies)

Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

137  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

|  138

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Natixis Funds Trust II Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Since 1982 for Natixis Funds Trust I (including its predecessors) and since 1995 for Natixis Funds Trust II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

139  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Natixis Funds Trust II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Natixis Funds Trust II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

|  140

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I and Natixis Funds Trust II	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[1,3] (1965)	Trustee Since 2011 for Natixis Funds Trust I and Natixis Funds Trust II President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

141  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[4] (1960)	Trustee Since 2000	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were currently age 72 or older or who reach age 72 during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chief Executive Officer of Natixis Funds Trust I and Natixis Funds Trust II and President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[4]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer–U.S. and Asia, Natixis Global Asset Management, L.P.

|  142

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with the Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P., or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.

143  |

ANNUAL REPORT

December 31, 2010

ASG Diversifying Strategies Fund

AlphaSimplex Group, LLC

ASG Global Alternatives Fund

AlphaSimplex Group, LLC

ASG Managed Futures Strategy Fund

AlphaSimplex Group, LLC

Loomis Sayles Absolute Strategies Fund

Loomis, Sayles & Company, L.P.

Loomis Sayles Multi-Asset Real Return Fund

Loomis, Sayles & Company, L.P.

Management Discussion and Investment Results page 1

Consolidated Portfolio of Investments page 36

Consolidated Financial Statements page 65

ASG DIVERSIFYING STRATEGIES FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Philippe P. Lüdi

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation while maintaining a low or negative correlation over time with the returns of major equity indices.

Strategy:

Seeks to generate positive absolute returns over time rather than track the performance of any particular index by using multiple quantitative investment models and strategies.

Inception Date:

August 3, 2009

Symbols:

Class A	DSFAX
Class C	DSFCX
Class Y	DSFYX

Market Conditions

The ebb and flow of concerns about European sovereign debt, dispersion in economic growth, and government bond purchases by central banks drove the financial markets in 2010. Economic concerns increased during the first half of the year, and the performance of risky assets was mixed. However, performance generally rebounded in the second half as concerns abated and investors put their low-yielding cash to work. Stocks, bonds and commodities all generated solid gains, while the U.S. dollar weakened.

Performance Results

For the 12 months ended December 31, 2010, Class A shares of ASG Diversifying Strategies Fund returned 8.46% at net asset value. The fund outperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.34%. The fund follows an absolute return strategy and does not seek to track any index. Consequently, we believe its most appropriate benchmark is 3-month LIBOR.

Explanation of Fund Performance

The fund uses multiple quantitative investment models and strategies, which may involve a broad range of market exposures, including exposure to the returns of equity and fixed-income securities, currencies and commodities. The fund typically makes extensive use of derivative instruments, such as futures and forward contracts, to capture these exposures while also managing volatility and correlation.

For the year, the hedge fund consensus model, which benefited from increasing bond prices, made the largest positive contribution to fund performance. In order to help investors achieve diversification benefits across their overall portfolios, the fund seeks to maintain a consistently low-to-negative correlation with global equity markets. When the trailing 12-month equity correlation of its holdings would otherwise be too high, as it was in the fourth quarter, the fund takes short positions in futures on global stock indexes to lower the correlation. (Such short positions decline in value when

1  |

stock indexes rise.) In this case the correlation control mechanism had a negative impact on performance, after having had a marginally positive effect during the first three quarters of 2010. The correlation with the S&P 500 Index, for example, was 22.6% in 2010 and 22.9% since inception, which is in line with the fund’s objectives.

We continued to scale the size of the fund’s positions to keep total portfolio risk at or below its target. The fund’s realized annualized volatility in 2010 was 9.7%, in line with our risk management objectives and just over half that of the S&P 500’s volatility of approximately 18.1%.

Given low interest rates, the fund’s money market allocation made only a marginal contribution to overall 2010 performance.

Outlook

In 2011, global growth could continue to drive up prices of stocks and commodities. However, monetary tightening, particularly in emerging markets, and fiscal tightening in developed markets could restrain this potential advance. Although most economies are growing, a substantial amount of uncertainty about growth and policy persists. Our disciplined approach to risk management is designed to accommodate rapidly evolving markets. So although these downside risks remain, we enter the new year cautiously optimistic.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  2

ASG DIVERSIFYING STRATEGIES FUND

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

August 3, 2009 (inception) through December 31, 2010

Average Annual Returns — December 31, 20105

	1 Year	Since Inception[4]

Class A (Inception 8/3/09)
Net Asset Value[1]	8.46%	11.32%
With Maximum Sales Charge[2]	2.24	6.74

Class C (Inception 8/3/09)
Net Asset Value[1]	7.58	10.41
With CDSC[3]	6.58	10.41

Class Y (Inception 8/3/09)
Net Asset Value[1]	8.63	11.47

Comparative Performance
3-Month LIBOR	0.34%	0.33%
HFRI Fund of Funds Composite Index	5.46	7.00
Morningstar Long-Short Fund Avg.	4.13	6.13

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

3  |

PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 12/31/10
Certificates of Deposit	48.0
Financial Company Commercial Paper	30.0
Municipal Debt	3.6
Time Deposits	2.4
Forward Foreign Currency Contracts	(0.1)
Futures Contracts	0.7
Repurchase Agreements	0.0
Other Assets Less Liabilities	15.4

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	2.46%	1.72%
C	3.21	2.47
Y	2.21	1.47

NOTES TO CHARTS

See	page 21 for a description of indexes.

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

4	The since-inception comparative performance figures shown are calculated from 8/1/09.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

|  4

ASG GLOBAL ALTERNATIVES FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

Peter A. Lee

AlphaSimplex Group, LLC

(Adviser)

Robert Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Seeks capital appreciation consistent with the return and risk characteristics of a diversified portfolio of hedge funds.

Strategy:

Seeks to achieve long and short exposure to global equity, bond, currency, and commodity markets through a wide range of derivative instruments and direct investments.

Inception Date:

September 30, 2008

Symbols:

Class A	GAFAX
Class C	GAFCX
Class Y	GAFYX

Market Conditions

The ebb and flow of concerns about European sovereign debt, dispersion in economic growth, and government bond purchases by central banks drove the financial markets in 2010. As economic concerns increased during the first half of the year, hedge funds struggled. However, performance generally rebounded in the second half as concerns abated and investors put their low-yielding cash to work.

Performance Results

For the 12 months ended December 31, 2010, Class A shares of ASG Global Alternatives Fund returned 6.94% at net asset value. Although the fund does not seek to track an index, it performed according to our expectations compared to the HFRI Fund of Funds Composite Index, which returned 5.46% for the same period. There are important differences between the fund and the benchmark. The benchmark’s return reflects factors that are not applicable to the fund and vary from period to period, including an illiquidity premium, hedge fund incentive fees, hedge fund alpha and biases associated with the construction of non-investable hedge fund indexes.

Explanation of Fund Performance

The fund typically makes extensive use of derivative instruments, such as futures and forward contracts on global equity indexes and fixed-income securities, as well as currencies, commodities and other instruments.

In 2010, all asset classes contributed positively to performance. Long exposure to national stock indexes was the largest contributor to performance as most stock indexes rose. Meanwhile the fund’s short U.S. dollar exposure, particularly against the Australian dollar and Japanese yen, was also a strong net contributor to performance despite losses stemming from long exposure to the euro. In addition, the fund earned positive returns from its long exposure to U.K., U.S., Japanese, and German sovereign debt. These assets rose in value as investors rotated into bonds but shunned the debt of

5  |

some peripheral European countries, and the U.S. Federal Reserve initiated a new cycle of Treasury bond purchases or so-called quantitative easing. While the fund earned positive returns from its long exposure to base metals and energy, the largest winner among the fund’s commodity exposures was its long exposure to gold. Finally, short exposure to U.S. interest rates also paid off for the year despite losses during the second quarter. The largest gains from individual assets came from long exposure to the Australian dollar, long exposure to U.S. and U.K. stocks, long exposure to the Japanese yen, and short exposure to three-month U.S. interest rates.

Although most exposures contributed positively, income from the fund’s money market allocation was small, and some exposures detracted from performance. In particular, performance was negatively impacted by long exposure to the euro, zinc, natural gas, NYMEX crude oil and the British pound.

During the year, we made various adjustments to the portfolio. We reduced the fund’s long eurodollar exposure by more than two-thirds and pared back exposure to foreign exchange. However, long exposure to stocks and sovereign debt was increased. Each day, the model may increase or decrease the magnitude of the fund’s exposures to keep the fund within its maximum targeted risk level of 8% annualized volatility. During 2010, the fund’s volatility was 6.7%, which is in line with our risk management expectations.

Outlook

We expect the macroeconomic factors that drove the financial markets in 2010 to continue to be important in 2011. Changes in U.S. economic growth and in its political climate, developments in the European debt crisis and monetary tightening and capital controls employed by emerging markets will likely be key considerations for investors. Our disciplined approach to risk management is designed to accommodate rapidly evolving markets. So although these downside risks remain, we enter the new year cautiously optimistic.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  6

ASG GLOBAL ALTERNATIVES FUND

Investment Results through December 31, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares5

September 30, 2008 (inception) through December 31, 2010

Average Annual Returns — December 31, 20105

	1 Year	Since Inception[4]

Class A (Inception 9/30/08)
Net Asset Value[1]	6.94%	5.72%
With Maximum Sales Charge[2]	0.83	2.97

Class C (Inception 9/30/08)
Net Asset Value[1]	6.21	4.95
With CDSC[3]	5.21	4.95

Class Y (Inception 9/30/08)
Net Asset Value[1]	7.22	5.97

Comparative Performance
HFRI Fund of Funds Composite Index	5.46%	2.51%
Morningstar Long-Short Fund Avg.	4.13	2.45

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus. The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

7  |

PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 12/31/10
Certificates of Deposit	54.7
Financial Company Commercial Paper	32.7
Time Deposits	3.8
Municipal Debt	1.3
Forward Foreign Currency Contracts	0.4
Futures Contracts	1.1
Other Assets less Liabilities	6.0

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.95%	1.61%
C	2.70	2.36
Y	1.70	1.36

NOTES TO CHARTS

See	page 21 for a description of indexes.

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

4	The since-inception comparative performance figures shown are calculated from 10/1/08.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

|  8

ASG MANAGED FUTURES STRATEGY FUND

Management Discussion

Managers:

Andrew W. Lo

Jeremiah H. Chafkin

AlphaSimplex Group, LLC

(Adviser)

Robert S. Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation.

Strategy:

Seeks to generate positive absolute returns over time by using a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management.

Inception Date:

July 30, 2010

Symbols:

Class A	AMFAX
Class C	ASFCX
Class Y	ASFYX

Market Conditions

The ebb and flow of concerns about European sovereign debt, dispersion in economic growth, and government bond purchases by central banks drove the financial markets early in the five-month period since the fund’s inception on July 30, 2010. After the Federal Reserve formally announced in November that it would purchase Treasury securities to continue to keep interest rates low, the earlier market momentum reversed, as the U.S. dollar rallied and sovereign bond prices generally declined. However, as concerns about European sovereigns abated in December, world equity markets and commodities rebounded, while the U.S. dollar weakened.

Performance Results

For the period from the fund’s inception on July 30, 2010 through December 31, 2010, Class A shares of ASG Managed Futures Strategy Fund returned 13.44% at net asset value. The fund underperformed its benchmark, the FTSE StableRisk Trend Composite Index, which returned 20.32% over the same period.

Explanation of Fund Performance

The difference in performance between the fund and the benchmark was generally due to the fund’s risk management mechanism, which dialed down volatility at launch and towards year-end in response to losses experienced by trend-following strategies. The lower volatility would have helped mitigate the impact of losses had they continued, but at the cost of muting potential gains.

Since the fund’s inception, intermediate-term trend horizons have done a very good job of capturing the momentum in commodities, foreign currencies and bonds, accentuated by the Fed’s asset purchase announcement in August. Almost all our trend models performed well during the fourth quarter, although monthly performance was bumpy, with October and December up strongly and November down 3.2%.

In September, we introduced two additional signals in order to improve diversification within the strategy.

9  |

One signal is based on exchange rate moves across many pairs of currencies. The second involves non-linear statistical techniques for trend detection. Both signals performed in line with expectations.

We continued to scale portfolio positions to keep total portfolio risk at or below its target. As market volatility increases, positions are reduced and as market volatility decreases, positions are increased. The fund’s realized annualized volatility has been consistent with the fund’s risk objectives since inception. The correlation of daily returns was 40% with the S&P 500 Index and 27% with the J.P. Morgan Global Bond Index, underlining the possible diversification benefits of the fund.

Given low interest rates, the fund’s money market allocation contributed only marginally to performance since inception.

Outlook

In 2011, global growth could continue to drive up prices of stocks and commodities. However, monetary tightening, particularly in emerging markets, and fiscal tightening in developed markets could restrain this potential advance. Although most economies are growing, a substantial amount of uncertainty about growth and policy persists. Our disciplined approach to risk management is designed to accommodate rapidly evolving markets. So although these downside risks remain, we enter the new year cautiously optimistic.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  10

ASG MANAGED FUTURES STRATEGY FUND

Investment Results through December 31, 2010

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — December 31, 20105

Since Inception[4]

Class A (Inception 7/30/10)
Net Asset Value[1]	13.44%
With Maximum Sales Charge[2]	6.92

Class C (Inception 7/30/10)
Net Asset Value[1]	13.04
With CDSC[3]	12.04

Class Y (Inception 7/30/10)
Net Asset Value[1]	13.39

Comparative Performance
FTSE StableRisk Trend Composite Index	20.32%
Morningstar Long-Short Fund Avg.	6.45

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

11  |

PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 12/31/10
Certificates of Deposit	47.9
Financial Company Commercial Paper	32.5
Municipal Debt	4.9
Time Deposits	4.8
Forward Foreign Currency Contracts	(0.5)
Futures Contracts	1.2
Other Assets less Liabilities	9.2

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	3.31%	1.72%
C	4.06	2.47
Y	3.06	1.47

NOTES TO CHARTS

See	page 21 for a description of indexes.

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

4	The since-inception comparative performance figures shown are calculated from 8/1/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  12

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND

Management Discussion

Managers:

Matthew J. Eagan, CFA

Kevin Kearns

Todd P. Vandam, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to provide an attractive absolute total return, complemented by prudent management designed to manage risks and protect investor capital.

Strategy:

Seeks to generate positive total returns by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates while employing risk management strategies to mitigate downside risk.

Inception Date:

December 15, 2010

Symbols:

Class A	LABAX
Class B	LABCX
Class Y	LASYX

Market Conditions

Renewed optimism over economic prospects fueled a rise in bond yields and equity prices in the final quarter of 2010. In this environment, corporate bonds held up better than Treasuries as investors embraced a brighter economic outlook. Fears over the possibility of a double-dip recession receded, corporate earnings growth was relatively strong and it was easier for issuers to tap the credit markets, all of which drew investors to higher risk assets.

Performance Results

For the period from the fund’s inception on December 15, 2010 through December 31, 2010, Class A shares of Loomis Sayles Absolute Strategies Fund returned 0.41% at net asset value. The fund outperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.03% for the month of December — the closest comparable time period available.

Explanation of Fund Performance

Since the fund’s inception, we have been building positions in high yield bonds, convertibles and bank loans. At the end of the year, the fund was approximately 50% invested. We plan to continue to deploy cash opportunistically, in an attempt to acquire holdings at attractive levels.

During the brief period since inception, high-yield bonds provided strong performance, particularly in the industrials sector. Performance was driven by strong demand as investors searched for yield amid a low interest-rate environment. Given the steepness of the yield curve, the majority of the fund’s high-yield holdings were in industrial sectors that are expected to benefit from an improving economy, including basic industries, technology and energy.

The fund’s convertibles performed well as equity market performance strengthened and sentiment improved. Certain asset-backed securities offered attractive returns. Commercial mortgage-backed securities (CMBS) provided a yield advantage on a risk-adjusted basis.

13  |

The fund may use a broad range of derivative instruments for both hedging and investment purposes. During the short reporting period, the fund utilized U.S. Treasury futures to manage interest rate risk, and one equity index future was employed to manage risk attributed to convertible bonds. Additionally, the fund utilized forward foreign currency contracts to gain exposure to foreign currencies. The forwards provided mixed results, with Russian ruble and Indonesian rupiah positions contributing positively to performance, while our yen position detracted.

Derivative positions used to hedge market exposures may detract from performance. In many cases, this is an acceptable outcome, as prudent risk management and protection of investor capital are our top priorities. When contemplating the use of derivatives, the portfolio managers consider the relative risks and returns expected of such investments, and their related costs.

Outlook

Within the high-yield universe, we plan to continue to focus on higher-beta cyclical issues in the BB/B quality range. (Higher beta securities involve higher risk but offer higher return potential.) We will look to increase the fund’s bank loan allocation as buying opportunities arise. We believe the sector has the potential to do well in anticipation of higher rates going forward. Looking ahead, we believe that security selection will become increasingly more important as we focus on making opportunistic purchases on a bond-by-bond basis. We will continue to position the portfolio for economic recovery, albeit a slow one, given the steepness of the yield curve.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  14

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND

Investment Results through December 31, 2010

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — December 31, 20105

Since Inception[4]

Class A (Inception 12/15/10)
Net Asset Value[1]	0.41%
With Maximum Sales Charge[2]	-4.10

Class C (Inception 12/15/10)
Net Asset Value[1]	0.31
With CDSC[3]	-0.69

Class Y (Inception 12/15/10)
Net Asset Value[1]	0.41

Comparative Performance
3-Month LIBOR	0.03%
3-Month LIBOR + 300 basis points	0.28
Morningstar Long-Short Fund Avg.	0.79

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

15  |

PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 12/31/10
Bonds and Notes	43.7
Bank Loans	2.8
Preferred Stocks	1.6
Forward Foreign Currency Contracts	(0.0)
Futures Contracts	(0.0)
Short-Term Investments and Other	51.9

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.28%	1.28%
C	2.03%	2.03%
Y	1.03%	1.03%

NOTES TO CHARTS

See	page 21 for a description of indexes.

1	Does not include a sales charge.

2	Includes the maximum sales charge of 4.50%.

3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

4	The since-inception comparative performance figures shown for 3-Month LIBOR and 3-Month LIBOR + 300 basis points are calculated from 12/1/10 given the availability of returns data. The since-inception comparative performance figure shown for the Morningstar Long-Short Fund Average is calculated from 12/15/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  16

LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Management Discussion

Managers:

Kevin Kearns

David Rolley, CFA

Laura Sarlo, CFA

Loomis, Sayles & Company, L.P.

Objective:

Seeks to maximize real returns consistent with prudent investment management.

Strategy:

Seeks to pursue its investment goal primarily through exposure to investments in fixed-income securities, equity securities, currencies and commodity-linked instruments.

Inception Date:

September 30, 2010

Symbols:

Class A:	MARAX
Class B:	MARCX
Class Y:	MARYX

Market Conditions

Renewed optimism over economic prospects fueled a rise in bond yields and equity prices in the final quarter of 2010. In this environment, corporate bonds held up better than Treasuries as investors embraced a brighter economic outlook. Fears over the possibility of a double-dip recession receded, corporate earnings growth was relatively strong and it was easier for issuers to tap the credit markets, all of which drew investors to higher risk assets.

Performance Results

For the period from the fund’s inception on September 30, 2010 through December 31, 2010, Class A shares of Loomis Sayles Multi-Asset Real Return Fund returned 2.10% at net asset value. The fund outperformed its benchmark, the Barclays Capital U.S. TIPS Index, which returned -0.65%.

Explanation of Fund Performance

Since the fund’s inception, we have worked to build a portfolio that includes all asset classes. The investment process takes into account various inflation regimes and climates as well as a careful evaluation of sectors and investment ideas to create what we believe is the most effective portfolio.

Allocations to high-yield corporate bonds bolstered performance during the period, as equity-sensitive assets were buoyed by rising stock prices. The fund is currently heavily allocated towards industrial names with less exposure to financial and utility sectors. The strongest returns for the period came from the basic industry, energy, consumer cyclical and telecommunication sectors. We kept the fund’s duration intentionally low as we expected Treasury rates to move up during the period. They did, and the duration positioning was beneficial to the fund’s return.

In light of renewed optimism regarding economic prospects, which fueled a rally in the equity markets, the fund’s top-performing equity holdings came from the capital goods, basic industry and consumer cyclical industries.

17  |

This same sentiment held true for commodities, as improving economic prospects and loose monetary policy led commodities to continue to rally into the end of the year. Strong performance from specific energy names, coal, and certain metal exposures contributed to the fund’s total return for the period.

During the period, the portfolio utilized a broad range of derivative instruments for both investment and hedging purposes. Commodity futures were used to gain exposure to commodities, such as coal, and forward foreign currency contracts provided exposure to selected foreign currencies. U.S. Treasury futures were also employed as a means of managing interest rate risk and portfolio duration. Credit default swaps were utilized during the period to gain both long and short exposure to individual names, while credit default swap indices were utilized to reduce undesired market exposure. Additionally, we employed equity index puts to protect equity gains within the portfolio. Equity market performance continued to be strong, which caused the hedge to detract from performance. Derivative positions used to hedge market exposures may detract from performance. In many cases, this is an acceptable outcome, as prudent risk management and protection of investor capital are our top priorities. When contemplating the use of derivatives, the managers consider the relative risks and returns expected of such investments, and their related costs.

Outlook

At the end of the period, high-yield bonds accounted for approximately 33% of the fund’s net exposure while equities accounted for 16%. Equity holdings are concentrated in the energy, industrials, materials and consumer staples sectors.

Looking ahead, we plan to focus on identifying and categorizing economic regimes and maintaining a well-diversified portfolio. We remain concerned with debtflation in developed countries and inflation in emerging markets. In our opinion, other than Canada, few countries are demonstrating contained inflation.

Within high-yield, we remain biased towards BB and B quality names, with a focus on higher beta cyclical names and we continue to avoid CCC rated securities. We have started to increase the fund’s allocation to bank loans, given the prospects for rising rates.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

|  18

LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

Investment Results through December 31, 2010

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — December 31, 20105

Since Inception[4]

Class A (Inception 9/30/10)
Net Asset Value[1]	2.10%
With Maximum Sales Charge[2]	-2.49

Class C (Inception 9/30/10)
Net Asset Value[1]	1.88
With CDSC[3]	0.88

Class Y (Inception 9/30/10)
Net Asset Value[1]	2.12

Comparative Performance
Barclays Capital U.S. TIPS Index	-0.65%
CPI + 300 basis points	1.09
Morningstar Conservative Allocation Fund Avg.	3.46

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus. The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

19  |

Fund Composition	% of Net Assets as of 12/31/10
Bonds and Notes	42.6
Common Stocks	17.0
Bank Loans	2.1
Exchange Traded Funds	1.6
Purchased Options	0.5
Preferred Stocks	0.4
Written Options	(0.2)
Credit Default Swap Agreements	(0.1)
Forward Foreign Currency Contracts	(0.2)
Futures Contracts	0.4
Short-Term Investments and Other	35.9

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	3.29%	1.40%
C	4.04	2.15
Y	3.04	1.15

NOTES TO CHARTS

See page 21 for a description of the indexes.

1	Does not include a sales charge.

2	Includes the maximum sales charge of 4.50%.

3	Performance for Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

4	The since-inception comparative performance figures shown are calculated from 10/1/10.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	Before fee waivers and/or expense reimbursements.

7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/12. Contracts are reevaluated on an annual basis.

|  20

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider each Fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3-Month LIBOR +300 basis points is created by adding 3.00% to the annual percentage change of the 3-Month LIBOR.

Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

CPI +300 basis points is created by adding 3.00% to the annual percentage change in the Consumer Price Index (CPI). The Consumer Price Index is an unmanaged index that represents the rate of inflation of U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics.

FTSE StableRisk Trend Composite Index is an unmanaged index based on a transparent trend-following strategy designed to provide long and/or short exposure to various asset classes at a targeted level of volatility.

HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds. Funds included within the index have either at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. The funds do not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the HFRI Index returns reported by the funds may differ from the index returns for the same period published by others.

Morningstar Fund Averages are the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

21  |

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies during the 12-month period ended June 30, 2010 is available on the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

|  22

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from July 1, 2010 through December 31, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During the Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

23  |

ASG DIVERSIFYING STRATEGIES FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,091.30	$9.17
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84
Class C
Actual	$1,000.00	$1,086.70	$13.10
Hypothetical (5% return before expenses)	$1,000.00	$1,012.65	$12.63
Class Y
Actual	$1,000.00	$1,092.00	$7.80
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.74%, 2.49% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2010	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD* 7/1/2010 – 12/31/2010
Class A
Actual	$1,000.00	$1,105.60	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.19
Class C
Actual	$1,000.00	$1,101.50	$12.50
Hypothetical (5% return before expenses)	$1,000.00	$1,013.31	$11.98
Class Y
Actual	$1,000.00	$1,106.20	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.61%, 2.36% and 1.36% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  24

ASG MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2010[1]	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD 7/1/2010[1] – 12/31/2010
Class A
Actual	$1,000.00	$1,134.40	$7.79	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79	*
Class C
Actual	$1,000.00	$1,130.40	$11.10	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,012.75	$12.53	*
Class Y
Actual	$1,000.00	$1,133.90	$6.66	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.47% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on July 30, 2010. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements) and interest expense: 1.73%, 2.47% and 1.48% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (154), divided by 365 (to reflect the partial period).

LOOMIS SAYLES ABSOLUTE STRATEGIES FUND	BEGINNING ACCOUNT VALUE 7/1/2010[1]	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD 7/1/2010[1] – 12/31/2010
Class A
Actual	$1,000.00	$1,004.10	$0.57	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61	*
Class C
Actual	$1,000.00	$1,003.10	$0.90	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41	*
Class Y
Actual	$1,000.00	$1,004.10	$0.46	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on December 15, 2010. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (16), divided by 365 (to reflect the partial period).

25  |

LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND	BEGINNING ACCOUNT VALUE 7/1/2010[1]	ENDING ACCOUNT VALUE 12/31/2010	EXPENSES PAID DURING PERIOD 7/1/2010[1] – 12/31/2010
Class A
Actual	$1,000.00	$1,021.00	$3.44	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	*
Class C
Actual	$1,000.00	$1,018.80	$5.34	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66	*
Class Y
Actual	$1,000.00	$1,021.20	$2.80	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

[1]

Fund commenced operations on September 30, 2010. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Financial Statements): 1.35%, 2.10% and 1.10% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (92), divided by 365 (to reflect the partial period).

|  26

BOARD APPROVAL OF THE INITIAL ADVISORY

AND SUB-ADVISORY AGREEMENTS FOR ASG MANAGED FUTURES STRATEGY FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including a newly formed fund such as the ASG Managed Futures Strategy Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements (together, the “Agreements”) for the Fund at an in-person meeting held on June 4, 2010.

In connection with this review, Fund management and other representatives of the Fund’s adviser, AlphaSimplex Group, LLC (“ASG”), and the Fund’s subadviser, Reich & Tang Asset Management, LLC (“Reich & Tang” and, together with ASG, the “Advisers”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory and sub-advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts advised or sub-advised by the Advisers and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Advisers’ investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Advisers’ performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised or sub-advised by the Advisers as well as information about the Advisers they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Fund, and the resources to be dedicated to the Fund by the Advisers and their respective affiliates. The Trustees considered their experience with other funds advised or sub-advised by the Advisers, as well as the fact

27  |

that both Advisers are affiliates of Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Fund, but also the monitoring and administrative services proposed to be provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Fund under the Agreements seemed consistent with the Fund’s operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Fund and the Advisers. Because the Fund had not yet commenced operations, performance information for the Fund was not considered, although the Board considered the performance of other funds and accounts managed by the Advisers, and also reviewed simulated performance of an account managed in accordance with the Fund’s proposed strategies. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance record and/or other relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers and information about fees charged to other accounts advised or sub-advised by the Advisers. In evaluating the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Advisers’ affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund was subject to an expense cap.

|  28

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and sub-advisory fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means. The Trustees noted that the Fund was subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, including but not limited to the compliance-related resources the Advisers and their respective affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Fund, the benefits to Natixis US, Natixis Advisors and ASG of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

29  |

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR LOOMIS SAYLES ABSOLUTE STRATEGIES FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Loomis Sayles Absolute Strategies Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on November 19, 2010.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts managed by the Adviser and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Adviser’s performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised or sub-advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised or sub-advised by the Adviser, as well as the fact that the Adviser is an affiliate of Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided

|  30

by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered, although the Board considered the performance of other funds and accounts managed by the Adviser. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Adviser’s performance record and/or other relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In evaluating the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund was subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

31  |

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means. The Trustees noted that the Fund was subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, including but not limited to the compliance-related resources the Adviser and its affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, the benefits to Natixis US, Natixis Advisors and the Adviser of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company would benefit from the retention of an affiliated adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  32

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Loomis Sayles Multi-Asset Real Return Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory agreement (the “Agreement”) for the Fund at an in-person meeting held on September 17, 2010.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, (i) information on the proposed advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups of funds and information on fees charged to other accounts managed by the Adviser and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Adviser’s performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. The Trustees also considered the fact that they oversee other funds advised or sub-advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the following:

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund, and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised or sub-advised by the Adviser, as well as the fact that the Adviser is an affiliate of Natixis Global Asset Management, L.P. (“Natixis US”). In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and administrative services proposed to be provided

33  |

by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered, although the Board considered the performance of other funds and accounts managed by the Adviser. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the Adviser’s performance record and/or other relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Adviser and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In evaluating the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Adviser to offer competitive compensation. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund was subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

|  34

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory fees or other means. The Trustees noted that the Fund was subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, including but not limited to the compliance-related resources the Adviser and its affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, the benefits to Natixis US, Natixis Advisors and the Adviser of being able to offer “alternative” products in the Natixis family of funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company would benefit from the retention of an affiliated adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

35  |

Consolidated Portfolio of Investments – as of December 31, 2010

ASG Diversifying Strategies Fund

Principal Amount	Description	Value (†)

Certificates of Deposit — 48.0% of Net Assets
$2,300,000	Standard Chartered Bank (NY), 0.320%, 1/05/2011	$2,300,025
5,000,000	Credit Industriel et Commercial (NY), 0.400%, 1/06/2011	5,000,110
8,000,000	Mizuho Corporate Bank (NY), 0.280%, 1/10/2011	8,000,000
4,200,000	UniCredit Bank AG (NY), 0.620%, 1/12/2011	4,200,366
2,000,000	UniCredit Bank AG (NY), 0.550%, 1/21/2011	2,000,222
500,000	Canadian Imperial Bank of Commerce (NY), 0.291%, 1/24/2011(b)(c)	499,992
700,000	Svenska Handelsbanken (NY), 0.460%, 1/27/2011(b)	700,099
1,700,000	Svenska Handelsbanken (NY), 0.280%, 2/01/2011	1,699,970
4,100,000	Royal Bank of Scotland (CT), 0.250%, 2/02/2011	4,099,963
2,000,000	Westpac Banking Corp. (NY), 0.340%, 2/04/2011(b)	2,000,232
1,500,000	Canadian Imperial Bank of Commerce (NY), 0.306%, 2/07/2011(b)(d)	1,499,934
6,000,000	Dexia Credit Local SA (NY), 0.480%, 2/07/2011	6,001,140
5,000,000	Credit Industriel et Commercial (NY), 0.310%, 2/08/2011	5,000,050
1,500,000	Bank of Nova Scotia (TX), 0.250%, 2/09/2011	1,500,000
6,000,000	Standard Chartered Bank (NY), 0.270%, 2/10/2011	6,000,000
5,000,000	Landesbank Hessen Thueringen Girozentrale, 0.320%, 2/14/2011	5,000,125
10,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.260%, 2/15/2011	10,000,125
10,000,000	Skandinaviska Enskilda Banken (NY), 0.300%, 2/15/2011	10,000,000
1,000,000	KBC Bank NV (NY), 0.625%, 2/22/2011	1,000,478
5,600,000	Svenska Handelsbanken (NY), 0.285%, 3/03/2011	5,599,563
2,550,000	Rabobank Nederland NV (NY), 0.330%, 3/07/2011	2,550,186
5,000,000	Rabobank Nederland NV (NY), 0.260%, 3/15/2011	4,999,690
2,000,000	KBC Bank NV (NY), 0.480%, 3/22/2011	2,000,674
10,000,000	Toronto Dominion Bank, 0.280%, 3/23/2011	10,000,460
2,000,000	Dexia Credit Local SA (NY), 0.530%, 3/28/2011	2,000,966
5,000,000	Landesbank Hessen Thueringen Girozentrale, 0.360%, 3/29/2011	5,000,365
4,500,000	Lloyds TSB Bank PLC (NY), 0.500%, 4/28/2011(b)	4,502,205
5,500,000	Lloyds TSB Bank PLC (NY), 0.450%, 5/27/2011	5,501,117
2,000,000	Svenska Handelsbanken (NY), 0.365%, 6/13/2011	1,999,135
250,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.561%, 6/17/2011(e)	249,951
1,700,000	Dexia Credit Local SA (NY), 0.561%, 6/29/2011(b)(e)	1,699,692

	Total Certificates of Deposit (Identified Cost $122,601,418)	122,606,835

Financial Company Commercial Paper — 30.0%
10,000,000	Societe Generale North America, 0.250%, 1/04/2011(f)	9,999,792
600,000	Nordea North America, Inc., 0.300%, 1/14/2011(b)(f)	599,951
1,400,000	Nordea North America, Inc., 0.440%, 1/14/2011(b)(f)	1,399,887
5,000,000	Santander Central Hispano Finance (DE), 0.500%, 1/25/2011(f)	4,997,960
8,500,000	Bank of Nova Scotia (NY), 0.230%, 2/07/2011(f)	8,497,991
7,600,000	ING (US) Funding LLC, 0.230%, 2/09/2011(b)(f)	7,597,636
4,000,000	ICICI Bank Ltd., (Credit Support: Bank of America) 0.380%, 3/15/2011(f)	3,997,296
10,000,000	GE Capital Corp., 0.240%, 3/16/2011(f)	9,995,630
2,000,000	Nordea North America, Inc., 0.290%, 3/17/2011(f)	1,998,772
10,000,000	European Investment Bank, 0.400%, 3/24/2011(f)	9,993,200
5,000,000	Credit Agricole NA, 0.370%, 4/08/2011(b)(f)	4,995,875
6,000,000	Axis Bank Ltd., (Credit Support: Bank of America) 0.600%, 4/20/2011(b)(f)	5,988,324
6,500,000	Nordea North America, Inc., 0.330%, 5/19/2011(f)	6,491,264

	Total Financial Company Commercial Paper (Identified Cost $76,551,493)	76,553,578

See accompanying notes to financial statements.

|  36

Principal Amount	Description	Value (†)

Municipal Debt — 3.6%
$5,000,000	Johns Hopkins University (The), Series C, 0.250%, 2/14/2011	$5,000,000
1,700,000	Tennessee State School Bond Authority, 0.270%, 2/14/2011	1,700,000
2,500,000	Johns Hopkins University (The), Series C, 0.300%, 2/14/2011	2,500,000

	Total Municipal Debt (Identified Cost $9,200,000)	9,200,000

Time Deposits — 2.4%
6,000,000	Citibank, 0.190%, 1/03/2011 (Identified Cost $6,000,000)	6,000,000

Repurchase Agreements — 0.0%
109,939	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $109,939 on 1/03/2011 collateralized by $115,000 Federal Home Loan Mortgage Corp., 1.250% due 9/30/2013 valued at $115,431 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $109,939)	109,939

	Total Investments — 84.0% (Identified Cost $214,462,850)(a)	214,470,352
	Other assets less liabilities — 16.0%	40,716,730

	Net Assets — 100.0%	$255,187,082

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on short term investments based on a cost of $214,462,850 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$11,990
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,488)

	Net unrealized appreciation	$7,502

	Only short-term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Interest rate changes monthly based upon 1 month Libor +3 BP. The rate shown is the rate in effect at the date of this statement.
(d)	Interest rate changes monthly based upon 1 month Libor +4 BP. The rate shown is the rate in effect at the date of this statement.
(e)	Security payable on demand at par including accrued interest with seven days notice. The interest rate changes monthly based upon 1 month Libor. The spread to 1 month Libor changes each month. The rate shown is the rate in effect at the date of this statement.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.

See accompanying notes to financial statements.

37  |

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation/ (Depreciation)
Buy	03/16/2011	Australian Dollar	35,500,000	$35,992,532	$977,805
Sell	03/16/2011	Australian Dollar	20,200,000	20,480,258	(731,793)
Buy	03/16/2011	British Pound	1,875,000	2,921,709	(37,866)
Buy	03/16/2011	Canadian Dollar	13,100,000	13,154,677	146,760
Sell	03/16/2011	Canadian Dollar	5,500,000	5,522,956	(56,292)
Buy	03/16/2011	Euro	13,125,000	17,534,741	(14,566)
Sell	03/16/2011	Euro	5,875,000	7,848,884	38,756
Sell	03/16/2011	Euro	8,000,000	10,687,842	(63,821)
Buy	03/16/2011	Japanese Yen	1,175,000,000	14,482,844	350,520
Sell	03/16/2011	Japanese Yen	1,575,000,000	19,413,174	(494,287)
Buy	03/16/2011	New Zealand Dollar	26,600,000	20,612,573	640,468
Sell	03/16/2011	New Zealand Dollar	19,800,000	15,343,193	(750,772)
Buy	03/16/2011	Norwegian Krone	56,000,000	9,562,955	177,201
Sell	03/16/2011	Norwegian Krone	48,000,000	8,196,819	(186,714)
Buy	03/16/2011	Swedish Krona	84,000,000	12,457,345	169,132
Sell	03/16/2011	Swedish Krona	36,000,000	5,338,862	(78,148)
Buy	03/16/2011	Swiss Franc	15,125,000	16,190,418	425,045
Sell	03/16/2011	Swiss Franc	21,625,000	23,148,284	(851,764)

Total					$(340,336)

1 Counterparty is UBS.

At December 31, 2010, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	01/21/2011	6	$568,943	$(2,606)
ASX SPI 200	03/17/2011	7	846,623	(6,802)
CAC 40	01/21/2011	69	3,512,538	(54,421)
E-Mini Dow	03/18/2011	5	287,825	3,250
E-Mini NASDAQ 100	03/18/2011	26	1,152,320	650
EURIBOR	03/14/2011	9	2,975,706	451
Euro Dollar	06/13/2011	384	95,577,600	118,550
Euro Schatz	03/08/2011	9	1,310,970	60
Euro STOXX 50	03/18/2011	58	2,165,501	(33,675)
FTSE JSE Top 40	03/17/2011	28	1,224,477	17,980
FTSE MIB	03/18/2011	13	1,754,996	(18,875)
German Euro BOBL	03/08/2011	6	952,354	80
German Euro Bund	03/08/2011	192	32,150,735	76,089
Hang Seng	01/28/2011	33	4,886,656	92,766
IBEX 35	01/21/2011	9	1,177,534	(14,225)
MSCI Taiwan	01/28/2011	27	862,110	12,420
Nikkei 225	03/11/2011	9	1,131,790	(6,651)

See accompanying notes to financial statements.

|  38

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
OMXS30	01/21/2011	109	$1,875,105	$2,836
SGX CNX Nifty	01/27/2011	246	3,032,688	63,222
UK Long Gilt	03/29/2011	39	7,265,574	4,443
10 Year Japan Government Bond	03/10/2011	14	24,246,089	127,602
10 Year U.S. Treasury Note	03/22/2011	285	34,324,687	15,938
30 Year U.S. Treasury Bond	03/22/2011	1	122,125	1,219

Total				$400,301

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
Aluminum	03/16/2011	192	$11,859,600	$639,925
Brent Crude Oil	01/14/2011	45	4,263,750	137,570
Cocoa	03/16/2011	3	91,050	4,350
Coffee	03/21/2011	10	901,875	88,931
Copper	03/16/2011	28	6,730,500	581,875
Copper High Grade	03/29/2011	4	444,700	41,900
Corn	03/14/2011	4	125,800	8,287
Cotton	03/09/2011	3	217,215	12,415
Gas Oil	01/12/2011	50	3,812,500	150,000
Gasoline	01/31/2011	4	408,290	22,130
Gold	02/24/2011	79	11,229,060	367,640
Heating Oil	01/31/2011	43	4,591,575	94,815
KC Wheat	03/14/2011	1	42,550	338
Light Sweet Crude Oil	01/20/2011	26	2,375,880	69,000
Nickel	03/16/2011	61	9,057,768	338,550
Silver	03/29/2011	2	309,370	34,370
Soybean	03/14/2011	15	1,052,250	71,437
Soybean Meal	03/14/2011	15	560,850	37,050
Soybean Oil	03/14/2011	16	560,352	35,328
Sugar	02/28/2011	6	215,846	661
Zinc	03/16/2011	166	10,182,025	757,375

Total				$3,493,947

At December 31, 2010, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Dax	03/18/2011	51	$11,802,101	$197,639
E-Mini S&P 500	03/18/2011	251	15,725,150	(368,343)
FTSE 100	03/18/2011	155	14,241,046	(173,996)
MSCI Singapore	01/28/2011	7	412,794	1,418
Russell 2000 Mini	03/18/2011	15	1,173,450	(1,095)
S&P TSE 60	03/17/2011	2	308,599	644
Sterling	03/16/2011	75	14,499,623	(7,308)
TOPIX	03/11/2011	143	15,781,254	(341,692)

See accompanying notes to financial statements.

39  |

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	03/31/2011	10	$2,189,062	$(5,156)
3 Year Australia Government Bond	03/15/2011	44	4,586,647	(2,494)
5 Year U.S. Treasury Note	03/31/2011	11	1,294,906	773
10 Year Australia Government Bond	03/15/2011	24	2,535,773	(23,626)
10 Year Canada Government Bond	03/22/2011	215	26,501,458	(337,977)

Total				$(1,061,213)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized (Depreciation)
Aluminum	03/16/2011	100	$6,176,875	$(375,000)
Copper	03/16/2011	11	2,644,125	(143,618)
Natural Gas	01/27/2011	21	925,050	(50,900)
Nickel	03/16/2011	27	4,009,176	(32,400)
Zinc	03/16/2011	89	5,459,038	(435,544)

Total				$(1,037,462)

2 Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2010 (Unaudited)

Certificates of Deposit	48.0%
Financial Company Commercial Paper	30.0
Municipal Debt	3.6
Time Deposits	2.4
Repurchase Agreements	0.0

Total Investments	84.0
Other assets less liabilities (including open forward foreign currency and futures contracts)	16.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Consolidated Portfolio of Investments – as of December 31, 2010

ASG Global Alternatives Fund

Principal Amount	Description	Value (†)

Certificates of Deposit — 54.7% of Net Assets
$18,400,000	Standard Chartered Bank (NY), 0.320%, 1/05/2011	$18,400,202
20,000,000	Credit Industriel et Commercial (NY), 0.400%, 1/06/2011	20,000,440
20,000,000	Mizuho Corporate Bank (NY), 0.280%, 1/10/2011	20,000,000
12,500,000	UniCredit Bank AG (NY), 0.620%, 1/12/2011	12,501,088
10,000,000	UniCredit Bank AG (NY), 0.550%, 1/21/2011	10,001,110
12,000,000	Canadian Imperial Bank of Commerce (NY), 0.291%, 1/24/2011(b)(c)	11,999,808
7,000,000	Svenska Handelsbanken (NY), 0.460%, 1/27/2011	7,000,994
2,500,000	Svenska Handelsbanken (NY), 0.280%, 2/01/2011	2,499,955
1,400,000	Royal Bank of Scotland (CT), 0.250%, 2/02/2011	1,399,987
18,000,000	Westpac Banking Corp. (NY), 0.340%, 2/04/2011	18,002,088
6,000,000	Canadian Imperial Bank of Commerce (NY), 0.306%, 2/07/2011(b)(d)	5,999,736
10,000,000	Dexia Credit Local SA (NY), 0.480%, 2/07/2011	10,001,900
5,000,000	Credit Industriel et Commercial (NY), 0.310%, 2/08/2011	5,000,050
15,000,000	Bank of Nova Scotia (TX), 0.250%, 2/09/2011	15,000,000
6,600,000	Standard Chartered Bank (NY), 0.270%, 2/10/2011	6,600,000
15,000,000	Landesbank Hessen Thueringen Girozentrale, 0.320%, 2/14/2011	15,000,375
25,000,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.260%, 2/15/2011	25,000,312
25,000,000	Skandinaviska Enskilda Banken (NY), 0.300%, 2/15/2011	25,000,000
1,500,000	KBC Bank NV (NY), 0.625%, 2/22/2011	1,500,717
6,000,000	Svenska Handelsbanken (NY), 0.285%, 3/03/2011	5,999,532
10,600,000	Rabobank Nederland NV (NY), 0.260%, 3/15/2011	10,599,343
20,000,000	Toronto Dominion Bank, 0.280%, 3/23/2011	20,000,920
5,000,000	Dexia Credit Local SA (NY), 0.530%, 3/28/2011	5,002,415
10,000,000	Landesbank Hessen Thueringen Girozentrale, 0.360%, 3/29/2011	10,000,730
20,000,000	Lloyds TSB Bank PLC (NY), 0.500%, 4/28/2011	20,009,800
5,000,000	Lloyds TSB Bank PLC (NY), 0.450%, 5/27/2011	5,001,015
10,000,000	Svenska Handelsbanken (NY), 0.365%, 6/13/2011	9,995,680
8,750,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.561%, 6/17/2011(e)	8,750,000
10,000,000	Dexia Credit Local SA (NY), 0.561%, 6/29/2011(b)(e)	9,998,190

	Total Certificates of Deposit (Identified Cost $336,253,755)	336,266,387

Financial Company Commercial Paper — 32.7%
27,000,000	Societe Generale North America, 0.250%, 1/04/2011(f)	26,999,437
8,000,000	Nordea North America, Inc., 0.440%, 1/14/2011(b)(f)	7,999,352
22,600,000	Santander Central Hispano Finance (DE), 0.500%, 1/25/2011(f)	22,590,779
20,500,000	ING (US) Funding LLC, 0.230%, 2/09/2011(f)	20,493,625
15,000,000	Rabobank USA Financial Corp., 0.270%, 3/10/2011(f)	14,994,540
10,000,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.380%, 3/15/2011(b)(f)	9,993,240
25,000,000	GE Capital Corp., 0.240%, 3/16/2011(f)	24,989,075
13,000,000	Nordea North America, Inc., 0.290%, 3/17/2011(f)	12,992,018
25,000,000	European Investment Bank, 0.400%, 3/24/2011(f)	24,983,000
15,000,000	Credit Agricole NA, 0.370%, 4/08/2011(f)	14,987,625
15,000,000	Axis Bank Ltd., (Credit Support: Bank of America), 0.600%, 4/20/2011(b)(f)	14,970,810
5,000,000	Nordea North America, Inc., 0.330%, 5/19/2011(f)	4,993,280

	Total Financial Company Commercial Paper (Identified Cost $200,978,675)	200,986,781

See accompanying notes to financial statements.

41  |

Principal Amount	Description	Value (†)

Time Deposits — 3.8%
$23,300,000	Citibank, 0.190%, 1/03/2011 (Identified Cost $23,300,000)	$23,300,000

Municipal Debt — 1.3%
7,600,000	Johns Hopkins University (The), Series C, 0.250%, 2/14/2011 (Identified Cost $7,600,000)	7,600,000

	Total Investments — 92.5% (Identified Cost $568,132,430)(a)	568,153,168
	Other assets less liabilities — 7.5%	46,226,998

	Net Assets — 100.0%	$614,380,166

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on short term investments based on a cost of $568,132,430 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$34,372
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,634)

	Net unrealized appreciation	$20,738

	Only short-term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Interest rate changes monthly based upon 1 month Libor +3 BP. The rate shown is the rate in effect at the date of this statement.
(d)	Interest rate changes monthly based upon 1 month Libor +4 BP. The rate shown is the rate in effect at the date of this statement.
(e)	Security payable on demand at par including accrued interest with seven days notice. The interest rate changes monthly based upon 1 month Libor. The spread to 1 month Libor changes each month. The rate shown is the rate in effect at the date of this statement.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	03/16/2011	Australian Dollar	36,700,000	$37,209,181	$1,014,464
Buy	03/16/2011	British Pound	1,687,500	2,629,539	(34,079)
Buy	03/16/2011	Canadian Dollar	21,800,000	21,890,989	270,114
Buy	03/16/2011	Euro	2,375,000	3,172,953	41,526
Buy	03/16/2011	Euro	7,750,000	10,353,847	(8,601)
Buy	03/16/2011	Japanese Yen	2,575,000,000	31,738,999	717,221
Buy	03/16/2011	Swedish Krona	52,000,000	7,711,690	108,385
Buy	03/16/2011	Swiss Franc	4,875,000	5,218,399	215,243

Total					$2,324,273

1 Counterparty is UBS.

See accompanying notes to financial statements.

|  42

At December 31, 2010, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
DAX	03/18/2011	96	$22,215,719	$(377,605)
Euro Dollar	06/13/2011	1,171	291,461,900	388,950
FTSE 100	03/18/2011	757	69,551,431	654,861
German Euro Bund	03/08/2011	425	71,166,991	(222,601)
Hang Seng	01/28/2011	175	25,914,085	482,181
S&P 500 E Mini	03/18/2011	681	42,664,650	827,710
TOPIX	03/11/2011	293	32,335,017	550,129
UK Long Gilt	03/29/2011	184	34,278,605	(106,564)
10 Year Japan Government Bond	03/10/2011	67	116,034,856	644,537
10 Year U.S. Treasury Note	03/22/2011	456	54,919,500	(1,292,070)

Total				$1,549,528

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
Aluminum	03/16/2011	307	$18,963,006	$1,032,400
Brent Crude Oil	01/14/2011	87	8,243,250	222,450
Copper	03/16/2011	48	11,538,000	877,000
Gas Oil	01/12/2011	99	7,548,750	201,000
Gold	02/24/2011	281	39,941,340	1,248,510
Heating Oil	01/31/2011	106	11,318,765	200,189
Light Sweet Crude Oil	01/20/2011	46	4,203,480	118,810
Nickel	03/16/2011	100	14,848,800	495,828
Zinc	03/16/2011	247	15,150,363	1,060,975

Total				$5,457,162

At December 31, 2010, open futures contracts sold were as follows:

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized (Depreciation)
Natural Gas	01/27/2011	73	$3,215,650	$(164,260)

2 Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Investment Summary at December 31, 2010 (Unaudited)

Certificates of Deposit	54.7%
Financial Company Commercial Paper	32.7
Time Deposits	3.8
Municipal Debt	1.3

Total Investments	92.5
Other assets less liabilities (including open forward foreign currency and futures contracts)	7.5

Net Assets	100.0%

See accompanying notes to financial statements.

43  |

Principal Amount	Description	Value (†)

Certificates of Deposit — 47.9% of Net Assets
$1,100,000	Standard Chartered Bank (NY), 0.320%, 1/05/2011	$1,100,012
1,100,000	Credit Industriel et Commercial (NY), 0.400%, 1/06/2011	1,100,024
2,000,000	Mizuho Corporate Bank (NY), 0.280%, 1/10/2011	2,000,000
1,200,000	UniCredit Bank AG (NY), 0.620%, 1/12/2011(b)	1,200,105
300,000	UniCredit Bank AG (NY), 0.550%, 1/21/2011	300,033
300,000	Svenska Handelsbanken (NY), 0.280%, 2/01/2011	299,995
900,000	Westpac Banking Corp. (NY), 0.340%, 2/04/2011(b)	900,104
900,000	Canadian Imperial Bank of Commerce (NY), 0.306%, 2/07/2011(b)(c)	899,960
2,200,000	Dexia Credit Local SA (NY), 0.480%, 2/07/2011	2,200,418
1,000,000	Credit Industriel et Commercial (NY), 0.310%, 2/08/2011	1,000,010
900,000	Bank of Nova Scotia (TX), 0.250%, 2/09/2011	900,000
1,000,000	Standard Chartered Bank (NY), 0.270%, 2/10/2011	1,000,000
2,200,000	Landesbank Hessen Thueringen Girozentrale, 0.320%, 2/14/2011	2,200,055
2,500,000	Bank of Tokyo-Mitsubishi UFJ (NY), 0.260%, 2/15/2011	2,500,031
2,200,000	Skandinaviska Enskilda Banken (NY), 0.300%, 2/15/2011	2,200,000
500,000	KBC Bank NV (NY), 0.625%, 2/22/2011	500,239
800,000	Svenska Handelsbanken (NY), 0.285%, 3/03/2011(b)	799,938
200,000	Rabobank Nederland NV (NY), 0.330%, 3/07/2011	200,015
900,000	Rabobank Nederland NV (NY), 0.260%, 3/15/2011	899,944
2,400,000	Toronto Dominion Bank, 0.280%, 3/23/2011	2,400,111
300,000	Landesbank Hessen Thueringen Girozentrale, 0.360%, 3/29/2011	300,022
500,000	Lloyds TSB Bank PLC (NY), 0.500%, 4/28/2011(b)	500,245
1,700,000	Lloyds TSB Bank PLC (NY), 0.450%, 5/27/2011	1,700,345
1,000,000	Svenska Handelsbanken (NY), 0.365%, 6/13/2011	999,568

	Total Certificates of Deposit (Identified Cost $28,100,288)	28,101,174

Financial Company Commercial Paper — 32.5%
2,500,000	Societe Generale North America, 0.250%, 1/04/2011(d)	2,499,948
900,000	Nordea North America, Inc., 0.300%, 1/14/2011(b)(d)	899,927
1,000,000	Santander Central Hispano Finance (DE), 0.500%, 1/25/2011(d)	999,592
1,500,000	Bank of Nova Scotia (NY), 0.230%, 2/07/2011(d)	1,499,753
2,000,000	ING (US) Funding LLC, 0.230%, 2/09/2011(d)	1,999,378
1,400,000	Rabobank USA Financial Corp., 0.270%, 3/10/2011(d)	1,399,490
800,000	ICICI Bank Ltd., (Credit Support: Bank of America), 0.380%, 3/15/2011(d)	799,459
2,200,000	GE Capital Corp., 0.240%, 3/16/2011(b)(d)	2,199,039
900,000	Nordea North America, Inc., 0.290%, 3/17/2011(d)	899,447
2,500,000	European Investment Bank, 0.400%, 3/24/2011(d)	2,498,300
1,200,000	Credit Agricole NA, 0.370%, 4/08/2011(d)	1,199,010
1,500,000	Axis Bank Ltd., (Credit Support: Bank of America), 0.600%, 4/20/2011(d)	1,497,081
700,000	Nordea North America, Inc., 0.330%, 5/19/2011(d)	699,059

	Total Financial Company Commercial Paper (Identified Cost $19,088,620)	19,089,483

Municipal Debt — 4.9%
1,100,000	Johns Hopkins University (The), Series C, 0.250%, 2/14/2011(b)	1,100,000
900,000	Tennessee State School Bond Authority, 0.270%, 2/14/2011	900,000
900,000	Johns Hopkins University (The), Series C, 0.300%, 2/14/2011(b)	900,000

	Total Municipal Debt (Identified Cost $2,900,000)	2,900,000

See accompanying notes to financial statements.

|  44

Principal Amount	Description	Value (†)

Time Deposits — 4.8%
$800,000	Commerzbank AG, 0.180%, 1/03/2011	$800,000
2,000,000	Citibank, 0.190%, 1/03/2011	2,000,000

	Total Time Deposits (Identified Cost $2,800,000)	2,800,000

	Total Investments — 90.1% (Identified Cost $52,888,908)(a)	52,890,657
	Other assets less liabilities — 9.9%	5,779,651

	Net Assets — 100.0%	$58,670,308

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on short term investments based on a cost of $52,888,908 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,855
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,106)

	Net unrealized appreciation	$1,749

	Only short term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(c)	Interest rate changes monthly based upon 1 month Libor +4 BP. The rate shown is the rate in effect at the date of this statement.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation/ (Depreciation)
Buy	03/16/2011	Australian Dollar	9,100,000	$9,226,255	$334,599
Sell	03/16/2011	Australian Dollar	5,300,000	5,373,533	(172,883)
Buy	03/16/2011	British Pound	3,687,500	5,746,029	(74,469)
Sell	03/16/2011	British Pound	1,687,500	2,629,539	(13,671)
Buy	03/16/2011	Canadian Dollar	6,000,000	6,025,043	67,218
Sell	03/16/2011	Canadian Dollar	3,100,000	3,112,939	(31,728)
Buy	03/16/2011	Euro	875,000	1,168,983	(971)
Sell	03/16/2011	Euro	2,625,000	3,506,948	(35,240)
Buy	03/16/2011	Japanese Yen	287,500,000	3,543,675	111,138
Sell	03/16/2011	Japanese Yen	712,500,000	8,782,150	(209,728)
Buy	03/16/2011	New Zealand Dollar	14,400,000	11,158,686	322,475
Sell	03/16/2011	New Zealand Dollar	12,000,000	9,298,905	(399,245)

See accompanying notes to financial statements.

45  |

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation/ (Depreciation)
Buy	03/16/2011	Norwegian Krone	16,000,000	$2,732,273	$59,963
Buy	03/16/2011	Norwegian Krone	4,000,000	683,068	(798)
Sell	03/16/2011	Norwegian Krone	16,000,000	2,732,273	(44,184)
Buy	03/16/2011	Swedish Krona	72,000,000	10,677,724	146,071
Sell	03/16/2011	Swedish Krona	46,000,000	6,821,879	(167,612)
Buy	03/16/2011	Swiss Franc	8,125,000	8,697,332	211,866
Sell	03/16/2011	Swiss Franc	8,125,000	8,697,332	(407,787)

Total					$(304,986)

1 Counterparty is UBS.

At December 31, 2010, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
AEX	01/21/2011	9	$853,414	$9,742
ASX SPI 200	03/17/2011	9	1,088,515	(10,126)
CAC 40	01/21/2011	10	509,063	(9,822)
DAX	03/18/2011	4	925,655	(15,568)
E-Mini Dow	03/18/2011	14	805,910	15,050
E-Mini NASDAQ 100	03/18/2011	24	1,063,680	8,184
EURIBOR	03/14/2011	126	41,659,885	53,318
Euro Dollar	06/13/2011	112	27,876,800	42,000
Euro Schatz	03/08/2011	18	2,621,941	(3,848)
Euro STOXX 50	03/18/2011	21	784,061	(13,470)
FTSE 100	03/18/2011	7	643,144	7,749
FTSE JSE Top 40	03/17/2011	16	699,701	10,274
German Euro BOBL	03/08/2011	3	476,177	(2,004)
Hang Seng	01/28/2011	3	444,241	8,433
MSCI Singapore	01/28/2011	10	589,707	7,324
MSCI Taiwan	01/28/2011	36	1,149,480	16,560
Nikkei 225	03/11/2011	4	503,018	(985)
OMXS30	01/21/2011	60	1,032,168	1,809
Russell 2000 Mini	03/18/2011	13	1,016,990	23,335
S&P 500 E Mini	03/18/2011	10	626,500	11,260
S&P TSE 60	03/17/2011	8	1,234,396	14,756
SGX CNX Nifty	01/27/2011	40	493,120	10,280
Sterling	03/16/2011	225	43,498,868	2,845
TOPIX	03/11/2011	2	220,717	4,853
UK Long Gilt	03/29/2011	1	186,297	(1,793)
10 Year Canada Government Bond	03/22/2011	3	369,788	845
10 Year Japan Government Bond	03/10/2011	1	1,731,863	11,085

Total				$202,086

See accompanying notes to financial statements.

|  46

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	03/16/2011	5	$308,844	$18,444
Brent Crude Oil	01/14/2011	5	473,750	16,600
Cocoa	03/16/2011	2	60,700	—
Coffee	03/21/2011	2	180,375	18,000
Copper	03/16/2011	2	480,750	41,562
Copper High Grade	03/29/2011	4	444,700	47,200
Corn	03/14/2011	9	283,050	33,975
Cotton	03/09/2011	3	217,215	(395)
Gas Oil	01/12/2011	7	533,750	21,000
Gasoline	01/31/2011	3	306,218	16,884
Gold	02/24/2011	7	994,980	32,620
Heating Oil	01/31/2011	3	320,342	6,741
KC Wheat	03/14/2011	4	170,200	12,100
Light Sweet Crude Oil	01/20/2011	4	365,520	10,640
Live Cattle	02/28/2011	15	650,100	39,150
Nickel	03/16/2011	4	593,952	22,200
Silver	03/29/2011	2	309,370	34,370
Soybean	03/14/2011	3	210,450	14,288
Soybean Meal	03/14/2011	6	224,340	14,820
Soybean Oil	03/14/2011	7	245,154	15,498
Sugar	02/28/2011	6	215,846	59,606
Wheat	03/14/2011	7	277,988	36,400
Zinc	03/16/2011	9	552,037	28,338

Total				$540,041

At December 31, 2010, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	03/31/2011	1	$218,906	$(156)
3 Year Australia Government Bond	03/15/2011	2	208,484	57
10 Year Australia Government Bond	03/15/2011	5	528,286	(3,550)

Total				$(3,649)

Commodity Futures[2]	Expiration Date	Contracts	Notional Value	Unrealized (Depreciation)
Nickel	03/16/2011	2	$296,976	$(2,400)
Zinc	03/16/2011	5	306,688	(24,044)

Total				$(26,444)

2 Commodity futures are held by ASG Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

47  |

Investment Summary at December 31, 2010 (Unaudited)

Certificates of Deposit	47.9%
Financial Company Commercial Paper	32.5
Municipal Debt	4.9
Time Deposits	4.8

Total Investments	90.1
Other assets less liabilities (including open forward foreign currency and futures contracts)	9.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2010

Loomis Sayles Absolute Strategies Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 43.7% of Net Assets
Non-Convertible Bonds — 39.2%
	ABS Home Equity — 0.9%
$376,227	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.551%, 11/25/2045(b)	$252,338

	Airlines — 0.9%
264,660	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	264,660

	Banking — 0.4%
125,000	Merrill Lynch & Co., Inc., 7.750%, 5/14/2038	129,729

	Chemicals — 0.9%
250,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	267,187

	Collateralized Mortgage Obligation — 0.4%
188,134	Countrywide Alternative Loan Trust, Series 2005-24, Class 4A1, 0.491%, 7/20/2035(b)	119,433

	Commercial Mortgage-Backed Securities — 1.3%
130,000	Extended Stay America Trust, Series 2010-ESHA, Class D, 5.498%, 11/05/2027, 144A	127,988
250,000	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.808%, 8/10/2045(b)	261,353

		389,341

	Construction Machinery — 0.9%
250,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 9.500%, 12/01/2014	262,500

	Electric — 3.6%
250,000	Edison Mission Energy, 7.500%, 6/15/2013	245,000
250,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	213,109
350,000	EDP Finance BV, 5.375%, 11/02/2012, 144A	354,563
250,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020	257,818

		1,070,490

	Gaming — 2.5%
250,000	MGM Resorts International, 6.750%, 9/01/2012	248,750
250,000	MGM Resorts International, 6.750%, 4/01/2013	248,500
250,000	MGM Resorts International, 7.500%, 6/01/2016	233,750

		731,000

	Healthcare — 3.7%
250,000	Biomet, Inc., 10.000%, 10/15/2017	273,125
250,000	Biomet, Inc., 11.625%, 10/15/2017	276,250
250,000	HCA, Inc., 8.500%, 4/15/2019	273,750
250,000	HCA, Inc., 9.250%, 11/15/2016	266,719

		1,089,844

	Home Construction — 0.4%
125,000	Lennar Corp., 6.950%, 6/01/2018	118,750

See accompanying notes to financial statements.

49  |

Principal Amount (‡)	Description	Value (†)

	Hybrid ARMs — 3.4%
$726,300	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.471%, 5/25/2035(b)	$480,693
300,899	Countrywide Alternative Loan Trust, Series 2005-17, Class 2A1, 0.501%, 7/25/2035(b)	182,459
273,649	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 0.611%, 1/19/2035(b)	180,116
243,962	Harborview Mortgage Loan Trust, Series 2005-14, Class 2A1A, 3.036%, 12/19/2035(b)	175,450

		1,018,718

	Independent Energy — 0.8%
250,000	Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	251,250

	Life Insurance — 0.4%
120,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	127,777

	Media Cable — 3.7%
545,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 8.000%, 4/30/2012, 144A	572,250
500,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	532,500

		1,104,750

	Media Non-Cable — 1.8%
250,000	Intelsat SA, 6.500%, 11/01/2013	260,000
250,000	Intelsat SA, 11.250%, 2/04/2017	272,500

		532,500

	Non-Captive Consumer — 2.6%
250,000	American General Finance Corp., 3.250%, 1/16/2013, (EUR)	290,807
500,000	American General Finance Corp., Series J, MTN, 5.200%, 12/15/2011	485,625

		776,432

	Non-Captive Diversified — 1.7%
500,000	CIT Group, Inc., 7.000%, 5/01/2014	505,000

	Oil Field Services — 1.4%
157,000	Parker Drilling Co., 9.125%, 4/01/2018	164,065
250,000	Pride International, Inc., 6.875%, 8/15/2020	259,375

		423,440

	Restaurants — 0.9%
250,000	Wendy’s/Arby’s Restaurants LLC, 10.000%, 7/15/2016	271,250

	Supranational — 0.9%
7,850,000	International Bank for Reconstruction & Development, Series GDIF, 6.250%, 5/28/2013, (RUB)	263,858

	Technology — 0.9%
250,000	SunGard Data Systems, Inc., 10.250%, 8/15/2015	262,813

	Treasuries — 0.8%
2,000,000,000	Indonesia Treasury Bond, 8.250%, 7/15/2021, (IDR)	226,879

See accompanying notes to financial statements.

|  50

Principal Amount (‡)	Description	Value (†)

	Wireless — 1.7%
$250,000	Clearwire Corp., 12.000%, 12/01/2015, 144A	$269,375
250,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	245,625

		515,000

	Wirelines — 2.3%
465,000	Qwest Corp., 7.200%, 11/10/2026	453,375
250,000	Telecom Italia Capital SA, 7.200%, 7/18/2036	234,765

		688,140

	Total Non-Convertible Bonds (Identified Cost $11,540,990)	11,663,079

Convertible Bonds — 4.5%
	Automotive — 0.5%
65,000	Ford Motor Co., 4.250%, 11/15/2016	129,919

	Diversified Manufacturing — 0.4%
85,000	EMC Corp., Series B, 1.750%, 12/01/2013	128,031

	Healthcare — 0.9%
125,000	Hologic, Inc., (Step to Zero Coupon on 12/15/2016), 2.000%, 12/15/2037(c)	130,625
115,000	Omnicare, Inc., 3.750%, 12/15/2025	128,225

		258,850

	Metals & Mining — 1.0%
100,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015	133,750
125,000	Peabody Energy Corp., 4.750%, 12/15/2066	161,719

		295,469

	Pharmaceuticals — 0.4%
125,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	126,406

	Technology — 1.3%
125,000	Intel Corp., 3.250%, 8/01/2039	149,844
125,000	Micron Technology, Inc., 1.875%, 6/01/2014	118,125
115,000	SanDisk Corp., 1.500%, 8/15/2017	129,806

		397,775

	Total Convertible Bonds (Identified Cost $1,329,551)	1,336,450

	Total Bonds and Notes (Identified Cost $12,870,541)	12,999,529

Bank Loans — 2.8%
	Retailers — 0.8%
250,000	Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 12/22/2017(d)	249,270

	Oil Field Services — 0.8%
250,000	CCS Income Trust, Tranche B Term Loan, 11/14/2014(d)	224,063

	Consumer Cyclical Services — 0.6%
187,500	Language Line, LLC, New Term Loan B, 6.250%, 6/20/2016(e)	188,906

	Industrial Other — 0.4%
109,000	Advantage Sales & Marketing, Inc., Term Loan B, 5.250%, 12/18/2017(e)	109,205

See accompanying notes to financial statements.

51  |

Principal Amount (‡)	Description	Value (†)

	Wireless — 0.2%
$65,000	Syniverse Technologies, Inc., Term Loan B, 12/21/2017(d)	$65,731

	Total Bank Loans (Identified Cost $832,185)	837,175

Shares
Preferred Stocks — 1.6%
Non-Convertible Preferred Stock — 0.9%
	Banking — 0.9%
275	Ally Financial, Inc., Series G, 7.000%, 144A (Identified Cost $255,063)	259,901

Convertible Preferred Stocks — 0.7%
	Automobiles — 0.3%
1,400	General Motors Co., Series B, 4.750%	75,754

	Oil, Gas & Consumable Fuels — 0.4%
1,945	Apache Corp., Series D, 6.000%	128,876

	Total Convertible Preferred Stocks (Identified Cost $197,982)	204,630

	Total Preferred Stocks (Identified Cost $453,045)	464,531

Principal Amount (‡)
Short-Term Investments — 50.6%
14,234,753	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $14,234,753 on 1/03/2011 collateralized by $14,200,000 U.S. Treasury Note, 1.750% due 03/31/2014 valued at $14,519,500 including accrued interest (Note 2 of Notes to Financial Statements)(f)	14,234,753
850,000	U.S. Treasury Bill, 0.099% - 0.133%, 3/31/2011(f)(g)(h)(i)	849,743

	Total Short-Term Investments (Identified Cost $15,084,508)	15,084,496

	Total Investments — 98.7% (Identified Cost $29,240,279)(a)	29,385,731
	Other assets less liabilities — 1.3%	400,443

	Net Assets — 100.0%	$29,786,174

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $29,242,004 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$163,029
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(19,302)

	Net unrealized appreciation	$143,727

(b)	Variable rate security. Rate as of December 31, 2010 is disclosed.
(c)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(d)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(e)	Variable rate security. Rate shown represents the weighted average rate at December 31, 2010.

See accompanying notes to financial statements.

|  52

(f)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(i)	A portion of this security has been pledged as initial margin for open futures contracts.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $2,048,436 or 6.9% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
MTN	Medium Term Note
EUR	Euro
IDR	Indonesian Rupiah
RUB	New Russian Ruble

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell[1]	Delivery Date	Currency	Units	Notional Value	Unrealized Depreciation
Sell	01/20/2011	Euro	225,000	$300,659	$(3,669)
Sell	01/11/2011	Japanese Yen	21,000,000	258,669	(9,189)

Total					$(12,858)

At December 31, 2010, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver(1) /Units of Currency		Receive/ In Exchange For		Unrealized Depreciation
01/07/2011	Japanese Yen	20,988,800	Canadian Dollar	250,000	$(7,101)

1 Counterparty is Credit Suisse.

At December 31, 2010, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
10 Year U.S. Treasury Note	03/22/2011	33	$3,974,438	$27,096

See accompanying notes to financial statements.

53  |

At December 31, 2010, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
IBEX 35	01/21/2011	1	$130,837	$3,297
Ultra Long U.S. Treasury Bond	03/22/2011	13	1,652,219	(33,743)

Total				$(30,446)

Industry Summary at December 31, 2010 (Unaudited)

Healthcare	4.6%
Media Cable	3.7
Electric	3.6
Hybrid ARMs	3.4
Non-Captive Consumer	2.6
Gaming	2.5
Wirelines	2.3
Technology	2.2
Oil Field Services	2.2
Other Investments, less than 2% each	21.0
Short-Term Investments	50.6

Total Investments	98.7
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2010

Loomis Sayles Multi-Asset Real Return Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 42.6% of Net Assets
	ABS Home Equity — 0.9%
$478,240	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.288%, 8/25/2046(b)	$255,223

	Aerospace & Defense — 0.4%
110,000	BE Aerospace, Inc., 6.875%, 10/01/2020	113,575

	Airlines — 0.9%
250,000	Continental Airlines, Inc., 6.750%, 9/15/2015, 144A	257,500

	Banking — 1.8%
500,000	Merrill Lynch & Co., Inc., 7.750%, 5/14/2038	518,914

	Building Materials — 1.6%
120,000	Associated Materials LLC, 9.125%, 11/01/2017, 144A	125,400
250,000	CRH PLC, 5.750%, 1/15/2021	247,152
80,000	Interface, Inc., 7.625%, 12/01/2018, 144A	82,600

		455,152

	Chemicals — 1.0%
270,000	PolyOne Corp., 7.375%, 9/15/2020	279,788

	Construction Machinery — 1.9%
125,000	Case New Holland, Inc., 7.875%, 12/01/2017, 144A	136,563
180,000	Odebrecht Finance Ltd., 7.000%, 4/21/2020, 144A	193,500
100,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 10.250%, 11/15/2019	111,500
100,000	United Rentals North America, Inc., 9.250%, 12/15/2019	111,250

		552,813

	Consumer Cyclical Services — 0.9%
245,000	Expedia, Inc., 5.950%, 8/15/2020	246,225

	Electric — 1.6%
250,000	Calpine Corp., 7.500%, 2/15/2021, 144A	246,250
110,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.000%, 12/01/2020	113,440
100,000	Nisource Finance Corp., 6.250%, 12/15/2040	101,658

		461,348

	Entertainment — 0.4%
125,000	AMC Entertainment Holdings, Inc., 9.750%, 12/01/2020, 144A	130,000

	Food & Beverage — 0.7%
185,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	191,475

	Gaming — 1.4%
175,000	Harrah’s Operating Co., Inc., 10.000%, 12/15/2015	173,250
100,000	Harrah’s Operating Co., Inc., 11.250%, 6/01/2017	112,500
100,000	MGM Resorts International, 10.375%, 5/15/2014	112,250

		398,000

	Government Owned — No Guarantee — 0.7%
200,000	Qtel International Finance Ltd., 4.750%, 2/16/2021, 144A	190,814

See accompanying notes to financial statements.

55  |

Principal Amount (‡)	Description	Value (†)

	Healthcare — 2.2%
$240,000	Biomet, Inc., 11.625%, 10/15/2017	$265,200
110,000	HCA, Inc., 7.500%, 11/06/2033	101,200
245,000	Omnicare, Inc., 7.750%, 6/01/2020	252,350

		618,750

	Home Construction — 1.3%
125,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019, 144A	118,750
266,000	Lennar Corp., Series B, 6.500%, 4/15/2016	259,350

		378,100

	Independent Energy — 2.5%
240,000	Anadarko Petroleum Corp., 7.950%, 6/15/2039	277,209
160,000	Concho Resources, Inc., 7.000%, 1/15/2021	164,000
215,000	Williams Cos., Inc. (The), 8.750%, 3/15/2032	263,039

		704,248

	Industrial Other — 0.5%
145,000	Interline Brands, Inc., 7.000%, 11/15/2018, 144A	147,175

	Integrated Energy — 1.8%
250,000	BP AMI Leasing, Inc., 5.523%, 5/08/2019, 144A	264,564
250,000	Reliance Holdings USA, Inc., 4.500%, 10/19/2020, 144A	238,538

		503,102

	Life Insurance — 0.5%
150,000	American International Group, Inc., 6.400%, 12/15/2020	157,381

	Lodging — 1.0%
260,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	285,830

	Media Non-Cable — 0.9%
250,000	Intelsat SA, 11.250%, 2/04/2017	272,500

	Metals & Mining — 1.0%
270,000	United States Steel Corp., 7.000%, 2/01/2018	274,050

	Non-Captive Consumer — 1.2%
270,000	American General Finance Corp., Series H, MTN, 5.375%, 10/01/2012	255,150
100,000	Residential Capital LLC, 9.625%, 5/15/2015	101,000

		356,150

	Non-Captive Diversified — 4.3%
120,000	Aircastle Ltd., 9.750%, 8/01/2018	131,100
235,000	Ally Financial, Inc., 8.000%, 11/01/2031	253,213
250,000	CIT Group, Inc., 7.000%, 5/01/2017	250,625
50,000	International Lease Finance Corp., 8.250%, 12/15/2020	51,500
260,000	International Lease Finance Corp., 8.625%, 9/15/2015, 144A	279,500
250,000	TNK-BP Finance SA, 6.625%, 3/20/2017, 144A	265,625

		1,231,563

	Oil Field Services — 4.6%
275,000	Compagnie Generale de Geophysique-Veritas, 7.750%, 5/15/2017	281,875
190,000	Frac Tech Services LLC/Frac Tech Finance, Inc., 7.125%, 11/15/2018, 144A	192,850

See accompanying notes to financial statements.

|  56

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — continued
$190,000	Precision Drilling Corp., 6.625%, 11/15/2020, 144A	$193,325
130,000	Pride International, Inc., 6.875%, 8/15/2020	134,875
225,000	Rowan Cos., Inc., 7.875%, 8/01/2019	261,113
250,000	Transocean, Inc., 6.500%, 11/15/2020	265,430

		1,329,468

	Paper — 1.6%
220,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	270,600
200,000	Weyerhaeuser Co., 7.375%, 3/15/2032	202,177

		472,777

	Technology — 1.6%
185,000	Amkor Technology, Inc., 7.375%, 5/01/2018	192,400
100,000	First Data Corp., 8.875%, 8/15/2020, 144A	105,500
172,000	SunGard Data Systems, Inc., 7.375%, 11/15/2018, 144A	172,860

		470,760

	Treasuries — 0.9%
327,736	Turkey Government Bond, 4.000%, 4/01/2020, (TRY)	247,075

	Wireless — 0.7%
210,000	Wind Acquisition Finance SA, 7.250%, 2/15/2018, 144A	213,674

	Wirelines — 1.8%
250,000	Embarq Corp., 7.995%, 6/01/2036	272,970
235,000	Frontier Communications Corp., 9.000%, 8/15/2031	241,462

		514,432

	Total Bonds and Notes (Identified Cost $12,260,721)	12,227,862

Bank Loans — 2.1%
	Automotive — 0.2%
65,000	Autotrader.com, Inc., New Term Loan B, 4.750%, 12/16/2016(c)	65,298

	Chemicals — 0.2%
64,309	Arizona Chemical, Inc., Term Loan B, 6.750%, 11/21/2016(c)	65,012

	Media Cable — 0.3%
81,136	BBHI Acquisition LLC, Term Loan B, 12/14/2017(d)	81,495

	Media Non-Cable — 0.4%
99,750	Getty Images, Inc., New Term Loan, 5.250%, 11/07/2016(c)	100,498

	Property & Casualty Insurance — 0.2%
49,375	Applied Systems, Inc., First Lien Term Loan, 5.500%, 12/08/2016(c)	49,283

	Restaurants — 0.4%
125,000	Dunkin’ Brands, Inc., Term Loan B, 5.750%, 11/23/2017(c)	126,424

	Retailers — 0.2%
50,000	Gymboree Corp., Term Loan, 5.500%, 11/23/2017(c)	50,226

	Supermarket — 0.2%
70,000	Great Atlantic & Pacific Tea Company, DIP Term Loan, 6/14/2012(d)	70,525

	Total Bank Loans (Identified Cost $599,457)	608,761

See accompanying notes to financial statements.

57  |

Shares	Description	Value (†)

Common Stocks — 17.0%
	Aerospace & Defense — 1.4%
2,750	Honeywell International, Inc.	$146,190
1,825	Lockheed Martin Corp.	127,586
2,700	Raytheon Co.	125,118

		398,894

	Auto Components — 0.5%
3,500	Johnson Controls, Inc.	133,700

	Beverages — 0.5%
2,050	PepsiCo, Inc.	133,927

	Chemicals — 2.4%
6,550	Celanese Corp., Series A	269,663
4,000	Dow Chemical Co. (The)	136,560
4,300	LyondellBasell Industries, Class A(e)	147,920
2,500	Yara International ASA, ADR	145,000

		699,143

	Commercial Services & Supplies — 0.5%
5,400	Pitney Bowes, Inc.	130,572

	Diversified Financial Services — 0.5%
3,300	JPMorgan Chase & Co.	139,986

	Diversified Telecommunication Services — 0.4%
4,350	AT&T, Inc.	127,803

	Energy Equipment & Services — 0.5%
1,800	Schlumberger Ltd.	150,300

	Household Products — 0.4%
2,000	Procter & Gamble Co. (The)	128,660

	Machinery — 2.4%
1,700	Deere & Co.	141,185
2,150	Dover Corp.	125,667
1,400	Eaton Corp.	142,114
2,600	Illinois Tool Works, Inc.	138,840
1,550	Parker Hannifin Corp.	133,765

		681,571

	Metals & Mining — 1.0%
2,750	Reliance Steel & Aluminum Co.	140,525
2,900	Southern Copper Corp.	141,346

		281,871

	Oil, Gas & Consumable Fuels — 3.7%
5,400	Chesapeake Energy Corp.	139,914
2,000	ConocoPhillips	136,200
2,850	Ecopetrol SA, Sponsored ADR	124,317
1,800	Exxon Mobil Corp.	131,616
4,100	Natural Resource Partners LP(e)	136,120
4,750	Repsol YPF SA, Sponsored ADR	132,715

See accompanying notes to financial statements.

|  58

Shares	Description	Value (†)

	Oil, Gas & Consumable Fuels — continued
2,100	Royal Dutch Shell PLC, ADR	$140,238
5,250	Williams Cos., Inc. (The)	129,780

		1,070,900

	Pharmaceuticals — 0.5%
7,950	Pfizer, Inc.	139,204

	Semiconductors & Semiconductor Equipment — 0.4%
5,750	Intel Corp.	120,923

	Specialty Retail — 0.5%
3,950	Home Depot, Inc. (The)	138,487

	Tobacco — 1.4%
5,100	Altria Group, Inc.	125,562
1,800	British American Tobacco PLC, Sponsored ADR	139,860
2,100	Philip Morris International, Inc.	122,913

		388,335

	Total Common Stocks (Identified Cost $4,662,855)	4,864,276

Preferred Stocks — 0.4%
	Automotive — 0.4%
2,100	General Motors Co., Series B, 4.750% (Identified Cost $104,980)	113,631

Exchange Traded Funds — 1.6%
2,600	iShares MSCI All Peru Capped Index Fund	130,936
5,800	Market Vectors - Coal	273,992
900	ProShares Short Oil & Gas(e)	36,342

	Total Exchange Traded Funds (Identified Cost $416,413)	441,270

Par Value/ Shares (††)
Purchased Options — 0.5%
	Options on Currency — 0.0%
$500,000	BRL Put/USD Call, expiring January 26, 2011 at 1.7375(j)	1,192
250,000	ILS Put/USD Call, expiring February 25, 2011 at 3.6885(j)	534
375,000	JPY Call/USD Put, expiring January 06, 2011 at 82.9(j)	7,299
375,000	JPY Put/USD Call, expiring January 06, 2011 at 82.9(j)	155

		9,180

	Options on Securities — 0.5%
4,000	SPDR S&P 500 ETF Trust, Call expiring February 19, 2011 at 121	26,500
40,000	SPDR S&P 500 ETF Trust, Put expiring March 19, 2011 at 122	109,800

		136,300

	Total Purchased Options (Identified Cost $287,403)	145,480

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2010

Loomis Sayles Multi-Asset Real Return Fund – (continued)

Principal Amount (‡)	Description	Value (†)

Short-Term Investments — 31.3%
$2,834,580	Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/2010 at 0.000% to be repurchased at $2,834,580 on 1/03/2011 collateralized by $2,795,000 U.S. Treasury Note, 2.500% due 4/30/2015 valued at $2,899,815 including accrued interest (Note 2 of Notes to Financial Statements)	$2,834,580
1,047,106	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2010 at 0.000% to be repurchased at $1,047,106 on 1/03/2011 collateralized by $970,000 Federal National Mortgage Association, 4.375% due 10/15/2015 valued at $1,073,063 including accrued interest (Note 2 of Notes to Financial Statements)	1,047,106
5,100,000	U.S. Treasury Bill, 0.136% - 0.187%, 3/31/2011(f)(g)(h)(i)	5,098,460

	Total Short-Term Investments (Identified Cost $8,979,619)	8,980,146

	Total Investments — 95.5% (Identified Cost $27,311,448)(a)	27,381,426
	Other assets less liabilities — 4.5%	1,298,194

	Net Assets — 100.0%	$28,679,620

Shares
Written Options — (0.2%)
	Options on Securities — (0.2%)
40,000	SPDR S&P 500 ETF Trust, Put expiring March 19, 2011 at 116 (Premiums Received $150,100)	(58,600)

(‡)	Principal amount/Notional Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on currency are expressed at par value. Options on securities are expressed as shares.
(a)	Federal Tax Information:
	At December 31, 2010, the net unrealized appreciation on investments based on a cost of $27,354,118 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$489,206
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(461,898)

	Net unrealized appreciation	$27,308

(b)	Variable rate security. Rate as of December 31, 2010 is disclosed.
(c)	Variable rate security. Rate shown represents the weighted average rate at December 31, 2010.
(d)	All or a portion of this security has not settled. Contract rates are not determined and do not take effect until settlement date.
(e)	Non-income producing security.
(f)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts or swap agreements.

See accompanying notes to financial statements.

|  60

(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(i)	A portion of this security has been pledged as initial margin for open futures contracts.
(j)	Counterparty is Credit Suisse.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the total value of these securities amounted to $3,746,463 or 13.1% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ETF	Exchange Traded Fund
MTN	Medium Term Note
SPDR	Standard & Poor’s Depositary Receipt

BRL	Brazilian Real
ILS	Israeli Shekel
JPY	Japanese Yen
TRY	Turkish Lira
USD	U.S. Dollar

At December 31, 2010, the Fund had the following open credit default swap agreements:

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)		Unamortized Up Front Payment Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Payable
Buy Protection
Bank of America	Markit iTraxx Europe Sub Financials Series 14	(1.00%)	12/20/2015	250,000	*	$33,040	$34,980	$1,940	$(111)
Citibank	Federative Republic of Brazil	(1.00%)	03/20/2016	250,000		1,742	1,317	(425)	(83)
Citibank	Republic of Hungary	(1.00%)	03/20/2016	250,000		31,055	32,424	1,369	(83)
Deutsche Bank	Republic of Korea	(1.00%)	03/20/2016	500,000		(2,170)	(1,141)	1,029	(167)
JPMorgan Chase	Markit iTraxx Europe Crossover	(5.00%)	12/20/2015	500,000	*	(13,245)	(17,064)	(3,819)	(9,559)
JPMorgan Chase	Markit iTraxx Europe Sub Financials Series 14	(1.00%)	12/20/2015	250,000	*	29,973	34,980	5,007	(956)
JPMorgan Chase	Republic of Turkey	(1.00%)	03/20/2016	250,000		4,213	4,977	764	(83)
Morgan Stanley	Markit CDX. NA. HY. 15	(5.00%)	12/20/2015	500,000		9,979	(14,721)	(24,700)	(833)
UBS	Kingdom of Belgium	(1.00%)	03/20/2016	250,000		10,898	14,031	3,133	(83)
Total							$89,783	$(15,702)	$(11,958)

*	Notional value denominated in euros.

See accompanying notes to financial statements.

61  |

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread[1]	Notional Value	Unamortized Up Front Payment Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)	Fees Receivable
Sell Protection
Morgan Stanley	United States Steel Corp.	5.00%	03/20/2016	4.03%	$500,000	$21,997	$21,879	$(118)	$833

1 Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[2]	01/21/2011	British Pound	90,000	$140,302	$(1,017)
Buy[3]	10/12/2011	Chinese Renminbi	6,735,000	1,026,102	(11,674)
Buy[3]	12/14/2011	Chinese Renminbi	6,500,000	991,920	(7,897)
Sell[3]	10/12/2011	Chinese Renminbi	3,300,000	502,767	8,267
Sell[3]	10/12/2011	Chinese Renminbi	3,435,000	523,335	(1,100)
Buy[2]	01/07/2011	Euro	100,000	133,629	2,057
Buy[2]	01/13/2011	Euro	110,000	146,991	(242)
Sell[2]	01/07/2011	Euro	100,000	133,629	(2,622)
Sell[2]	01/13/2011	Euro	110,000	146,991	(1,399)
Sell[2]	01/24/2011	Euro	200,000	267,251	(4,959)
Buy[2]	01/10/2011	Indian Rupee	6,000,000	134,040	1,267
Sell[2]	01/10/2011	Indian Rupee	6,000,000	134,040	(1,501)
Sell[2]	01/11/2011	Japanese Yen	23,000,000	283,304	(7,387)
Buy[2]	02/03/2011	Kazakhstan Tenge	19,000,000	129,046	207
Buy[2]	01/18/2011	Singapore Dollar	200,000	155,845	2,174
Sell[2]	01/14/2011	Turkish Lira	400,000	258,740	5,513

Total					$(20,313)

See accompanying notes to financial statements.

|  62

At December 31, 2010, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver2/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
01/10/2011	Australian Dollar	135,000	New Zealand Dollar	178,473	$1,029
01/13/2011	Australian Dollar	150,000	Japanese Yen	12,429,000	(169)
01/07/2011	Canadian Dollar	285,000	Japanese Yen	23,434,268	2,023
01/07/2011	Colombian Peso	475,000,000	Mexican Peso	3,071,642	1,085
01/11/2011	Colombian Peso	260,000,000	Mexican Peso	1,707,639	2,552
01/07/2011	Japanese Yen	23,861,296	Canadian Dollar	285,000	(7,283)
01/13/2011	Japanese Yen	12,361,500	Australian Dollar	150,000	1,001
01/07/2011	Mexican Peso	3,130,396	Colombian Peso	475,000,000	(5,841)
01/11/2011	Mexican Peso	1,723,612	Colombian Peso	260,000,000	(3,845)
01/10/2011	New Zealand Dollar	175,156	Australian Dollar	135,000	1,555
01/07/2011	Norwegian Krone	825,000	Swedish Krona	935,657	(2,262)
01/24/2011	South African Rand	1,975,275	Turkish Lira	450,000	(8,213)
01/07/2011	Swedish Krona	947,513	Norwegian Krone	825,000	500

Total					$(17,868)

2 Counterparty is Credit Suisse.

3 Counterparty is Morgan Stanley.

At December 31, 2010, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
UK Long Gilt	03/29/2011	9	$1,676,671	$22,030

Commodity Futures[4]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
Cocoa	03/16/2011	6	$182,100	$1,690
Copper	01/19/2011	1	241,100	23,425
Copper	03/16/2011	2	480,750	41,037
Copper High Grade	03/29/2011	3	333,525	20,663
Corn	03/14/2011	12	377,400	25,500
Cotton	12/07/2011	4	201,160	5,240
Gold	02/24/2011	4	568,560	12,820
Light Sweet Crude Oil	01/20/2011	5	456,900	9,620
Nickel	01/19/2011	1	148,290	5,970
Nickel	03/16/2011	2	296,976	6,276
Palladium	03/29/2011	6	481,980	35,140
Silver	03/29/2011	1	154,685	1,785
Tin	01/19/2011	1	134,660	1,660
Wheat	03/14/2011	5	198,563	10,188
Zinc	03/16/2011	10	613,375	36,250

Total				$237,264

See accompanying notes to financial statements.

63  |

At December 31, 2010, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
IBEX 35	01/21/2011	2	$261,674	$160
5 Year U.S. Treasury Note	03/31/2011	9	1,059,469	16,313
10 Year U.S. Treasury Note	03/22/2011	27	3,251,813	9,985
30 Year U.S. Treasury Bond	03/22/2011	5	610,625	(9,219)

Total				$17,239

Commodity Futures[4]	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Copper	01/19/2011	1	$241,100	$(29,400)
Lead	03/16/2011	6	383,025	(28,163)
Natural Gas	01/27/2011	10	440,500	(5,800)
Nickel	01/19/2011	1	148,290	(8,940)
Nickel	03/16/2011	2	296,976	1,824
Platinum	04/27/2011	4	355,640	(4,060)
Soybean	03/14/2011	5	350,750	(23,500)
Tin	01/19/2011	1	134,660	(3,860)
Zinc	03/16/2011	10	613,375	(54,625)

Total				$(156,524)

4 Commodity futures are held by Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

Industry Summary at December 31, 2010 (Unaudited)

Oil Field Services	4.6%
Non-Captive Diversified	4.3
Oil, Gas & Consumable Fuels	3.7
Chemicals	3.6
Independent Energy	2.5
Machinery	2.4
Healthcare	2.2
Metals & Mining	2.0
Other Investments, less than 2% each	38.9
Short-Term Investments	31.3

Total Investments	95.5
Other assets less liabilities (including open credit default swap agreements, forward foreign currency contracts, futures contracts and written options)	4.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Consolidated* Statements of Assets and Liabilities

December 31, 2010

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
ASSETS
Investments at cost	$214,352,911	$568,132,430	$52,888,908
Repurchase agreement(s) at cost	109,939	—	—
Net unrealized appreciation	7,502	20,738	1,749

Investments at value	214,470,352	568,153,168	52,890,657
Cash	21,178,925	13,453,833	3,231,761
Due from brokers (including variation margin on futures contracts) (Note 2)	12,876,253	25,841,630	2,453,521
Receivable for Fund shares sold	10,315,723	11,866,329	969,309
Interest receivable	57,396	180,513	13,380
Unrealized appreciation on forward foreign currency contracts (Note 2)	2,925,687	2,366,953	1,253,330
Unrealized appreciation on futures contracts (Note 2)	4,231,977	9,005,530	800,195

TOTAL ASSETS	266,056,313	630,867,956	61,612,153

LIABILITIES
Payable for Fund shares redeemed	1,682,074	6,170,925	122,501
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,266,023	42,680	1,558,316
Unrealized depreciation on futures contracts (Note 2)	2,436,404	2,163,100	88,161
Dividends payable	3,103,865	7,353,599	1,059,214
Management fees payable (Note 6)	264,939	573,914	30,725
Deferred Trustees’ fees (Note 6)	15,561	25,525	4,338
Administrative fees payable (Note 6)	21,495	34,228	25,395
Other accounts payable and accrued expenses	78,870	123,819	53,195

TOTAL LIABILITIES	10,869,231	16,487,790	2,941,845

NET ASSETS	$255,187,082	$614,380,166	$58,670,308

NET ASSETS CONSIST OF:
Paid-in capital	$269,538,329	$605,212,647	$58,752,490
Undistributed net investment income (Distributions in excess of net investment income)	40,524	(25,524)	(9,477)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(15,859,269)	5,624	(485,170)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	1,467,498	9,187,419	412,465

NET ASSETS	$255,187,082	$614,380,166	$58,670,308

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

65  |

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
ASSETS
Investments at cost	$15,005,526	$23,429,762
Repurchase agreement(s) at cost	14,234,753	3,881,686
Net unrealized appreciation	145,452	69,978

Investments at value	29,385,731	27,381,426
Cash	—	250,519
Foreign currency at value (identified cost $103,755 and $123,036)	104,413	125,433
Due from brokers (Note 2)	—	148,340
Receivable for variation margin on futures contracts (Note 2)	—	42,575
Receivable for Fund shares sold	1,913,889	268,854
Receivable from investment adviser (Note 6)	42,030	12,406
Receivable for securities sold	—	537,413
Dividends and interest receivable	195,748	175,767
Unrealized appreciation on swap agreements (Note 2)	—	13,242
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	29,230
Upfront payments paid on swap agreements (Note 2)	—	142,897
Fees receivable on swap agreements (Note 2)	—	833

TOTAL ASSETS	31,641,811	29,128,935

LIABILITIES
Options written, at value (premiums received $0 and $150,100) (Note 2)	—	58,600
Payable for securities purchased	1,774,112	149,384
Unrealized depreciation on swap agreements	—	29,062
Unrealized depreciation on forward foreign currency contracts (Note 2)	19,959	67,411
Upfront payments received on swap agreements (Note 2)	—	15,415
Dividends payable	—	2,860
Deferred Trustees’ fees (Note 6)	42	2,038
Administrative fees payable (Note 6)	4,384	24,870
Fees payable on swap agreements (Note 2)	—	11,958
Payable for variation margin on futures contracts (Note 2)	7,778	—
Other accounts payable and accrued expenses	49,362	87,717

TOTAL LIABILITIES	1,855,637	449,315

NET ASSETS	$29,786,174	$28,679,620

NET ASSETS CONSIST OF:
Paid-in capital	$29,631,752	$28,356,057
Undistributed net investment income	19,810	38,161
Accumulated net realized gain (loss) on investments, futures contracts, options written, swap agreements and foreign currency transactions	11,653	66,517
Net unrealized appreciation on investments, futures contracts, options written, swap agreements and foreign currency translations	122,959	218,885

NET ASSETS	$29,786,174	$28,679,620

See accompanying notes to financial statements.

|  66

December 31, 2010

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$61,410,667	$204,312,676	$6,511,037

Shares of beneficial interest	5,878,558	19,145,154	613,825

Net asset value and redemption price per share	$10.45	$10.67	$10.61

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.09	$11.32	$11.26

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$20,742,201	$66,831,818	$2,356,541

Shares of beneficial interest	2,005,280	6,347,085	222,830

Net asset value and offering price per share	$10.34	$10.53	$10.58

Class Y shares:
Net assets	$173,034,214	$343,235,672	$49,802,730

Shares of beneficial interest	16,538,519	32,012,063	4,696,657

Net asset value, offering and redemption price per share	$10.46	$10.72	$10.60

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

67  |

	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,464,800	$1,139,029

Shares of beneficial interest	245,032	112,463

Net asset value and redemption price per share	$10.06	$10.13

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.53	$10.61

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$563,015	$12,331

Shares of beneficial interest	56,026	1,220

Net asset value and offering price per share	$10.05	$10.11

Class Y shares:
Net assets	$26,758,359	$27,528,260

Shares of beneficial interest	2,661,206	2,718,775

Net asset value, offering and redemption price per share	$10.05	$10.13

See accompanying notes to financial statements.

|  68

Consolidated* Statements of Operations

For the Year Ended December 31, 2010

	ASG Diversifying Strategies Fund	ASG Global Alternatives Fund	ASG Managed Futures Strategy Fund (a)
INVESTMENT INCOME
Interest	$249,518	$1,301,832	$47,846

Expenses
Management fees (Note 6)	1,113,642	4,595,557	212,469
Service and distribution fees (Note 6)	80,130	836,571	6,275
Administrative fees (Note 6)	202,229	266,371	99,983
Trustees’ and directors’ fees and expenses (Note 6)	32,098	37,897	12,204
Transfer agent fees and expenses (Note 6)	42,967	381,876	3,712
Audit and tax services fees	60,625	64,724	61,448
Custodian fees and expenses	102,872	62,040	18,308
Federal excise taxes (Note 6)	6,638	—	—
Interest expense (Note 9)	32,388	26,921	4,700
Legal fees	259	5,186	9,715
Registration fees	90,475	131,352	12,497
Shareholder reporting expenses	7,987	84,240	1,025
Miscellaneous expenses	7,115	17,896	16,820

Total expenses	1,779,425	6,510,631	459,156
Less waiver and/or expense reimbursement (Note 6)	(375,083)	(252,354)	(201,718)

Net expenses	1,404,342	6,258,277	257,438

Net investment loss	(1,154,824)	(4,956,445)	(209,592)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	6,915	46,523	970
Futures contracts	(4,783,587)	23,916,558	3,061,789
Foreign currency transactions	3,219,130	4,631,004	514,475
Net change in unrealized appreciation (depreciation) on:
Investments	6,515	12,421	1,749
Futures contracts	1,771,833	5,532,666	712,034
Foreign currency translations	(256,896)	3,765,691	(301,318)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(36,090)	37,904,863	3,989,699

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,190,914)	$32,948,418	$3,780,107

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on July 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

69  |

	Loomis Sayles Absolute Strategies Fund (b)	Loomis Sayles Multi-Asset Real Return Fund (c)
INVESTMENT INCOME
Interest	$14,754	$197,252
Dividends	—	24,673
Less net foreign taxes withheld	(1,687)	(282)

	13,067	221,643

Expenses
Management fees (Note 6)	8,046	49,499
Service and distribution fees (Note 6)	106	231
Administrative fees (Note 6)	4,384	41,536
Trustees’ and directors’ fees and expenses (Note 6)	68	6,437
Transfer agent fees and expenses (Note 6)	62	681
Audit and tax services fees	43,491	58,838
Custodian fees and expenses	3,039	9,644
Legal fees	20	10,353
Registration fees	549	2,757
Shareholder reporting expenses	2,370	676
Miscellaneous expenses	117	16,073

Total expenses	62,252	196,725
Less waiver and/or expense reimbursement (Note 6)	(50,076)	(123,897)

Net expenses	12,176	72,828

Net investment income	891	148,815

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	22,476	(154,717)
Futures contracts	11,143	171,290
Options written	—	91,541
Swap agreements	—	90,495
Foreign currency transactions	(387)	(17,216)
Net change in unrealized appreciation (depreciation) on:
Investments	145,452	69,978
Futures contracts	(3,350)	120,009
Options written	—	91,500
Swap agreements	—	(26,945)
Foreign currency translations	(19,143)	(35,657)

Net realized and unrealized gain on investments, futures contracts, options written, swap agreements and foreign currency transactions	156,191	400,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$157,082	$549,093

(b)	From commencement of operations on December 15, 2010 through December 31, 2010.
(c)	From commencement of operations on September 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

|  70

Consolidated* Statements of Changes in Net Assets

	ASG Diversifying Strategies Fund		ASG Global Alternatives Fund
	Year Ended December 31, 2010	Period Ended December 31, 2009 (a)	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment loss	$(1,154,824)	$(78,189)	$(4,956,445)	$(721,343)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(1,557,542)	936,829	28,594,085	5,844,782
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,521,452	(53,954)	9,310,778	(260,618)

Net increase (decrease) in net assets resulting from operations	(1,190,914)	804,686	32,948,418	4,862,821

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(835,421)	(24,740)	(1,247)	(851,729)
Class C	(260,881)	(1,059)	(405)	(205,899)
Class Y	(2,409,388)	(173,245)	(1,590)	(1,254,138)
Net realized capital gains
Class A	(2,259,801)	(118,746)	(8,146,057)	(363,497)
Class C	(764,976)	(5,435)	(2,692,430)	(99,464)
Class Y	(6,309,043)	(804,546)	(13,799,395)	(496,990)

Total distributions	(12,839,510)	(1,127,771)	(24,641,124)	(3,271,717)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	246,650,678	22,889,913	388,954,360	190,998,420

Net increase in net assets	232,620,254	22,566,828	397,261,654	192,589,524
NET ASSETS
Beginning of the year	22,566,828	—	217,118,512	24,528,988

End of the year	$255,187,082	$22,566,828	$614,380,166	$217,118,512

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$40,524	$(3,733)	$(25,524)	$(9,843)

*	Consolidated, where applicable. See Notes 1 and 2 of the Notes to Financial Statements.
(a)	From commencement of operations on August 3, 2009 through December 31, 2009.

See accompanying notes to financial statements.

71  |

	ASG Managed Futures Strategy Fund	Loomis Sayles Absolute Strategies Fund	Loomis Sayles Multi-Asset Real Return Fund
	Period Ended December 31, 2010 (b)	Period Ended December 31, 2010 (c)	Period Ended December 31, 2010 (d)
FROM OPERATIONS:
Net investment income (loss)	$(209,592)	$891	$148,815
Net realized gain on investments, futures contracts, options written, swap agreements and foreign currency transactions	3,577,234	33,232	181,393
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements and foreign currency translations	412,465	122,959	218,885

Net increase in net assets resulting from operations	3,780,107	157,082	549,093

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(197,385)	(172)	(8,526)
Class C	(70,810)	(16)	(94)
Class Y	(1,531,141)	(3,127)	(219,897)
Net realized capital gains
Class A	(230,244)	—	—
Class C	(85,058)	—	—
Class Y	(1,758,520)	—	—

Total distributions	(3,873,158)	(3,315)	(228,517)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	58,763,359	29,632,407	28,359,044

Net increase in net assets	58,670,308	29,786,174	28,679,620
NET ASSETS
Beginning of the year	—	—	—

End of the year	$58,670,308	$29,786,174	$28,679,620

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(9,477)	$19,810	$38,161

(b)	From commencement of operations on July 30, 2010 through December 31, 2010.
(c)	From commencement of operations on December 15, 2010 through December 31, 2010.
(d)	From commencement of operations on September 30, 2010 through December 31, 2010.

See accompanying notes to financial statements.

|  72

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
ASG DIVERSIFYING STRATEGIES FUND
Class A
12/31/2010	$10.19	$(0.16)	$1.02	(h)	$0.86	$(0.15)	$(0.45)	$(0.60)
12/31/2009(i)	10.00	(0.07)	0.80		0.73	(0.10)	(0.44)	(0.54)
Class C
12/31/2010	10.16	(0.24)	1.01	(h)	0.77	(0.14)	(0.45)	(0.59)
12/31/2009(i)	10.00	(0.10)	0.79		0.69	(0.09)	(0.44)	(0.53)
Class Y
12/31/2010	10.19	(0.13)	1.01	(h)	0.88	(0.16)	(0.45)	(0.61)
12/31/2009(i)	10.00	(0.05)	0.78		0.73	(0.10)	(0.44)	(0.54)
ASG GLOBAL ALTERNATIVES FUND
Class A
12/31/2010	$10.39	$(0.14)	$0.86		$0.72	$(0.00)	$(0.44)	$(0.44)
12/31/2009	9.69	(0.14)	1.01		0.87	(0.12)	(0.05)	(0.17)
12/31/2008(j)	10.00	0.03	(0.30)		(0.27)	(0.04)	—	(0.04)
Class C
12/31/2010	10.33	(0.21)	0.85		0.64	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.22)	1.01		0.79	(0.11)	(0.05)	(0.16)
12/31/2008(j)	10.00	0.02	(0.31)		(0.29)	(0.01)	—	(0.01)
Class Y*
12/31/2010	10.41	(0.11)	0.86		0.75	(0.00)	(0.44)	(0.44)
12/31/2009	9.70	(0.09)	0.98		0.89	(0.13)	(0.05)	(0.18)
12/31/2008(j)	10.00	0.04	(0.30)		(0.26)	(0.04)	—	(0.04)
ASG MANAGED FUTURES STRATEGY FUND
Class A
12/31/2010(k)	$10.00	$(0.07)	$1.41		$1.34	$(0.33)	$(0.40)	$(0.73)
Class C
12/31/2010(k)	10.00	(0.10)	1.40		1.30	(0.32)	(0.40)	(0.72)
Class Y
12/31/2010(k)	10.00	(0.06)	1.40		1.34	(0.34)	(0.40)	(0.74)

*	Prior to December 1, 2008, the Fund offered Institutional Class shares. On December 1, 2008, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

73  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (e)(f)	Gross expenses, excluding interest expense (%) (f)	Net expenses including interest expense (%) (e)(f)	Gross expenses including interest expense (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%) (g)

$10.45	8.46	$61,411	1.70	2.02	1.74	2.05	(1.45)	—
10.19	7.26	2,887	1.70	4.87	1.71	4.88	(1.48)	—

10.34	7.58	20,742	2.45	2.68	2.49	2.72	(2.20)	—
10.16	6.90	131	2.45	5.75	2.47	5.76	(2.23)	—

10.46	8.63	173,034	1.45	1.91	1.49	1.94	(1.21)	—
10.19	7.29	19,549	1.45	5.09	1.47	5.11	(1.22)	—

$10.67	6.94	$204,313	1.60	1.66	1.61	1.67	(1.28)	—
10.39	8.95	82,160	1.60	1.92	1.61	1.92	(1.33)	—
9.69	(2.73)	6	1.60	61.52	1.62	61.54	1.36	—

10.53	6.21	66,832	2.35	2.42	2.36	2.42	(2.03)	—
10.33	8.09	22,367	2.35	2.64	2.36	2.65	(2.08)	—
9.70	(2.88)	1	2.35	62.35	2.39	62.38	0.62	—

10.72	7.22	343,236	1.35	1.41	1.36	1.42	(1.03)	—
10.41	9.10	112,591	1.35	1.98	1.36	2.00	(0.90)	—
9.70	(2.60)	24,523	1.35	4.43	1.39	4.46	1.59	—

$10.61	13.44	$6,511	1.70	2.75	1.73	2.78	(1.43)	—

10.58	13.04	2,357	2.45	3.29	2.47	3.31	(2.17)	—

10.60	13.39	49,803	1.45	2.65	1.48	2.68	(1.20)	—

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(h)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(i)	For the period August 3, 2009 (inception) through December 31, 2009.
(j)	For the period September 30, 2008 (inception) through December 31, 2008.
(k)	For the period July 30, 2010 (inception) through December 31, 2010.

See accompanying notes to financial statements.

|  74

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)
LOOMIS SAYLES ABSOLUTE STRATEGIES FUND
Class A
12/31/2010(g)	$10.00	$0.00	$0.06	$0.06	$(0.00)	$—	$(0.00)
Class C
12/31/2010(g)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)
Class Y
12/31/2010(g)	10.00	0.00	0.05	0.05	(0.00)	—	(0.00)
LOOMIS SAYLES MULTI-ASSET REAL RETURN FUND
Class A
12/31/2010(h)	$10.00	$0.07	$0.14	$0.21	$(0.08)	$—	$(0.08)
Class C
12/31/2010(h)	10.00	0.05	0.14	0.19	(0.08)	—	(0.08)
Class Y
12/31/2010(h)	10.00	0.06	0.15	0.21	(0.08)	—	(0.08)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the period December 15, 2010 (inception) through December 31, 2010.
(h)	For the period September 30, 2010 (inception) through December 31, 2010.

See accompanying notes to financial statements.

75  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (f)(e)	Gross expenses (%) (f)	Net investment income (%) (f)	Portfolio turnover rate (%)

$10.06	0.41	$2,465	1.30	6.98	0.86	39

10.05	0.31	563	2.05	8.68	0.24	39

10.05	0.41	26,758	1.05	5.37	0.06	39

$10.13	2.10	$1,139	1.35	2.91	2.82	139

10.11	1.88	12	2.10	3.90	1.86	139

10.13	2.12	27,528	1.10	2.98	2.25	139

See accompanying notes to financial statements.

|  76

Notes to Financial Statements

December 31, 2010

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Diversifying Strategies Fund (the “Diversifying Strategies Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

ASG Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

Loomis Sayles Absolute Strategies Fund (the “Absolute Strategies Fund”)

Loomis Sayles Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”)

The Managed Futures Strategy Fund commenced operations on July 30, 2010 via contribution by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $25,002,000.

The Multi-Asset Real Return Fund and Absolute Strategies Fund commenced operations on September 30, 2010 and December 15, 2010, respectively, via contribution to each Fund by Natixis US and affiliates of $12,502,000 and by Loomis, Sayles & Company, L.P. (“Loomis Sayles”) of $12,500,000.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%, with the exception of Absolute Strategies Fund and Multi-Asset Real Return Fund which are sold with a maximum front-end sales charge of 4.50%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

77  |

Notes to Financial Statements (continued)

December 31, 2010

Each Fund, except Absolute Strategies Fund, invests in commodity-related instruments through investments in wholly-owned subsidiaries organized under the laws of the Cayman Islands. ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd., ASG Managed Futures Strategy Cayman Fund Ltd. and Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd. are wholly-owned subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Diversifying Strategies Fund, Global Alternatives Fund, Managed Futures Strategy Fund and Multi-Asset Real Return Fund, respectively. A subscription agreement was entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by separate Boards of Directors that are independent of the Funds’ Board of Trustees.

As of December 31, 2010, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Commencement Date of Subsidiary	Investment in Subsidiary	Percentage of Net Assets
Diversifying Strategies Fund	August 3, 2009	$26,485,786	10.4%
Global Alternatives Fund	January 29, 2009	27,161,925	4.4%
Managed Futures Strategy Fund	July 30, 2010	4,066,232	6.9%
Multi-Asset Real Return Fund	October 1, 2010	5,198,984	18.1%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its consolidated financial statements. The Funds’ consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  Each Fund’s financial statements, except Absolute Strategies Fund, have been consolidated and include all accounts of the Funds and the respective Subsidiaries. Accordingly, all inter-fund transactions and balances (including investments in Subsidiaries) have been eliminated.

b.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily

|  78

Notes to Financial Statements (continued)

December 31, 2010

traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser or sub-adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swaps are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Other exchange-traded options are valued at the average of the closing bid and asked quotations. Options on futures contracts are valued using the current settlement price. Over-the-counter option contracts are valued based on quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

79  |

Notes to Financial Statements (continued)

December 31, 2010

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to gain exposure to foreign currencies and may also use forward foreign currency contracts for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. A contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in

|  80

Notes to Financial Statements (continued)

December 31, 2010

the Funds’ Consolidated Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund or a Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are limited.

g.  Option Contracts.  Each Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to

81  |

Notes to Financial Statements (continued)

December 31, 2010

determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

h.  Swap Agreements.  Each Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also make or receive upfront payments. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

|  82

Notes to Financial Statements (continued)

December 31, 2010

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily. Fluctuations in the value of credit default swaps are recorded in the Consolidated Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Consolidated Statements of Operations as realized gain or loss when received or paid. Upfront fees paid or received by the Funds are recorded on the Consolidated Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets.

i.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and credit default swaps are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. Due to/from brokers’ balances in the Consolidated Statements of Assets and Liabilities may represent cash, foreign currency, and any initial and/or variation margin applicable to open futures contracts and/or cash or securities received or pledged as collateral for forward foreign currency contracts and credit default swaps. In certain circumstances the Funds’ or the Subsidiaries’ use of cash, securities and foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2010 and has concluded that no provisions for income tax are required. Each Fund’s open federal tax returns, if applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, each Fund will

83  |

Notes to Financial Statements (continued)

December 31, 2010

include in its taxable income its share of its Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by a Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net realized gains on commodity futures, start up expenses, dividend redesignations, ordinary loss netting to reduce short term capital gains, return of capital distributions, Subsidiary dividends, foreign currency transactions and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, commissions on open futures contracts, wash sales, contingent payment debt instruments, futures, options and forward contracts mark to market and Subsidiary basis adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2010 and December 31, 2009 was as follows:

	2010 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Diversifying Strategies Fund	$9,242,065	$3,597,445	$12,839,510
Global Alternatives Fund	13,304,573	11,336,551	24,641,124
Managed Futures Strategy Fund	3,020,960	852,198	3,873,158
Absolute Strategies Fund	3,315	—	3,315
Multi-Asset Real Return Fund	228,517	—	228,517

|  84

Notes to Financial Statements (continued)

December 31, 2010

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Diversifying Strategies Fund	$771,542	$356,229	$1,127,771
Global Alternatives Fund	2,697,103	574,614	3,271,717

Differences between these amounts and those reported in the Consolidated Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Diversifying Strategies Fund	Global Alternatives Fund	Managed Futures Strategy Fund	Absolute Strategies Fund	Multi-Asset Real Return Fund
Undistributed ordinary income	$56,084	$1,771,707	$—	$3,884	$87,272
Undistributed long-term capital gains	—	2,866,278	—	2,698	28,596

Total undistributed earnings	56,084	4,637,985	—	6,582	115,868

Deferred net capital losses (post-October 2010)	(14,494,432)	—	(974,676)	—	—
Deferred net currency losses (post-October 2010)	—	—	(5,139)	—	—

Unrealized appreciation (depreciation)	102,662	4,555,058	901,971	147,840	209,733

Total accumulated earnings (losses)	$(14,335,686)	$9,193,043	$(77,844)	$154,422	$325,601

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Management is currently evaluating the complete impact of the Act on the Fund’s financial statements.

85  |

Notes to Financial Statements (continued)

December 31, 2010

l.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

m.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2010, at value:

Diversifying Strategies Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$214,470,352	$—	$214,470,352
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,925,687	—	2,925,687
Futures Contracts (unrealized appreciation)	4,231,977	—	—	4,231,977

Total	$4,231,977	$217,396,039	$—	$221,628,016

|  86

Notes to Financial Statements (continued)

December 31, 2010

Diversifying Strategies Fund (continued)

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(3,266,023)	$—	$(3,266,023)
Futures Contracts (unrealized depreciation)	(2,436,404)	—	—	(2,436,404)

Total	$(2,436,404)	$(3,266,023)	$—	$(5,702,427)

(a)	Major categories of the Fund’s investments are included in the Consolidated Portfolio of Investments.

Global Alternatives Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$568,153,168	$—	$568,153,168
Forward Foreign Currency Contracts (unrealized appreciation)	—	2,366,953	—	2,366,953
Futures Contracts (unrealized appreciation)	9,005,530	—	—	9,005,530

Total	$9,005,530	$570,520,121	$—	$579,525,651

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(42,680)	$—	$(42,680)
Futures Contracts (unrealized depreciation)	(2,163,100)	—	—	(2,163,100)

Total	$(2,163,100)	$(42,680)	$—	$(2,205,780)

(a)	Major categories of the Fund’s investments are included in the Consolidated Portfolio of Investments.

87  |

Notes to Financial Statements (continued)

December 31, 2010

Managed Futures Strategy Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Investments in Securities	$—	$52,890,657	$—	$52,890,657
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,253,330	—	1,253,330
Futures Contracts (unrealized appreciation)	800,195	—	—	800,195

Total	$800,195	$54,143,987	$—	$54,944,182

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,558,316)	$—	$(1,558,316)
Futures Contracts (unrealized depreciation)	(88,161)	—	—	(88,161)

Total	$(88,161)	$(1,558,316)	$—	$(1,646,477)

(a)	Major categories of the Fund’s investments are included in the Consolidated Portfolio of Investments.

Absolute Strategies Fund

Asset Valuation Inputs

Description (a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$12,999,529	$—	$12,999,529
Bank Loans	—	837,175	—	837,175
Preferred Stocks	204,630	259,901	—	464,531
Short-Term Investments	—	15,084,496	—	15,084,496

Total Investments	204,630	29,181,101	—	29,385,731

Futures Contracts (unrealized appreciation)	30,393	—	—	30,393

Total	$235,023	$29,181,101	$—	$29,416,124

|  88

Notes to Financial Statements (continued)

December 31, 2010

Absolute Strategies Fund (continued)

Liability Valuation Inputs

Description (a)	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(19,959)	$—	$(19,959)
Futures Contracts (unrealized depreciation)	(33,743)	—	—	(33,743)

Total	$(33,743)	$(19,959)	$—	$(53,702)

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Multi-Asset Real Return Fund

Asset Valuation Inputs

Description (a)	Level 1	Level 2	Level 3	Total
Bonds and Notes	$—	$12,227,862	$—	$12,227,862
Bank Loans	—	608,761	—	608,761
Common Stocks	4,864,276	—	—	4,864,276
Preferred Stocks	113,631	—	—	113,631
Exchange Traded Funds	441,270	—	—	441,270
Purchased Options	136,300	—	9,180	145,480
Short-Term Investments	—	8,980,146	—	8,980,146

Total Investments	5,555,477	21,816,769	9,180	27,381,426

Credit Default Swap Agreements (unrealized appreciation)	—	13,242	—	13,242
Forward Foreign Currency Contracts (unrealized appreciation)	—	29,230	—	29,230
Futures Contracts (unrealized appreciation)	287,576	—	—	287,576

Total	$5,843,053	$21,859,241	$9,180	$27,711,474

89  |

Notes to Financial Statements (continued)

December 31, 2010

Multi-Asset Real Return Fund (continued)

Liability Valuation Inputs

Description (a)	Level 1	Level 2	Level 3	Total
Written Options	$(58,600)	$—	$—	$(58,600)
Credit Default Swap Agreements (unrealized depreciation)	—	(29,062)	—	(29,062)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(67,411)	—	(67,411)
Futures Contracts (unrealized depreciation)	(167,567)	—	—	(167,567)

Total	$(226,167)	$(96,473)	$—	$(322,640)

(a)	Major categories of the Fund’s investments are included in the Consolidated Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2010:

Multi-Asset Real Return Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2010	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Purchased Options	$—	$—	$—	$(27,482)	$36,662	$—	$—	$9,180

4. Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts, futures contracts, option contracts and swap agreements (including credit default swaps).

The Diversifying Strategies Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategies while also adding value through volatility management and correlation management. During the year ended December 31, 2010, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities, and short-term interest rates to capture the exposures suggested by the quantitative investment models. The Fund also

|  90

Notes to Financial Statements (continued)

December 31, 2010

used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

The Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2010, the Fund used long contracts on U.S. and foreign equity market indices, U.S. government bonds, and short-term interest rates, and long and short contracts on foreign government bonds, commodities, and foreign currencies.

The Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a proprietary quantitative model to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of trends in a particular asset class. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to the returns of U.S. and non-U.S. equity and fixed income securities indices, currencies and commodities. During the period ended December 31, 2010, the Fund used long contracts on short-term interest rates, and long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, and commodities, in accordance with these objectives.

The Absolute Strategies Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures contracts, option contracts, and swap agreements. During the period ended December 31, 2010, the Fund used forward foreign currency and futures contracts to gain investment exposures in accordance with its objective.

The Multi-Asset Real Return Fund seeks to maximize real returns through exposure to investments in fixed-income securities, equity securities, currencies, and commodity-linked instruments. The Fund expects that its exposure to these asset classes will often

91  |

Notes to Financial Statements (continued)

December 31, 2010

be obtained substantially through the use of derivative instruments, including forward foreign currency contracts, futures contracts, option contracts, and swap agreements. During the period ended December 31, 2010, the Fund used forward foreign currency, futures and options contracts and swap agreements to gain investment exposures in accordance with its objective.

The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. During the period ended December 31, 2010, Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in forward foreign currency transactions for hedging purposes.

The Funds are subject to the risk that companies in which the Funds invest will fail financially or otherwise be unwilling or unable to meet their obligations to the Funds. Absolute Strategies Fund and Multi-Asset Real Return Fund may use credit default swaps to reduce their credit exposure to issuers of bonds they hold without having to sell the bonds. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. During the period ended December 31, 2010, Multi-Asset Real Return Fund engaged in credit default swap transactions as a protection buyer to hedge its credit exposure.

Certain Funds are subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. Multi-Asset Real Return Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the period ended December 31, 2010, the Fund engaged in option transactions for hedging purposes.

Certain Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. Absolute Strategies Fund and Multi-Asset Real Return Fund may use futures contracts to hedge against changes in interest rates and to manage their duration without having to buy or sell portfolio securities. During the period ended December 31, 2010, Absolute Strategies Fund and Multi-Asset Real Return Fund engaged in futures contracts for hedging purposes and Multi-Asset Real Return Fund engaged in futures contracts to manage duration.

Each Fund is party to agreements with counterparties that govern transactions in forward foreign currency contracts, over-the-counter options, and swap agreements. The agreements contain credit-risk-related contingent features that allow the counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a

|  92

Notes to Financial Statements (continued)

December 31, 2010

certain threshold. If such features were to be triggered, the counterparty could request immediate settlement of open contracts at current fair value. As of December 31, 2010, the fair value of derivative positions subject to credit-risk-related contingent features that are in a net liability position (unrealized depreciation) by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Diversifying Strategies Fund	UBS	$(340,336)	$2,257,000
Managed Futures Strategy Fund	UBS	(304,986)	1,000,000
Absolute Strategies Fund	Credit Suisse	(19,959)	—
Multi-Asset Real Return Fund	Morgan Stanley	(37,222)	148,340
	Credit Suisse	(25,777)	—

Forward foreign currency contracts, over-the-counter option contracts and swap agreements are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to net amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, based on the value of derivative positions in an unrealized gain position as of period end, and the amount of loss that the Funds would incur after taking into account master netting arrangements, are as follows as of December 31, 2010:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Diversifying Strategies Fund	$2,925,687	$—
Global Alternatives Fund	2,366,953	2,324,273
Managed Futures Strategy Fund	1,253,330	—
Absolute Strategies Fund	—	—
Multi-Asset Real Return Fund	42,472	—

Counterparty risk is managed through the posting of collateral and, as a result, the risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized. In addition to collateral requirements, the Funds also require counterparties to meet minimum credit quality requirements.

93  |

Notes to Financial Statements (continued)

December 31, 2010

The following is a summary of derivative instruments for Diversifying Strategies Fund as of December 31, 2010:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$2,925,687	$—	$—	$—
Unrealized appreciation on futures contracts	—	392,825	345,205	3,493,947
Liabilities
Unrealized depreciation on forward foreign currency contracts	(3,266,023)	—	—	—
Unrealized depreciation on futures contracts	—	(1,022,381)	(376,561)	(1,037,462)

Transactions in derivative instruments for Diversifying Strategies Fund during the year ended December 31, 2010 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$3,140,647	$—	$—	$—
Futures contracts	—	(10,160,980)	1,852,831	3,524,562
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(261,775)	—	—	—
Futures contracts	—	(624,091)	13,897	2,382,027

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

|  94

Notes to Financial Statements (continued)

December 31, 2010

The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2010:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$2,366,953	$—	$—	$—
Unrealized appreciation on futures contracts	—	2,514,881	1,033,487	5,457,162
Liabilities
Unrealized depreciation on forward foreign currency contracts	(42,680)	—	—	—
Unrealized depreciation on futures contracts	—	(377,605)	(1,621,235)	(164,260)

Transactions in derivative instruments for Global Alternatives Fund during the year ended December 31, 2010 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$4,689,809	$—	$—	$—
Futures contracts	—	11,205,747	9,886,081	2,824,730
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	3,768,308	—	—	—
Futures contracts	—	1,550,985	607,874	3,373,807

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

95  |

Notes to Financial Statements (continued)

December 31, 2010

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2010:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$1,253,330	$—	$—	$—
Unrealized appreciation on futures contracts	—	149,609	110,150	540,436
Liabilities
Unrealized depreciation on forward foreign currency contracts	(1,558,316)	—	—	—
Unrealized depreciation on futures contracts	—	(49,970)	(11,352)	(26,839)

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2010 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$522,237	$—	$—	$—
Futures contracts	—	1,549,415	(903,522)	2,415,896
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(304,986)	—	—	—
Futures contracts	—	99,639	98,798	513,597

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Absolute Strategies Fund as of December 31, 2010:

Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts
Assets
Unrealized appreciation on futures contracts*	$—	$3,297	$27,096
Liabilities
Unrealized depreciation on forward foreign currency contracts	(19,959)	—	—
Unrealized depreciation on futures contracts*	—	—	(33,743)

*	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as receivable or payable for variation margin, as applicable.

|  96

Notes to Financial Statements (continued)

December 31, 2010

Transactions in derivative instruments for Absolute Strategies Fund during the period ended December 31, 2010 were as follows:

Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$—	$—	$11,143
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	(19,959)	—	—
Futures contracts	—	3,297	(6,647)

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Multi-Asset Real Return Fund as of December 31, 2010:

Consolidated Statements of Assets and Liabilities Caption	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Interest Rate Contracts	Commodity Contracts
Assets
Investments at value*	$9,180	$136,300	$—	$—	$—
Unrealized appreciation on forward foreign currency contracts	29,230	—	—	—	—
Unrealized appreciation on futures contracts**	—	—	—	48,488	239,088
Unrealized appreciation on swap agreements	—	—	13,242	—	—

Liabilities
Options written, at value	—	(58,600)	—	—	—
Unrealized depreciation on forward foreign currency contracts	(67,411)	—	—	—	—
Unrealized depreciation on futures contracts**	—	—	—	(9,219)	(158,348)
Unrealized depreciation on swap agreements	—	—	(29,062)	—	—

*	Represents purchased options, at value.
**	Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

97  |

Notes to Financial Statements (continued)

December 31, 2010

Transactions in derivative instruments for Multi-Asset Real Return Fund during the year ended December 31, 2010 were as follows:

Consolidated Statements of Operations Caption	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Interest Rate Contracts	Commodity Contracts
Net Realized Gain (Loss) on:
Investments*	$13,411	$(181,397)	$—	$—	$—
Foreign currency transactions**	(15,902)	—	—	—	—
Futures contracts	—	(120,356)		164,303	127,343
Swap agreements	—	—	90,495	—	—
Options written	—	91,541	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(27,483)	(114,440)	—	—	—
Foreign currency translations**	(38,181)	—	—	—	—
Futures contracts	—	161	—	39,108	80,740
Options written	—	91,500		—	—
Swap agreements	—	—	(26,945)	—	—

*	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.
**	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Consolidated Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

Volume of forwards, futures and swaps activity, as a percentage of net assets, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2010:

Diversifying Strategies Fund	Forwards	Futures
Average Notional Amount Outstanding	162.40%	464.19%
Highest Notional Amount Outstanding	482.44%	935.85%
Lowest Notional Amount Outstanding	85.44%	165.64%
Notional Amount Outstanding as of December 31, 2010	101.45%	165.64%

|  98

Notes to Financial Statements (continued)

December 31, 2010

Global Alternatives Fund	Forwards	Futures
Average Notional Amount Outstanding	39.38%	192.09%
Highest Notional Amount Outstanding	71.99%	279.12%
Lowest Notional Amount Outstanding	19.52%	126.31%
Notional Amount Outstanding as of December 31, 2010	19.52%	145.76%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding for Diversifying Strategies Fund and Global Alternatives Fund.

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	271.12%	580.23%
Highest Notional Amount Outstanding	415.97%	1,246.81%
Lowest Notional Amount Outstanding	110.83%	243.88%
Notional Amount Outstanding as of December 31, 2010	188.54%	243.88%

Absolute Strategies Fund	Forwards	Futures
Notional Amount Outstanding as of December 31, 2010	3.59%	19.33%

Notional amount outstanding as of December 31, 2010 is representative of amounts outstanding during the period for Absolute Strategies Fund.

Multi-Asset Real Return Fund	Forwards	Futures	Swaps
Average Notional Amount Outstanding	47.09%	36.57%	17.26%
Highest Notional Amount Outstanding	59.88%	51.24%	30.60%
Lowest Notional Amount Outstanding	35.31%	26.41%	8.89%
Notional Amount Outstanding as of December 31, 2010	35.31%	51.24%	12.20%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Consolidated Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swaps contracts are not recorded in the financial statements, and therefore are not included in the Funds’ net assets. Derivative positions for Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund are scaled to achieve a target level of volatility for the overall portfolio.

Volume of options activity, as a percentage of net assets, for Multi-Asset Real Return Fund based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2010:

Multi-Asset Real Return Fund*	Call Options Purchased	Put Options Written	Put Options Purchased
Average Market Value of Underlying Instruments	13.05%	19.91%	22.20%
Highest Market Value of Underlying Instruments	20.23%	22.91%	27.25%
Lowest Market Value of Underlying Instruments	5.82%	17.54%	18.88%
Market Value of Underlying Instruments as of December 31, 2010	5.82%	17.54%	18.88%

*	Market value of underlying instruments is determined for securities by multiplying option shares by the price of the option’s underlying security and for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate.

99  |

Notes to Financial Statements (continued)

December 31, 2010

The following is a summary of Multi-Asset Real Return Fund’s written option activity:

	Number of Contracts	Premiums
Options written	$1,355	$274,441
Options terminated in closing purchase transactions	955	124,341
Options exercised	—	—
Options expired	—	—

Outstanding at 12/31/2010	400	$150,100

5.  Purchases and Sales of Securities.  For the year ended December 31, 2010, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Sales/Maturities
Diversifying Strategies Fund	$2,629,526,564	$2,433,769,795
Global Alternatives Fund	8,502,465,440	8,127,735,817
Managed Futures Strategy Fund	576,037,984	523,159,688

For the period ended December 31, 2010, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Absolute Strategies Fund	$2,795,637	$2,818,113	$14,159,432	$4,884
Multi-Asset Real Return Fund	—	—	35,089,422	17,056,278

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis US, serves as investment adviser to Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Loomis Sayles is the investment adviser to the Absolute Strategies Fund and Multi-Asset Real Return Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets, less the net asset value of each Subsidiary, where applicable:

Fund	Percentage of Average Daily Net Assets
Diversifying Strategies Fund	1.25%
Global Alternatives Fund	1.15%
Managed Futures Strategy Fund	1.25%
Absolute Strategies Fund	0.70%
Multi-Asset Real Return Fund	0.75%

|  100

Notes to Financial Statements (continued)

December 31, 2010

AlphaSimplex also serves as investment adviser to the ASG Diversifying Strategies Cayman Fund Ltd., ASG Global Alternatives Cayman Fund Ltd. and ASG Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.25%, 1.15% and 1.25%, respectively, of its average daily net assets.

Loomis Sayles also serves as investment adviser to the Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd., which pays Loomis Sayles a management fee at the annual rate of 0.75% of its average daily net assets.

AlphaSimplex has entered into a subadvisory agreement with Reich & Tang Asset Management, LLC (“Reich & Tang”) on behalf of Diversifying Strategies Fund, Global Alternatives Fund and Managed Futures Strategy Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang.

AlphaSimplex and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2011, for the Diversifying Strategies Fund and the Global Alternatives Fund and until April 30, 2012, for the Managed Futures Strategy Fund, the Absolute Strategies Fund and the Multi-Asset Real Return Fund and will be reevaluated on an annual basis. Management fees payable, as reflected on the Consolidated Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Diversifying Strategies Fund	1.70%	2.45%	1.45%
Global Alternatives Fund	1.60%	2.35%	1.35%
Managed Futures Strategy Fund	1.70%	2.45%	1.45%
Absolute Strategies Fund	1.30%	2.05%	1.05%
Multi-Asset Real Return Fund	1.35%	2.10%	1.10%

AlphaSimplex and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

101  |

Notes to Financial Statements (continued)

December 31, 2010

For the year ended December 31, 2010, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Diversifying Strategies Fund	$1,113,642	$368,445	$745,197	1.25%	0.84%
Global Alternatives Fund	4,595,557	252,354	4,343,203	1.15%	1.09%
Managed Futures Strategy Fund	212,469	201,718	10,751	1.25%	0.06%
Absolute Strategies Fund	8,046	8,046	—	0.70%	—
Multi-Asset Real Return Fund	49,499	49,499	—	0.75%	—

1 Management fee waivers are subject to possible recovery until December 31, 2011.

For the year ended December 31, 2010 expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Absolute Strategies Fund	$42,030
Multi-Asset Real Return Fund	74,398

2 Expense reimbursements are subject to possible recovery until December 31, 2011.

No expenses were recovered for Diversifying Strategies Fund and Global Alternatives Fund during the year ended December 31, 2010 under the terms of the expense limitation agreement.

In addition to fees waived and/or expenses reimbursed under the expense limitation agreement noted above, State Street Bank and Trust Company (“State Street Bank”) reimbursed the Diversifying Strategies Fund for federal excise taxes paid by the Fund in the amount of $6,638 for the year ended December 31, 2010.

b.  Service and Distribution Fees.   Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

|  102

Notes to Financial Statements (continued)

December 31, 2010

Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2010, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Diversifying Strategies Fund	$42,574	$9,389	$28,167
Global Alternatives Fund	357,337	119,808	359,426
Managed Futures Strategy Fund	3,046	807	2,422
Absolute Strategies Fund	71	9	26
Multi-Asset Real Return Fund	226	1	4

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. Diversifying Strategies Fund, Managed Futures Strategy Fund, Absolute Strategies Fund and Multi-Asset Real Return Fund were subject to the new fund fee for all or part of the period.

Natixis Advisors also provides certain administrative services to each Subsidiary for which each Subsidiary pays Natixis Advisors fees equal to an annual rate of 0.05% of

103  |

Notes to Financial Statements (continued)

December 31, 2010

the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to Natixis Advisors by each Subsidiary. In addition, Natixis Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

Prior to July 1, 2010, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which was reevaluated on an annual basis. New funds were subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended December 31, 2010, each Fund paid the following administrative fees to Natixis Advisors (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees
Diversifying Strategies Fund	$133,994
Global Alternatives Fund	189,791
Managed Futures Strategy Fund	73,835
Absolute Strategies Fund	4,384
Multi-Asset Real Return Fund	25,052

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

|  104

Notes to Financial Statements (continued)

December 31, 2010

For the year ended December 31, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Consolidated Statements of Operations:

Fund	Sub-Transfer Agent Fees
Diversifying Strategies Fund	$25,963
Global Alternatives Fund	286,641
Managed Futures Strategy Fund	756
Multi-Asset Real Return Fund	113

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended December 31, 2010 were as follows:

Fund	Commissions
Diversifying Strategies Fund	$228,827
Global Alternatives Fund	415,366
Managed Futures Strategy Fund	12,872

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based

105  |

Notes to Financial Statements (continued)

December 31, 2010

on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Consolidated Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Consolidated Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, the Diversifying Strategies Fund and the Global Alternatives Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2010, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Loomis Sayles Absolute Strategies Fund and Loomis Sayles Multi-Asset Real Return Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

|  106

Notes to Financial Statements (continued)

December 31, 2010

The Funds’ (excluding Absolute Strategies Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

9.  Interest Expense.  Each Fund is charged interest expense on cash and foreign currency overdrafts, if any, for accounts held at the brokers. Interest expense amounts incurred for the year ended December 31, 2010 are reflected on the Consolidated Statements of Operations.

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of December 31, 2010, Natixis US and its affiliates owned shares equating to 45.17%, 42.18% and 44.15% of Managed Futures Strategy Fund’s, Absolute Strategies Fund’s and Multi-Asset Real Return Fund’s net assets, respectively. As of December 31, 2010, Loomis Sayles owned shares equating to 42.18% and 44.15% of Absolute Strategies Fund’s and Multi-Asset Real Return Fund’s net assets, respectively.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2010		Period Ended December 31, 2009*
Diversifying Strategies Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,868,047	$76,325,925	275,175	$2,988,629
Issued in connection with the reinvestment of distributions	269,796	2,819,124	13,465	137,208
Redeemed	(1,542,636)	(16,842,718)	(5,289)	(56,424)

Net change	5,595,207	$62,302,331	283,351	$3,069,413

Class C
Issued from the sale of shares	1,966,693	$21,804,276	12,256	$131,708
Issued in connection with the reinvestment of distributions	60,248	622,968	639	6,494
Redeemed	(34,556)	(372,226)	—	—

Net change	1,992,385	$22,055,018	12,895	$138,202

Class Y
Issued from the sale of shares	18,919,749	$210,401,836	1,870,950	$19,221,874
Issued in connection with the reinvestment of distributions	594,595	6,218,402	90,199	919,124
Redeemed	(4,894,148)	(54,326,909)	(42,826)	(458,700)

Net change	14,620,196	$162,293,329	1,918,323	$19,682,298

Increase (decrease) from capital share transactions	22,207,788	$246,650,678	2,214,569	$22,889,913

*	From commencement of operations on August 3, 2009 through December 31, 2009.

107  |

Notes to Financial Statements (continued)

December 31, 2010

11.  Capital Shares (continued).

	Year Ended December 31, 2010		Year Ended December 31, 2009
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	16,474,144	$173,739,848	8,049,151	$83,594,129
Issued in connection with the reinvestment of distributions	684,600	7,304,687	100,163	1,040,672
Redeemed	(5,921,122)	(62,165,090)	(242,351)	(2,527,671)

Net change	11,237,622	$118,879,445	7,906,963	$82,107,130

Class C
Issued from the sale of shares	4,616,546	$48,071,695	2,181,898	$22,642,073
Issued in connection with the reinvestment of distributions	137,136	1,444,059	16,139	166,706
Redeemed	(570,902)	(5,944,306)	(33,832)	(351,167)

Net change	4,182,780	$43,571,448	2,164,205	$22,457,612

Class Y
Issued from the sale of shares	30,671,718	$324,891,330	9,656,549	$100,827,613
Issued in connection with the reinvestment of distributions	796,278	8,536,092	96,520	1,002,799
Redeemed	(10,269,317)	(106,923,955)	(1,468,738)	(15,396,734)

Net change	21,198,679	$226,503,467	8,284,331	$86,433,678

Increase (decrease) from capital share transactions	36,619,081	$388,954,360	18,355,499	$190,998,420

	Period Ended December 31, 2010*
Managed Futures Strategy Fund	Shares	Amount
Class A
Issued from the sale of shares	684,094	$7,510,763
Issued in connection with the reinvestment of distributions	23,882	253,386
Redeemed	(94,151)	(1,065,967)

Net change	613,825	$6,698,182

Class C
Issued from the sale of shares	220,422	$2,495,747
Issued in connection with the reinvestment of distributions	4,729	50,030
Redeemed	(2,321)	(25,634)

Net change	222,830	$2,520,143

Class Y
Issued from the sale of shares	4,571,067	$48,282,728
Issued in connection with the reinvestment of distributions	236,842	2,510,528
Redeemed	(111,252)	(1,248,222)

Net change	4,696,657	$49,545,034

Increase (decrease) from capital share transactions	5,533,312	$58,763,359

*	From commencement of operations on July 30, 2010 through December 31, 2010.

|  108

Notes to Financial Statements (continued)

December 31, 2010

11.  Capital Shares (continued).

	Period Ended December 31, 2010*
Absolute Strategies Fund	Shares	Amount
Class A
Issued from the sale of shares	245,018	$2,456,047
Issued in connection with the reinvestment of distributions	15	151
Redeemed	(1)	(10)

Net change	245,032	$2,456,188

Class C
Issued from the sale of shares	56,025	$561,320
Issued in connection with the reinvestment of distributions	1	14
Redeemed	—	—

Net change	56,026	$561,334

Class Y
Issued from the sale of shares	2,660,897	$26,611,782
Issued in connection with the reinvestment of distributions	309	3,103
Redeemed	—	—

Net change	2,661,206	$26,614,885

Increase (decrease) from capital share transactions	2,962,264	$29,632,407

*	From commencement of operations on December 15, 2010 through December 31, 2010.

	Period Ended December 31, 2010*
Multi-Asset Real Return Fund	Shares	Amount
Class A
Issued from the sale of shares	144,843	$1,463,375
Issued in connection with the reinvestment of distributions	778	7,886
Redeemed	(33,158)	(335,249)

Net change	112,463	$1,136,012

Class C
Issued from the sale of shares	1,211	$12,251
Issued in connection with the reinvestment of distributions	9	94
Redeemed	—	—

Net change	1,220	$12,345

Class Y
Issued from the sale of shares	2,699,768	$27,018,115
Issued in connection with the reinvestment of distributions	21,488	217,677
Redeemed	(2,481)	(25,105)

Net change	2,718,775	$27,210,687

Increase (decrease) from capital share transactions	2,832,458	$28,359,044

*	From commencement of operations on September 30, 2010 through December 31, 2010.

109  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of ASG Diversifying Strategies Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, Loomis Sayles Absolute Strategies Fund and Loomis Sayles Multi-Asset Real Return Fund:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated portfolios of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ASG Diversifying Strategies Fund (Consolidated), ASG Global Alternatives Fund (Consolidated), ASG Managed Futures Strategy Fund (Consolidated), Loomis Sayles Absolute Strategies Fund and Loomis Sayles Multi-Asset Real Return Fund (Consolidated), each a series of Natixis Funds Trust II (collectively, the “Funds”), at December 31, 2010, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2011

|  110

2010 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2010, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Multi-Asset Real Return	3.86%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2010.

Fund	Amount
Diversifying Strategies	$3,597,445
Global Alternatives	11,336,551
Managed Futures Strategy	852,198

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2010 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Multi-Asset Real Return	5.09%

111  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of the Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 1995 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)

44

Formerly, Trustee, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Hansberger International Series (investment companies)

Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

|  112

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

113  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 1993 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

|  114

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

115  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

David L. Giunta[1,3] (1965)	Trustee Since 2011 President and Chief Executive Officer Since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates—U.S.

John T. Hailer[4] (1960)	Trustee Since 2000	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

|  116

Trustee and Officer Information

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[3]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[4]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer–U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

117  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with the Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee’s or officer’s current position with such entity.

|  118

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A.Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Natixis Funds Trust II	$141,600	$331,700	$1,052	$333	$34,654	$91,143	$—	$—

1.	Audit-related fees consist of:

2009 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, review of Form N-14 and issuance of consent related to reorganization of Delafield Select Fund and consulting services with respect to regulatory matters.

2010 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

2009 - review of the Registrant’s tax returns, consulting services with respect to new deferred compensation tax rules, tax treatment of the ASG Global Alternatives Fund’s wholly-owned subsidiary and the reorganization of the Delafield Select Fund.

2010 - review of the Registrant’s tax returns, tax analysis of ownership changes, tax treatment of the ASG Global Alternatives and ASG Diversifying Strategies Funds’ wholly-owned subsidiary and consulting services related to new Massachusetts filing requirements.

Aggregate fees billed to the Registrant for non-audit services during 2009 and 2010 were $35,706 and $91,476, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Asset Management Advisors, L.P. and entities controlling, controlled by or under common control with Natixis Asset Management Advisors, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Natixis Asset Management Advisors, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/09 – 12/31/09	1/1/10 – 12/31/10
Control Affiliates	$62,410	$253,873

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2011

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2011